As filed with the Securities and Exchange Commission on June 6, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2011 – March 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

The views in this report were those of the Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of March 31, 2012, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the 12 months ended March 31, 2012.  The Fund (Institutional Shares) returned 3.36% for the twelve months ended March 31, 2012, versus 8.54% for the S&P 500 Index (“S&P 500”) and -6.38% for the HFRX Global Hedge Fund Index.  More importantly, the Fund’s performance was achieved without taking meaningful risks and the Fund’s overall net exposure was held to modest levels throughout the past year.  From inception through March 31, the Fund’s beta was 0.21, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index.

As of March 31, 2012, 1-year, 5-year and since inception (July 27, 2005) annualized performance for the Fund (Institutional Shares) was 3.36%, 2.60% and 3.29%, respectively. Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.28% for Institutional Shares.  Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio (net) would be 1.73% for Institutional Shares.  Returns include the reinvestments of dividends and capital gains.

The Fund’s allocations and performance can be viewed across multiple dimensions.  Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities.  The Fund held over 1,200 securities, including both long and short equity, fixed income, ETFs, options, cash and financial futures hedges.  Detailed positioning can be found in the schedule of investments section of the annual report.

We currently allocate assets to ten sub-advisers (managers) that utilize eleven strategies.  As of March 31, 2012, we allocated approximately 93% of the Fund’s assets; the remaining 7% was held in cash for future allocations and rebalancing.  Of the sub-advisers who received assets, the largest allocation to a single manager strategy was approximately 15%; the smallest was roughly 1%.  We view each manager strategy as an independent risk/return profile as opposed to designating categories, benchmarks or buckets.  The following list provides insight into the more concentrated nature of our allocations where we currently have our largest single strategy allocations.  The strategies below (listed alphabetically by manager) each had an allocation between 8%-15% as of March 31:

Aronson Johnson Ortiz – Equity Market Neutral
Kovitz Investment Group – Long/Short Equity
Longhorn Capital Partners – Global Long/Short Equity
Metropolitan West Asset Management – Distressed Debt
Mohican Financial Management – Convertible Arbitrage
St. James Investment Management – Concentrated Equity
Yacktman Asset Management – Concentrated Equity

The Fund’s beta (sensitivity) to the S&P 500 has been trending lower during the run-up in asset prices and has been averaging near zero over the past two years.  Our performance can be explained by the Fund’s manager changes and overall positioning, which has become much more strategic and conservative as markets have appeared more speculative and momentum driven.  As such, our beta and volatility have been lower than normal.  This is to be expected given the Fund’s desire to preserve capital and our managers’ willingness to change their exposures from “aggressive” to “conservative” as the price of risk changes.

We remain pleased with the Fund’s performance in what continues to be a very volatile and emotional environment for many investors.  While the performance for any one month or even a few quarters may appear “disappointing,” investors with reasonable and rational time horizons will understand the Fund’s ability to provide a unique risk/return profile that does not rely on beta-driven, correlated asset allocation strategies.  In order to provide diversification to an overall portfolio in today’s momentum-fueled markets, one cannot be investing in the same

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

things as everyone else.  You have to be doing something different.  As a result, overall returns and performance are likely to come at different times and intervals than other parts of a portfolio.  This is the definition of diversification.  It may come as a surprise to many investors that even with the significant gains in global equities over the past 6 months, our Fund has actually outperformed the MSCI World Equity Index over the past 12 months, as well as the past 5 years through March 31.  Additionally, the Fund produced a positive return during last year’s volatile global equity sell-off.  This is why we stress patience and discipline.  The Fund’s overall positioning is relatively unchanged and remains well hedged and defensive. A recap of our positioning is discussed in more detail toward the end of this letter.

It is no secret the structural problems and crises throughout the global economy stem from excess debt.  This letter attempts to explain why we think the global economy is in this situation, why the process for creating the problems continues to this day, why financial markets are not out of the woods, and how we plan to manage your money within this environment.  We are extremely optimistic about the future investing climate, but only after we get through the final stage of the credit bubble.  In our view, the root of the problem stems from the willingness of a broad swath of investors and money managers to bid up asset prices to extreme levels.  The price increases are based on short term fundamentals, powerful momentum, and easy money from central banks.  This creates a speculative environment that along with easy money, allows borrowers to take on excessive levels of debt based on short term, unsustainable asset prices.  Money managers and investors are also providing the supply of credit in addition to the high asset prices that serve as collateral.  This again is based on short term, unsustainable fundamentals.  Asset prices eventually drop once long-term fundamentals trump the short-term; however the debt remains fixed.  This creates an immediate collateral problem for both the borrower AND lender.  Again, we blame the allocators of capital (largely using other peoples’ money) for this misallocation of capital.  The allocators will make large sums of money until investors finally lose faith in the process.

The reason the above process continues today is many investors have learned very little from the credit crisis and multiple investing bubbles over the past decade-plus.  They are reverting back to bad investing habits and are chasing short-term performance because markets are going up.  You do not need a global survey to realize that investors are now expecting returns monthly and they possess an obsession for relative returns.  This is forcing money managers, who fear losing clients to someone else who promises performance, to once again buy what is “working” and sell what is “not working” regardless of valuation or fundamentals.  As a result, critical thinking and independent judgments are displaced for fear of being different from the herd or benchmark.  The herd grows larger and larger until momentum carries every asset class to a level where investors are “locked-in” to an incredibly low expected return across their entire portfolio.  This further stresses the need for short-term performance and puts more pressure on the herd to chase performance.  Eventually, momentum dies off and there are no more buyers.  A large supply/demand imbalance results and markets fall off of a cliff.

Money managers who brought us the tech bubble, the housing bubble, the bond bubble, and various swings in herding investor psychology have not altered their incentive structures. The incentive structure is not based on whether managers make money or lose money for their clients; that appears to be irrelevant. The focus is on keeping the asset base and waiting for the Federal Reserve to bail them out.  If you are skeptical, explain how an entire industry missed the multitude of risks and overvalued markets over the past decade that resulted in multiple bouts of large investor losses? The signs were there and were glaringly obvious in hindsight.  And, if the past decade wasn’t an appropriate time to think about systemic risks, when would be?  Our guess…probably never. The markets, benchmarks and peer groups continue to serve as cover for reason and judgment regardless of potential investor losses.  There is no critical thinking. Most of the money management industry simply desires to keep investors invested. Period.

The discussion of the money management industry’s inability to manage risk is not about throwing stones.  We certainly do not have all of the answers and we will inevitably make plenty of mistakes.  However, understanding the financial industry’s repetitive conditioning is essential for understanding the ongoing problems affecting banks, the financial system, and the economy as a whole.  Blindly allocating capital to both winners and losers not only stresses misallocation of capital, but creates discrepancies between assets and liabilities. “Catch us if we fall” attitudes further erode true price discovery.  The warning signals that market prices and interest rates normally provide are being suppressed.   As the process builds, it becomes insurmountable.  Hugh Hendry, a European

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

money manager, recently commented at the Milken Conference about the current credit crisis in Europe, “You can’t make up how bad it is.” Commenting further he stated, “We have reached a profound point in economic history where the truth is unpalatable to the political class, and that truth is that the scale and magnitude of the problem is larger than their ability to respond, and it terrifies them.”  We agree. In our view, the financial and political elite are being intellectually dishonest with understanding, managing, and communicating systemic risks and they are attempting to control markets, prices and interest rates. The risks are not complicated and do not require a brilliant mind or a Ph.D. in economics to understand.  It is simple exponential math and the ability and willingness to think for yourself.

Why do we believe we are not out of the woods?  The seriousness of this process is creating the current, global structural problems because it impacts the most vital element:  collateral.  Collateral is what serves as the foundation for the current leveraged financial economy globally as it provides the means (the asset-side of a balance sheet) for lending and borrowing. When asset prices rise, additional debt can be created. When asset prices rise artificially, thanks to the effort of central banks over the past decade-plus through artificially low interest rates, it provides an unsustainable foundation for new debt.  A simple example of this is the artificial increase in house prices (collateral) that allowed homeowners to take on additional debt and use their home values as an ATM. When prices of homes dropped back to supply/demand equilibrium, the higher levels of debt that were based on artificially high home prices caused a massive collateral problem.  The asset/home dropped in value while the liability remained the same, thus wiping out all of the homeowner’s equity. This process continues to this day.  The Federal Reserve and other central banks try to inflate asset prices through money creation to entice the creation of new credit. This creates more debt on asset prices that are artificially elevated in hopes of kick-starting the economy.  Unfortunately, newly created debt today has diminishing marginal productivity and is contributing very little to GDP growth. GDP is simply a measure of spending, not a measure of prosperity or wealth. One-time measures that create spending levels that again are artificial through deficit spending or credit are simply unsustainable (borrow and spend has limits).

Additionally, with interest rates at historic lows, investment models have low hurdle rates for success, which leads to low return-on-investment projects or crowded speculative bets on financial products.  Banks have controlled much of the new liquidity and are using additional leverage on low returning bets on real estate, financial instruments and derivatives. These financial bets tend to be short lived and traders withdraw when momentum wanes or they experience losses. Asset prices then drop (think housing) and you have new collateral problems, which now include both borrower and lender, all over again. These experiments to jump start the economy create further credit and solvency problems once supply and demand revert back to natural equilibrium. Credit problems create a further drop in asset prices as banks must sell assets, and collateral problems worsen to the point where there is no fix and it spirals out of control. Collateral is about money and when money is lost, banks run into severe funding problems due to highly leveraged positions on little equity.  Enter the financial elite to provide taxpayer funded bailouts.  This ongoing financial repression, where failure and speculation are rewarded and savers are punished, is controlled by a small, non-elected group of economists with no market experience and a poor history of understanding anything that isn’t constant and linear.  These economists fail to understand that the reason capital markets aren’t working is because the mechanism for pricing risk (interest rates) is broken.  Amazingly, there has never been more blind faith in this group by the “catch us if we fall” investment industry.

Regardless of how much faith investors currently have in central banks, there are limits to creating money out of thin air and faith can disappear quickly.  Nothing stresses the gaping income and wealth disparity more than central bank money printing and inflation.  It doesn’t take long for young, educationally-indebted and highly unemployed generations to resort to severe social unrest and political pressures. The 99% represents a majority last we checked, but even large voter turnouts by small factions can dramatically upend the status quo.  Smaller factions have indeed defined democracy and upheaval since the beginning of time.  The only thing holding up the current system is propaganda and the ability of the financial and political elite to stay in power.  Many things can change the status quo, but the most powerful multiples are the bond markets (rising sovereign yields) and the political process (elections or scandal). This is where the Euro-zone is right now.  National elections are pushing back against the bail-out and financial regimes and against German political will to control Euro-zone economic policy.  If the status quo is upended and nationalism and self-protection re-roots itself in Europe, there will likely

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

be a reassessment of basic math showing that debts cannot be supported or paid back.  Political instability is the last thing Europe can afford right now and it could potentially upset the entire global financial system.

According to the World Bank, almost half of all global trade involves Europe, which also serves as China’s largest customer.  As Euro-zone economic and credit conditions worsen, we expect global trade dislocations to reverberate; this will likely impact China and the rest of Asia on a large scale.  Problems in the Euro-zone could take place simultaneously with China’s need to address their own credit bubble and economic imbalances.  As we’ve been discussing for almost a year, China has been the main driver of global growth through a massive stimulus phase that fostered unsustainably high fixed investment levels.  This has created a severe imbalance between fixed investment and consumption in China that will likely require much slower GDP growth to rebalance.  According to analysis by Michael Pettis, even if consumption growth averages 7-8%, a rebalancing of investment vs. consumption implies overall real GDP growth for China averaging not much more than 3% annually over the rest of the decade.  A slowing of the investment boom in China, while difficult to time, is mathematically inevitable.  Many emerging market countries and even US based companies have enjoyed huge profit growth that was directly tied to the China story. This means that the countries and companies who benefited greatly from China’s investment and infrastructure boom, notably those that are capital intensive or tied to industrial commodities, are at risk of a severe downturn.  This assumes that China is able to handle its own credit and housing bubble, which could also be called into question once the slowdown begins.  We view a hard landing in China as defined not by negative growth, but by subpar real growth.  We believe this scenario is very likely, especially given credit strains and elevated inflation levels throughout Asia.

When considering the problems facing the Euro-zone, China, and the potential impact on emerging markets, we have become increasingly optimistic about the future for the United States within the global economy.  Europe is a collection of insolvent nations that must come together to avert disaster.  However, the opposite is occurring.  China has severe imbalances that are the responsibility of a small political committee censoring a nation of very low per capita wealth.  Emerging markets live largely off of the successes of Europe and China.  While the U.S. has the tools to fix our own problems, Americans must be willing to accept some pain.  We are optimistic the U.S. will eventually come out of this better than we went into it and the U.S. economy will greatly outperform on a relative basis in the long run.  However, this is not necessarily a positive for broad U.S. markets due to global market correlation and the initial pain needed to tackle our own debt problems. U.S. equity markets have also become heavily dependent on current record profit margins, a declining U.S. dollar, and foreign sources of earnings growth.  The positive impact of direct government subsidies on economic growth, corporate margins, and cost of capital will prove to be transitory, unsustainable, and likely costly for many investors.  U.S. companies that were leveraged to the China miracle could be exposed to significant downturns. Broadly speaking, U.S. equities are not cheap based on normalized fundamentals and most U.S. bonds are completely unattractive long-term.  Most alarming is the massive capital flows into bond funds and bond ETFs. This is coming at a time when Wall Street dealer balance sheets have been shrinking significantly, which should be a red flag for significant liquidity concerns when selling becomes necessary.  When viewing the overall environment for asset allocation and highly correlated price movements, the task of a financial advisor could not be more challenging.

We firmly believe managing money in this environment needs to take into account the idea that the risk of loss has been conditioned out of most investors’ thought and risk management processes.  The overall positioning of both of our Funds is driven largely by the bottoms-up analysis and security selection of our managers, but it also contemplates the environment outlined above.  There is an obsession with short-term relative returns and it is resulting in passive asset allocation strategies that are fully invested and very crowded; investors are all competing for the same ideas.  This can create significant opportunities for managers like ours, who focus on individual security selection and the mis-pricing of assets.  But time and patience are required.  Short-term, emotion-driven markets can create a gap between price and value that can remain wide for frustratingly long periods of time; however, price and value eventually converge. We remain committed to our longer-term theses, despite short-term volatility and we are enthusiastic about the potential for a vast re-pricing of risk.

Currently, the Strategies Fund’s positioning continues to seek opportunity and discrepancy in the pricing of high quality vs. high risk companies (measured by price/cash generation and balance sheet strength).  The long equity portfolio is skewed largely toward select domestic companies that have stable economic profiles, attractive

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

valuations, and low sensitivity to cyclical margin pressure.  The short equity portfolio leans toward companies where earnings power and valuations are stretched or face significant economic headwinds. These short positions include European financials, China-related growth stories, and select low quality industrial, consumer, and financial stocks in the U.S.  Fundamental data and recent earnings reports point out underlying weaknesses and fragile foundations for growth in these businesses.  Overlay futures hedges include certain equity indices, Euro currency, and to a lesser extent long-term U.S. Government debt. The Fund also continues to have a large allocation to convertible arbitrage which we believe provides an attractive balance of risk and reward that can also benefit from equity volatility.  In other credit, certain tranches of sub-prime mortgage and asset backed debt remain reasonably priced with attractive yields.

As a reminder, the Fund is designed for patient, disciplined investors who are looking for something to preserve capital and provide a diversifying element to a mix of directional asset classes.  Given the high sensitivities and correlations across most global asset classes, diversification can be incredibly difficult; we cannot think of a better time to be using our Fund.

Thank you for your investment in our Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

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ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the period ended March 31, 2012.  For new readers, the Fund was created as a compliment to the Absolute Strategies Fund to capture a variety of investment opportunities and market inefficiencies. The Fund currently utilizes five managers with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile compared to the Strategies Fund.  Many of the investment positions are catalyst or event driven and the Fund’s performance has the potential to be a bit lumpier than the Strategies Fund.  However, much of the discussion and analysis of the macro-economic and investing climate found in the Strategies Fund letter applies to both Funds.  To reiterate our view, we firmly believe managing money in this environment needs to take into account the idea that the risk of loss has been conditioned out of most investors’ thought and risk management processes.

The Fund returned -3.68% for the twelve months ended March 31, 2012, versus 8.54% for the S&P 500 Index and -6.38% for the HFRX Global Hedge Fund Index.  Since inception through March 31, the Fund returned 29.92% versus 59.28% for the S&P 500 and 4.39% for the HFRX Index.  Additionally the Fund has achieved this performance without taking on significant market risks while having low net exposure to broader equity and credit markets.  The Fund’s volatility has been roughly one-fourth that of the S&P 500 and the Fund’s beta has been 0.14, (beta measures the Fund’s sensitivity to the S&P 500).  We do anticipate Fund volatility to pick up a bit once new opportunities arise from a re-pricing of risk.  Outside of a handful of event-driven and special situation securities, the equity and credit markets currently are not offering a plethora of dramatically cheap, high conviction long prospects. In fact, while much of the Fund’s gains in 2009-2010 resulted from being long distressed, idiosyncratic credit positions, many of the Fund’s more asymmetric opportunities are now actually on the short side in corporate credit.

As of March 31, 2012, 1-year and since inception annualized performance for the Fund was -3.68% and 7.90%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.43%.  Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio (net) would be 3.00%.  However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012.  Returns include the reinvestments of dividends and capital gains.

The past 12 months was a challenging period for the Absolute Opportunities Fund to deliver a meaningful return.  The Fund focuses on security selection, real mis-pricings, and the key attribute that has served the test of time, patience.  As such, the Fund may develop high conviction contrarian views from the bottom up.  This style of investing has become something of a dinosaur and has been completely out of favor by the crowded, short-term mentality of today’s investors and asset allocators.  Risk-on/risk-off investing seems to be driving the thought processes of most money managers over the past couple of years.  As discussed in the Absolute Strategies Fund letter, many asset allocators are desperate to create short term performance to appease relative-return focused investors.  Neither of our Funds follows such a philosophy and the Opportunities Fund should be viewed as a polar opposite to industry herding.  While inactivity during momentum-fueled markets can seem frustrating, these environments are usually short-lived.  We are very comfortable with our Fund managers’ exposures and are optimistic about the Fund’s longer-term positioning in an incredibly complex environment.

The Fund’s performance has largely been agnostic to recent market movements and may seem to ignore investor preference for short-term, risk-on rallies.  This is exactly what the Fund was designed for.  Much of the Fund’s larger long equity positions are in companies that were previously aggressively levered, but have shown meaningful balance sheet improvements and have broken free from restrictive bond or bank covenants.  By and large, these

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A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

companies are very cheap and continue to both generate substantial free cash and de-lever as fundamentals improve.  However, this bias worked against many of the Fund’s positions during the latest market rally as cash generation, balance sheet quality, and valuation all seemed to take a back seat to momentum.  During periods of market momentum, outperforming stocks continued higher and underperformers grinded lower. One of the more enduring features of the markets of late has been that lower-valuation stocks have lagged while high-valuation stocks continue to outperform.  As our managers’ preference is to generally seek out “unloved” companies to buy (buying low) and “over-loved” companies to sell or short (selling high), short-term pricing and investor attitudes were simply not in our favor.  These periods do not last forever, tend to end unexpectedly, and usually serve as a precursor for eventual mis-pricings.  In the meantime, we will heed the words of Oaktree’s Howard Marks: “you simply cannot create investment opportunities when they’re not there…when prices are high, it’s inescapable that prospective returns are low.”

The Fund has a large allocation to specific short positions in investment grade corporate debt, many of which have very low yields and extremely expensive valuations.  The manager of this strategy has identified appealing short opportunities in several issuers with cyclical sensitivity to their cash flows, largely in retailing, transportation, leisure and lodging industries.  Several of the issuers face meaningful margin pressures with the cost of food, fuel and other commodities becoming increasingly difficult to pass along to cash strapped consumers.  Many of these forces are also compounded in certain high yield credits where companies have re-levered their balance sheets at a time when margins have peaked, cash generation has slowed, and costs are rising. Companies whose earnings growth had already benefited from significant cost cutting programs are particularly at risk as fundamentals start to decline. These companies may face substantial headwinds at a time when their low-cost debt needs to be refinanced. The Fund maintains several short credit and short equity positions in these more leveraged companies as well. Shorting credit is highly contrarian and can cause a bit of a performance drag in the short term; however, we believe the longer term risk/reward opportunity is one of the best available in any asset class today.

We believe that bottom-up analysis and focused, idiosyncratic positioning has the potential for superior long-term performance versus crowded, directional asset class investing that appears priced for perfection.  As a reminder, the Fund may expose investors to different risks, including highly contrarian views, and should be utilized by patient, long-term investors seeking diversification away from traditional investments.

We have a tremendous amount of conviction in the Absolute Opportunities Fund; however we only market the Fund selectively to patient, disciplined financial advisors and investors. We very much appreciate the advisors who continue to understand how the Fund is different and the contrarian role it can play within an overall portfolio.

Thank you for your investment in our Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2012 (Unaudited)

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Changes in Value of a $1,000,000 Investment
Institutinal Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index
and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/12	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - Institutional Shares	3.36%	2.60%	3.29%
S&P 500 Index	8.54%	2.01%	4.13%
Barclays Capital U.S. Aggregate Bond Index	7.71%	6.25%	5.67%
HFRX Global Hedge Fund Index	-6.38%	-2.46%	0.16%

8                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2012 (Unaudited)

Comparison of Changes in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index
and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/12	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - R Shares	2.87%	2.19%	2.89%
S&P 500 Index	8.54%	2.01%	4.13%
Barclays Capital U.S. Aggregate Bond Index	7.71%	6.25%	5.67%
HFRX Global Hedge Fund Index	-6.38%	-2.46%	0.16%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.28% and 2.66%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.73% and 2.11% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

9                                 ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2012 (Unaudited)

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Changes in Value of a $1,000,000 Investment
Absolute Opportunities Fund vs. S&P 500 Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/12	One Year	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund - Institutional Shares	-3.68%	7.90%
S&P 500 Index	8.54%	14.49%
HFRX Global Hedge Fund Index	-6.38%	1.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 3.43%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.00%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

10                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2012

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	41.7%
Asset Backed Obligations	7.0%
Corporate Convertible Bonds	18.1%
Corporate Non-Convertible Bonds	2.2%
Exchange Traded Notes	0.0%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.1%
Municipal Bonds	0.1%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	2.1%
Rights	0.0%
Investment Companies	8.9%
Short-Term Investments	0.1%
Purchased Options	1.2%
Short Positions
Equity Securities	-37.2%
Investment Companies	-0.8%
Written Options	-0.5%
Other Assets and Liabilities, Net*	56.9%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 38.6% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	24.4%	20.1%
Consumer Staples	13.6%	5.1%
Energy	6.3%	4.6%
Financial	18.1%	21.7%
Healthcare	11.6%	8.3%
Industrial	5.1%	18.8%
Information Technology	11.6%	11.2%
Materials	1.6%	5.1%
Telecommunication Services	5.8%	4.3%
Utilities	1.9%	0.8%
	100.0%	100.0%
A

                                    11                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Shares	Description	Value
Long Positions - 81.6%
Equity Securities - 41.7%
Common Stock - 39.6%
Consumer Discretionary - 9.9%
	69,600	Aaron's, Inc. (a)	$1,802,640
	103,700	Aeropostale, Inc. (a)(b)	2,241,994
	22,600	Airgas, Inc. (a)	2,010,722
	106,950	ANN, Inc. (a)(b)	3,063,048
	203,750	Apollo Group, Inc., Class A (a)(b)	7,872,900
	45,900	Arctic Cat, Inc. (a)(b)	1,965,897
	6,200	AutoZone, Inc. (a)(b)	2,305,160
	32,100	Bally Technologies, Inc. (a)(b)	1,500,675
	155,100	Bebe Stores, Inc. (a)	1,431,573
	278,400	Bed Bath & Beyond, Inc. (a)(b)(c)	18,310,368
	44,092	Biglari Holdings, Inc. (a)(b)	17,762,462
	52,000	Brinker International, Inc. (a)	1,432,600
	75,600	Capella Education Co. (a)(b)	2,717,820
	543,700	CarMax, Inc. (a)(b)(c)	18,839,205
	33,900	Casey's General Stores, Inc. (a)	1,880,094
	93,700	Cash America International, Inc. (a)	4,491,041
	3,500	Chipotle Mexican Grill, Inc., Class A (a)(b)	1,463,000
	59,600	Coach, Inc. (a)	4,605,888
	24,400	Coinstar, Inc. (a)(b)	1,550,620
	300,000	Comcast Corp., Special Class A	8,853,000
	141,400	Copart, Inc. (a)(b)	3,686,298
	54,300	Costco Wholesale Corp. (a)(c)	4,930,440
	638,936	CVS Caremark Corp. (a)	28,624,333
	85,100	DIRECTV, Class A (a)(b)	4,198,834
	32,000	Dollar Tree, Inc. (a)(b)	3,023,680
	37,300	Equifax, Inc. (a)	1,650,898
	13,500	Fossil, Inc. (a)(b)	1,781,730
	41,800	FTI Consulting, Inc. (a)(b)	1,568,336
	39,250	Gartner, Inc. (a)(b)	1,673,620
	24,000	Google, Inc., Class A (a)(b)	15,389,760
	101,900	Grand Canyon Education, Inc. (a)(b)	1,809,744
	350,000	H&R Block, Inc.	5,764,500
	68,450	IAC/InterActiveCorp. (a)	3,360,211
	175,500	Interval Leisure Group, Inc. (a)	3,053,700
	19,000	ITT Educational Services, Inc. (a)(b)	1,256,660
	139,700	Kirkland's, Inc. (a)(b)	2,260,346
	222,000	Kohl's Corp. (a)(c)	11,106,660
	300,000	Liberty Media Corp. - Interactive, Class A (b)	5,727,000
	36,000	LKQ Corp. (a)(b)	1,122,120
	728,900	Lowe's Cos., Inc. (a)(c)	22,872,882
	33,550	Ltd. Brands, Inc. (a)	1,610,400
	42,400	Mattel, Inc. (a)	1,427,184
	162,000	Meritor, Inc. (a)(b)	1,307,340
	118,400	Newell Rubbermaid, Inc. (a)	2,108,704
	83,300	Papa John's International, Inc. (a)(b)	3,137,078
	362,700	PetMed Express, Inc. (a)	4,490,226
	25,000	PetSmart, Inc. (a)	1,430,500
		Security
	Shares	Description	Value
	21,100	Polaris Industries, Inc. (a)	$1,522,365
	14,400	Ralph Lauren Corp. (a)	2,510,352
	364,400	Robert Half International, Inc. (a)	11,041,320
	72,150	Rollins, Inc. (a)	1,535,352
	44,700	Royal Caribbean Cruises, Ltd.	1,315,521
	42,600	Scholastic Corp. (a)	1,502,928
	30,000	Starbucks Corp. (a)	1,676,700
	31,100	Strayer Education, Inc. (a)	2,932,108
	342,650	Target Corp. (a)(c)	19,966,215
	45,000	The Cheesecake Factory, Inc. (a)(b)	1,322,550
	106,600	The Corporate Executive Board Co. (a)	4,584,866
	227,000	The Geo Group, Inc. (a)(b)	4,315,270
	138,400	The Goodyear Tire & Rubber Co. (a)(b)	1,552,848
	60,800	The Toro Co. (a)	4,323,488
	179,100	The Walt Disney Co. (a)(c)	7,840,998
	136,500	Total System Services, Inc. (a)	3,149,055
	160,000	Toyota Industries Corp., ADR	4,852,784
	413,000	Viacom, Inc., Class B	19,600,980
	373,200	Walgreen Co. (a)(c)	12,498,468
	501,000	Wal-Mart Stores, Inc. (a)(c)	30,661,200
	203,200	Websense, Inc. (a)(b)	4,285,488
	7,500	WW Grainger, Inc. (a)	1,611,075
	98,500	Wyndham Worldwide Corp. (a)	4,581,235
			395,657,057

Consumer Staples - 5.6%
	1,337,300	Allos Therapeutics, Inc. (a)(b)	1,979,204
	110,800	Amedisys, Inc. (a)(b)	1,602,168
	41,300	Arbitron, Inc. (a)	1,527,274
	400,000	Avon Products, Inc.	7,744,000
	33,200	Cal-Maine Foods, Inc. (a)	1,270,232
	454,000	Campbell Soup Co. (a)	15,367,900
	108,500	Clorox Co. (a)	7,459,375
	31,900	Cyberonics, Inc. (a)(b)	1,216,347
	56,200	Deluxe Corp. (a)	1,316,204
	37,600	DENTSPLY International, Inc. (a)	1,508,888
	39,050	Dr. Pepper Snapple Group, Inc. (a)	1,570,201
	26,650	Herbalife, Ltd. (a)	1,834,053
	36,450	Hormel Foods Corp. (a)	1,076,004
	41,800	Iron Mountain, Inc. (a)	1,203,840
	12,400	Kimberly-Clark Corp. (a)	916,236
	125,000	Kraft Foods, Inc., Class A	4,751,250
	25,050	Lorillard, Inc. (a)	3,243,474
	275,000	Molson Coors Brewing Co., Class B	12,443,750
	596,000	PepsiCo, Inc. (a)	39,544,600
	177,000	QLT, Inc. (a)(b)	1,239,000
	81,150	Sara Lee Corp. (a)	1,747,159
	835,000	Sysco Corp.	24,933,100
	200,000	The Coca-Cola Co. (c)	14,802,000
	15,600	The Hershey Co. (a)	956,748
	885,000	The Procter & Gamble Co. (a)	59,480,850
	600,000	The Western Union Co.	10,560,000
	18,150	Tupperware Brands Corp. (a)	1,152,525
			222,446,382

See Notes to Financial Statements.                                     12                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Shares	Security Description	Value
Energy - 2.3%
	28,600	Cabot Oil & Gas Corp. (a)	$891,462
	216,200	ConocoPhillips (a)	16,433,362
	19,550	EQT Corp. (a)	942,506
	152,800	Exxon Mobil Corp. (a)	13,252,344
	229,500	Gran Tierra Energy, Inc. (a)(b)	1,443,555
	67,800	Gulf Island Fabrication, Inc. (a)	1,984,506
	30,800	Hess Corp. (a)	1,815,660
	39,550	HollyFrontier Corp. (a)	1,271,533
	73,600	Marathon Oil Corp. (a)	2,333,120
	36,800	Marathon Petroleum Corp. (a)	1,595,648
	142,100	Matrix Service Co. (a)(b)	1,990,821
	72,500	Murphy Oil Corp. (a)	4,079,575
	51,100	Oceaneering International, Inc. (a)	2,753,779
	225,700	Patterson-UTI Energy, Inc. (a)	3,902,353
	11,300	Pioneer Natural Resources Co. (a)	1,260,967
	18,250	SM Energy Co. (a)	1,291,552
	275,000	Spectra Energy Corp.	8,676,250
	113,500	Sunoco, Inc. (a)	4,330,025
	55,800	Tesoro Corp. (a)(b)	1,497,672
	154,900	Tetra Technologies, Inc. (a)(b)	1,459,158
	175,000	Total SA, ADR	8,946,000
	53,100	Unit Corp. (a)(b)	2,270,556
	294,300	Vaalco Energy, Inc. (a)(b)	2,781,135
	159,500	Valero Energy Corp. (a)	4,110,315
			91,313,854
Financial - 6.6%
	284,500	American Express Co. (a)	16,461,170
	26,200	American Tower Corp. REIT (a)	1,651,124
	63,100	Aon PLC (a)	3,095,686
	57,250	Apartment Investment & Management Co., Class A REIT (a)	1,511,972
	180,500	Artio Global Investors, Inc. (a)	860,985
	165,900	Banco Latinoamericano de Comerico Exterior SA, Class E (a)	3,502,149
	447,000	Bancorp, Inc. (b)	4,487,880
	144	Berkshire Hathaway, Inc., Class A (a)(b)	17,553,600
	262,600	Berkshire Hathaway, Inc., Class B (a)(b)(c)	21,309,990
	134,600	Boston Private Financial Holdings, Inc. (a)	1,333,886
	166,400	Capitol Federal Financial, Inc. (a)	1,973,504
	36,700	Cardinal Health, Inc. (a)	1,582,137
	79,300	Chemical Financial Corp. (a)	1,858,792
	39,300	City Holding Co. (a)	1,364,496
	11,000	CME Group, Inc. (a)	3,182,630
	93,800	Columbia Banking System, Inc. (a)	2,136,764
	31,200	Coventry Health Care, Inc. (a)	1,109,784
	34,800	Erie Indemnity Co., Class A (a)	2,712,312
	470	Fairfax Financial Holdings, Ltd.	189,217
	113,400	Fifth Third Bancorp (a)	1,593,270
	7,500	First Citizens BancShares, Inc., Class A (a)	1,370,175

		Security
	Shares	Description	Value
	108,330	Franklin Resources, Inc. (a)	$13,436,170
	22,300	Global Payments, Inc. (a)(d)	1,058,581
	31,100	Greenhill & Co., Inc. (a)	1,357,204
	152,700	Health Net, Inc. (a)(b)	6,065,244
	398,600	Huntington Bancshares, Inc. (a)	2,570,970
	106,200	Interactive Brokers Group, Inc., Class A (a)	1,805,400
	190,650	International Bancshares Corp. (a)	4,032,247
	179,300	Janus Capital Group, Inc. (a)	1,597,563
	335,300	KeyCorp (a)	2,850,050
	66,300	Lincoln National Corp. (a)	1,747,668
	21,400	Markel Corp. (b)	9,607,316
	75,300	Moody's Corp. (a)	3,170,130
	101,600	National Financial Partners Corp. (a)(b)	1,538,224
	52,600	National Health Investors, Inc. REIT (a)	2,565,828
	262,100	Net 1 UEPS Technologies, Inc. (a)(b)	2,369,384
	162,100	Oritani Financial Corp. (a)	2,379,628
	325,000	Paychex, Inc.	10,071,750
	414,170	PrivateBancorp, Inc. (a)	6,282,959
	20,400	PS Business Parks, Inc. REIT (a)	1,337,016
	11,800	Public Storage REIT (a)	1,630,406
	200,000	Resource America, Inc., Class A	1,262,000
	39,000	SunTrust Banks, Inc. (a)	942,630
	42,000	T. Rowe Price Group, Inc. (a)	2,742,600
	587,600	The Bank of New York Mellon Corp. (a)(c)	14,178,788
	111,800	The Goldman Sachs Group, Inc. (a)	13,904,566
	38,200	The Hanover Insurance Group, Inc. (a)	1,570,784
	30,350	The Macerich Co. REIT (a)	1,752,712
	71,250	The Progressive Corp. (a)	1,651,575
	72,500	The Travelers Cos., Inc. (a)	4,292,000
	51,450	UDR, Inc. REIT (a)	1,374,230
	28,350	Ventas, Inc. REIT (a)	1,618,785
	13,000	Visa, Inc., Class A (a)	1,534,000
	196,700	Washington Federal, Inc. (a)	3,308,494
	865,650	Wells Fargo & Co. (a)	29,553,291
	200,000	Weyerhaeuser Co. REIT	4,384,000
	275,000	WR Berkley Corp.	9,933,000
			262,318,716
Healthcare - 4.6%
	42,000	Abbott Laboratories (a)	2,574,180
	123,950	Aetna, Inc. (a)	6,217,332
	17,200	Alexion Pharmaceuticals, Inc. (a)(b)	1,597,192
	119,900	AMAG Pharmaceuticals, Inc. (a)(b)	1,910,007
	95,350	AmerisourceBergen Corp. (a)	3,783,488
	363,150	Becton Dickinson and Co. (a)	28,198,597
	23,400	Cerner Corp. (a)(b)	1,782,144
	97,100	Charles River Laboratories International, Inc. (a)(b)	3,504,339
	141,300	Community Health Systems, Inc. (a)(b)	3,142,512
	26,750	Covidien PLC (a)	1,462,690
	110,000	CR Bard, Inc.	10,859,200

See Notes to Financial Statements.                                     13                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Shares	Description	Value
	16,000	Henry Schein, Inc. (a)(b)	$1,210,880
	78,400	Hill-Rom Holdings, Inc. (a)	2,619,344
	2,900	Intuitive Surgical, Inc. (a)(b)	1,571,075
	438,600	Johnson & Johnson (a)	28,930,056
	19,700	Kensey Nash Corp. (a)	576,422
	75,600	Magellan Health Services, Inc. (a)(b)	3,690,036
	300,000	Medtronic, Inc.	11,757,000
	117,400	Myriad Genetics, Inc. (a)(b)	2,777,684
	205,800	Nordion, Inc. (a)	2,000,376
	230,000	Novartis AG, ADR	12,744,300
	500,000	Pfizer, Inc.	11,330,000
	76,000	Quest Diagnostics, Inc. (a)	4,647,400
	159,300	St. Jude Medical, Inc. (a)(c)	7,058,583
	145,000	Stryker Corp.	8,044,600
	242,400	Tenet Healthcare Corp. (a)(b)	1,287,144
	117,350	Thoratec Corp. (a)(b)	3,955,869
	73,500	Triple-S Management Corp., Class B (a)(b)	1,697,850
	87,500	UnitedHealth Group, Inc.	5,157,250
	116,700	Warner Chilcott PLC, Class A (a)(b)	1,961,727
	58,050	WellPoint, Inc. (a)	4,284,090
	181,000	XenoPort, Inc. (a)(b)	814,500
			183,147,867
Industrial - 2.1%
	24,200	Acuity Brands, Inc. (a)	1,520,486
	28,500	Agilent Technologies, Inc. (a)	1,268,535
	37,900	Alliant Techsystems, Inc. (a)	1,899,548
	11,600	Amerco, Inc. (a)	1,223,916
	32,700	Analogic Corp. (a)	2,208,558
	217,300	Apogee Enterprises, Inc. (a)	2,814,035
	30,300	Applied Industrial Technologies, Inc. (a)	1,246,239
	18,000	BE Aerospace, Inc. (a)(b)	836,460
	307,852	Cemex SAB de CV, ADR (a)(b)	2,388,935
	35,500	Chicago Bridge & Iron Co. NV (a)	1,533,245
	25,500	Crane Co. (a)	1,236,750
	11,500	Cummins, Inc. (a)	1,380,460
	149,800	Delta Air Lines, Inc. (a)(b)	1,484,518
	20,000	Dover Corp. (a)	1,258,800
	28,600	Fluor Corp. (a)	1,717,144
	82,800	Foster Wheeler AG (a)(b)	1,884,528
	27,450	Graco, Inc. (a)	1,456,497
	19,750	Hubbell, Inc., Class B (a)	1,551,955
	61,000	Jabil Circuit, Inc. (a)	1,532,320
	48,700	JB Hunt Transport Services, Inc. (a)	2,647,819
	347	Kansas City Southern (a)(b)	24,876
	15,000	Lockheed Martin Corp. (a)	1,347,900
	5,800	Mettler-Toledo International, Inc. (a)(b)	1,071,550
	38,700	Mine Safety Appliances Co. (a)	1,589,796
	178,200	Myers Industries, Inc. (a)	2,628,450
	48,800	Northrop Grumman Corp. (a)	2,980,704
	56,300	Packaging Corp. of America (a)	1,665,917
	59,350	Raytheon Co. (a)	3,132,493
	35,768	Rock-Tenn Co., Class A (a)	2,416,486

		Security
	Shares	Description	Value
	232,400	SAIC, Inc. (a)	$3,067,680
	34,200	Sturm Ruger & Co., Inc. (a)	1,679,220
	164,800	The Boeing Co. (a)(c)	12,256,176
	98,050	United Parcel Service, Inc., Class B (a)	7,914,596
	44,600	URS Corp. (a)	1,896,392
	540	USG Corp. (a)(b)(c)	9,288
	37,250	Waste Connections, Inc. (a)	1,211,743
	47,000	Werner Enterprises, Inc. (a)	1,168,420
	125,000	Xylem, Inc.	3,468,750
			82,621,185
Information Technology - 4.8%
	210,600	Accenture PLC, Class A (a)(c)	13,583,700
	327,200	Activision Blizzard, Inc. (a)	4,194,704
	244,100	Actuate Corp. (a)(b)	1,532,948
	63,700	Adobe Systems, Inc. (a)(b)	2,185,547
	164,800	Amtech Systems, Inc. (a)(b)	1,372,784
	43,400	Apple, Inc. (a)(b)(e)	26,016,998
	233,400	Automatic Data Processing, Inc. (a)	12,881,346
	34,100	Avago Technologies, Ltd. (a)	1,328,877
	101,300	BMC Software, Inc. (a)(b)	4,068,208
	163,700	CA, Inc. (a)	4,511,572
	70,700	CACI International, Inc., Class A (a)(b)	4,403,903
	45,500	Computer Sciences Corp. (a)	1,362,270
	340,000	Corning, Inc.	4,787,200
	29,150	DST Systems, Inc. (a)	1,580,805
	154,050	Electronic Arts, Inc. (a)(b)	2,538,744
	134,300	EPIQ Systems, Inc. (a)	1,625,030
	40,100	Fair Isaac Corp. (a)	1,760,390
	310,000	Hewlett-Packard Co.	7,387,300
	29,000	Intuit, Inc. (a)	1,743,770
	25,700	KLA-Tencor Corp. (a)	1,398,594
	526,700	LSI Corp. (a)(b)	4,571,756
	31,850	MICROS Systems, Inc. (a)(b)	1,760,986
	1,475,000	Microsoft Corp.	47,568,750
	123,300	Monolithic Power Systems, Inc. (a)(b)	2,425,311
	41,600	Nuance Communications, Inc. (a)(b)	1,064,128
	47,000	Parametric Technology Corp. (a)(b)	1,313,180
	40,000	QUALCOMM, Inc. (a)	2,720,800
	185,300	Quest Software, Inc. (a)(b)	4,311,931
	30,700	Red Hat, Inc. (a)(b)	1,838,623
	280,000	Research In Motion, Ltd. (b)	4,118,800
	46,000	Silicon Laboratories, Inc. (a)(b)	1,978,000
	254,500	Symantec Corp. (a)(b)	4,759,150
	32,600	Tyler Technologies, Inc. (a)(b)	1,252,166
	128,400	Unisys Corp. (a)(b)	2,532,048
	798,000	United Online, Inc. (a)	3,902,220
	53,500	VeriSign, Inc. (a)	2,051,190
	80,650	Xerox Corp. (a)	651,652
	207,600	Xyratex, Ltd. (a)	3,302,916
			192,388,297

See Notes to Financial Statements.                                     14                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Shares	Description		Value
Materials - 0.6%
	74,400	A Schulman, Inc. (a)		$2,010,288
	34,900	Cytec Industries, Inc. (a)		2,121,571
	33,400	Eastman Chemical Co. (a)		1,726,446
	56,800	Freeport-McMoRan Copper & Gold, Inc. (a)		2,160,672
	53,000	H.B. Fuller Co. (a)		1,739,990
	25,600	International Flavors & Fragrances, Inc. (a)		1,500,160
	33,100	Minerals Technologies, Inc. (a)		2,165,071
	17,700	PPG Industries, Inc. (a)		1,695,660
	52,300	RPM International, Inc. (a)		1,369,737
	39,600	Schweitzer-Mauduit International, Inc. (a)		2,734,776
	21,300	Sigma-Aldrich Corp. (a)		1,556,178
	34,450	United States Steel Corp. (a)		1,011,797
	65,100	Valspar Corp. (a)		3,143,679
				24,936,025
Telecommunication Services - 2.4%
	27,000	AMC Networks, Inc., Class A (a)(b)		1,205,010
	136,300	Amdocs, Ltd. (a)(b)		4,304,354
	159,200	Cbeyond, Inc. (a)(b)		1,273,600
	15,700	Charter Communications, Inc., Class A (a)(b)		996,165
	1,000,000	Cisco Systems, Inc.		21,150,000
	48,600	Comtech Telecommunications Corp. (a)		1,583,388
	22,300	Crown Castle International Corp. (a)(b)		1,189,482
	30,300	Discovery Communications, Inc., Class A (a)(b)		1,533,180
	14,900	F5 Networks, Inc. (a)(b)		2,010,904
	29,400	Motorola Solutions, Inc. (a)		1,494,402
	97,100	NeuStar, Inc., Class A (a)(b)		3,616,975
	141,700	Neutral Tandem, Inc. (a)(b)		1,727,323
	2,400,000	News Corp., Class A		47,256,000
	75,600	Plantronics, Inc. (a)		3,043,656
	64,200	Sycamore Networks, Inc. (a)(b)		1,138,908
	37,600	Verizon Communications, Inc. (a)		1,437,448
	161,300	XO Group, Inc. (a)(b)		1,514,607
				96,475,402
Utilities - 0.7%
	28,500	Alliant Energy Corp. (a)		1,234,620
	63,000	Edison International (a)		2,678,130
	68,250	Entergy Corp. (a)		4,586,400
	400,000	Exelon Corp.		15,684,000
	16,650	ITC Holdings Corp. (a)		1,281,051
	78,050	Questar Corp. (a)		1,503,243
				26,967,444

Total Common Stock
(Cost $1,282,122,949)				1,578,272,229

		Security
	Shares	Description	Rate	Value
Preferred Stock - 2.1%

Consumer Discretionary - 0.2%
	20,641	Callaway Golf Co., Series B (a)	7.50%	$2,126,023
	29,029	Newell Financial Trust I (a)	5.25	1,378,878
	43,669	The Goodyear Tire & Rubber Co. (a)	5.88	1,809,207
	3,622	The Interpublic Group of Cos., Inc., Series B (a)	5.25	3,758,730
				9,072,838
Consumer Staples - 0.1%
	35,751	Bunge, Ltd. (a)	4.88	3,592,975
Energy - 0.3%
	2,483	Chesapeake Energy Corp. (a)(f)	5.75	2,532,660
	9,496	Energy XXI Bermuda, Ltd. (a)	5.63	3,590,675
	62,936	Goodrich Petroleum Corp., Series B (a)	5.38	2,366,394
	26,079	Petroquest Energy, Inc., Series B (a)	6.88	904,615
	32,696	SandRidge Energy, Inc. (a)	8.50	4,016,703
				13,411,047

Financial - 1.0%
	205,298	2009 Dole Food Automatic Common Exchange Security Trust (a)(f)	7.00	2,062,608
	62,932	2010 Swift Mandatory Common Exchange Security Trust (a)(f)	6.00	700,194
	173,460	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00	4,610,567
	89,153	AMG Capital Trust II (a)	5.15	3,828,007
	51,762	Aspen Insurance Holdings, Ltd. (a)	5.63	2,782,725
	1,507	Bank of America Corp., Series L (a)	7.25	1,475,353
	35,212	Forest City Enterprises, Inc., Series A (a)	7.00	1,910,357
	65,734	Health Care REIT, Inc., Series I (a)	6.50	3,436,574
	35,643	KeyCorp, Series A (a)	7.75	4,015,362
	15,413	Lexington Realty Trust, Series C	6.50	673,355
	51,413	MetLife, Inc. (a)	5.00	3,635,927
	101,296	Synovus Financial Corp. (a)	8.25	1,939,818
	138,235	UBS AG (a)	9.38	2,291,936
	1,375	Wells Fargo & Co., Series L	7.50	1,535,463
	69,709	Wintrust Financial Corp. (a)	7.50	3,842,709
	474	Wintrust Financial Corp., Series C (d)	5.00	488,813
				39,229,768
Healthcare - 0.2%
	7,166	Alere, Inc., Series B (a)	3.00	1,727,006
	70	HealthSouth Corp. (a)(f)	6.50	68,968
	4,324	HealthSouth Corp., Series A (a)	6.50	4,260,221

See Notes to Financial Statements.                                     15                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Shares	Description	Rate		Value
	59,028	Omnicare Capital Trust II, Series B (a)	4.00%		$2,837,033
					8,893,228

Industrial - 0.1%
	67,813	Continental Airlines Finance Trust II (a)	6.00		2,335,310
Materials - 0.1%
	58,847	AngloGold Ashanti Holdings Finance PLC (a)	6.00		2,533,952
Utilities - 0.1%
	62,828	CenterPoint Energy, Inc. (a)(g)	0.47		2,359,977
	38,200	PPL Corp. (a)	9.50		2,075,788
					4,435,765
Total Preferred Stock
(Cost $78,690,080)					83,504,883

Total Equity Securities
(Cost $1,360,813,029)					1,661,777,112

		Security
	Principal	Description	Rate	Maturity	Value

Fixed Income Securities - 29.7%
Asset Backed Obligations - 7.0%
	$3,337,000	ACE Securities Corp., Series 2006-ASP3 A2C (g)	0.39%	06/25/36	$1,447,858
	1,775,000	ACE Securities Corp., Series 2006-HE1 A2D (g)	0.54	02/25/36	593,327
	561,852	ACE Securities Corp., Series 2007-HE1 A2A (g)	0.33	01/25/37	160,001
	125,127	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (a)(g)	2.95	03/25/36	76,206
	193,848	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (a)(g)	0.56	07/25/35	167,292
	2,154,211	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (g)	3.23	03/25/36	1,267,918
	96,695	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (a)(g)	5.50	03/25/36	62,660
	3,135,490	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (g)	0.39	03/25/37	1,503,502
	1,349,999	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (a)(f)(g)	0.50	06/14/37	1,169,859
	944,532	Alta Wind Holdings, LLC (f)	7.00	06/30/35	1,020,257

		Security
	Principal	Description	Rate	Maturity	Value
	$590,727	American Home Mortgage Assets, LLC, Series 2007-4 A2 (g)	0.43%	08/25/37	$445,620
	1,144,000	Argent Securities, Inc., Series 2005-W5 A2D (g)	0.56	01/25/36	425,909
	1,000,000	Asset Backed Funding Certificates, Series 2006-HE1 A2C (g)	0.40	01/25/37	314,958
	1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (f)(g)	1.49	05/25/37	73,952
	1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (g)	1.24	06/25/37	603,817
	1,315,000	Astoria Depositor Corp. (f)	8.14	05/01/21	1,117,750
	1,140,000	Avalon IV Capital, Ltd., Series 2012-1A C (a)(d)(f)(g)	4.39	04/17/23	1,093,260
	953,720	AWAS Aviation Capital, Ltd. (f)	7.00	10/17/16	994,253
	500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I D (a)(d)	5.50	11/20/15	427,843
	500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (a)(d)	6.25	04/20/16	411,253
	550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (a)(d)	7.00	03/20/17	414,714
	1,154,479	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (a)(f)(g)	0.54	11/14/33	969,762
	333,107	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (a)	6.00	09/25/35	272,333
	205,825	Banc of America Funding Corp., Series 2005-B 3A1B (a)(g)	0.55	04/20/35	156,279
	7,580,000	Banc of America Funding Corp., Series 2006-D 1A2 (g)	0.52	05/20/36	1,731,806

See Notes to Financial Statements.                                     16                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$80,117	Banc of America Funding Corp., Series 2006-E 2A1 (a)(g)	2.83%	06/20/36	$53,373
339,770	Banc of America Funding Corp., Series 2006-F 1A1 (a)(g)	2.67	07/20/36	273,824
150,446	Banc of America Funding Corp., Series 2006-G 2A3 (a)(g)	0.41	07/20/36	146,761
225,059	Banc of America Funding Corp., Series 2006-H 6A1 (g)	0.43	10/20/36	119,119
655,284	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	471,675
159,415	Banc of America Funding Corp., Series 2007-E 4A1 (g)	5.40	07/20/47	110,168
1,485,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4 A6 (g)	4.88	07/10/42	1,588,977
175,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2 A5 (a)(g)	4.86	07/10/43	191,589
2,320,521	Bayview Commercial Asset Trust, Series 2004-3 A1 (a)(f)(g)	0.61	01/25/35	1,886,427
1,225,000	Bayview Commercial Asset Trust, Series 2006-SP1 M1 (a)(f)(g)	0.69	04/25/36	836,287
94,138	Bayview Financial Acquisition Trust, Series 2005-D AF3 (a)(g)	5.50	12/28/35	88,710
266,764	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (a)(g)	5.20	08/25/47	155,417
1,254,849	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (g)	2.85	05/25/35	814,600
228,467	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (a)(g)	0.51	10/25/35	137,266

	Security
Principal	Description	Rate	Maturity	Value
$471,136	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (g)	2.58%	02/25/36	$291,263
2,498,027	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (g)	3.12	03/25/36	1,300,769
234,523	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (a)(g)	2.94	03/25/36	130,661
1,590,314	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (g)	0.43	05/25/36	770,318
1,569,848	Bear Stearns Alt-A Trust, Series 2006-4 11A1 (g)	0.40	08/25/36	931,304
200,000	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (a)(g)	0.61	08/25/35	183,662
74,370	Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1 A2 (a)(g)	4.72	11/11/35	74,888
1,680,000	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6 A6	4.83	11/11/41	1,817,256
1,815,000	Bear Stearns Commercial Mortgage Securities, Series 2005-T20 A4A (a)(g)	5.15	10/12/42	2,025,458
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (g)	0.37	07/25/37	784,346
214,915	BNC Mortgage Loan Trust, Series 2007-4 A3A (g)	0.49	11/25/37	212,006
3,400,000	Brazos Higher Education Authority, Series 2010-1 A2 (a)(g)	1.69	02/25/35	3,187,548
795,246	Centex Home Equity, Series 2005-C AF6 (h)	4.64	06/25/35	773,366
1,700,000	Centex Home Equity, Series 2006-A AV4 (g)	0.49	06/25/36	980,619

See Notes to Financial Statements.                                     17                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (a)(g)	2.80%	12/25/35	$101,535
410,162	Chaseflex Trust, Series 2007-1 2A9 (a)	6.00	02/25/37	291,175
2,292,047	Chaseflex Trust, Series 2007-M1 1A2 (g)	0.47	08/25/37	1,111,287
3,286,580	CIT Education Loan Trust, Series 2007-1 A (a)(f)(g)	0.56	03/25/42	2,962,309
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (h)	6.04	09/25/36	1,010,160
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (h)	6.05	03/25/37	956,363
145,000	Citigroup Commerical Mortgage Trust, Series 2007-C6 A4 (a)(g)	5.70	12/10/49	166,302
380,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (h)	5.92	03/25/36	218,845
2,850,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (g)	0.41	07/25/45	1,043,978
111,564	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (g)	0.51	01/25/37	129
754,572	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (g)	5.14	07/25/37	493,379
3,610,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (g)	0.44	01/25/37	1,706,505
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (g)	0.64	03/25/37	230,413

	Security
Principal	Description	Rate	Maturity	Value
$760,640	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (g)	0.40%	06/25/37	$560,908
3,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (g)	1.29	07/25/37	1,851,239
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (a)(g)	1.54	07/25/37	132,100
1,600,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1 A4 (g)	5.23	07/15/44	1,786,916
160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 A4 (a)(g)	5.89	11/15/44	184,732
173,549	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	117,956
66,159	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (a)	5.75	04/25/37	46,018
35,000	Commercial Mortgage Pass Through Certificates, 2007-C9 A4 (a)(g)	5.81	12/10/49	40,396
1,143,978	Conseco Finance Securitizations Corp., Series 2001-4 A4 (a)	7.36	08/01/32	1,212,670
1,180,029	Conseco Finance, Series 2002-C BF1 (g)	8.00	06/15/32	1,177,991
481,795	Continental Airlines Pass Through Trust, Series 2007-1 B (a)	6.90	04/19/22	489,504
752,038	Continental Airlines Pass Through Trust, Series 2009-1 (a)	9.00	07/08/16	857,323
1,038,795	Coso Geothermal Power Holdings (f)	7.00	07/15/26	638,161

See Notes to Financial Statements.                                     18                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value

$76,465	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50%	10/25/34	$75,639
583,744	Countrywide Alternative Loan Trust, Series 2005-36 2A1A (g)	0.55	08/25/35	282,827
240,803	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (g)	5.30	10/25/35	185,638
88,229	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (a)	5.50	11/25/35	67,393
332,414	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	257,897
850,000	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	661,993
569,477	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (g)	0.51	08/25/35	243,442
352,946	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (a)(g)	0.56	12/25/36	187,205
50,706	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (a)	5.25	05/25/21	39,053
2,144,041	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (g)	1.12	08/25/46	1,152,419
4,001,685	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (g)	0.40	02/25/47	2,494,198
418,378	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	312,768
331,900	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	238,901

	Security
Principal	Description	Rate	Maturity	Value
$183,107	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (g)	0.33%	04/25/47	$180,389
2,040,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (g)	0.36	06/25/47	1,664,220
582,075	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (g)	1.14	10/25/47	398,510
8,540	Countrywide Asset-Backed Certificates, Series 2007-9 2A1 (a)(g)	0.30	06/25/47	8,496
1,602,625	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (g)	2.95	04/20/35	1,146,051
239,116	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9 1A1 (a)(g)	0.54	05/25/35	163,892
907,230	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (a)(g)	5.10	06/25/47	601,262
410,433	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (a)(g)	5.66	06/25/47	358,079
107,594	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (a)(g)	5.55	09/25/47	71,914
5,696	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3 A3 (a)	5.60	07/15/35	5,700
24,846	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (g)	2.72	10/25/33	22,988

See Notes to Financial Statements.                                     19                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$144,319	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (a)	4.50%	07/25/20	$141,911
1,000,497	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (a)(g)	0.84	07/25/36	439,747
177,121	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (a)	6.00	10/25/21	153,584
1,588,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3 A3 (g)	5.81	06/15/38	1,801,156
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	625,348
537,826	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (g)	0.39	05/25/36	213,114
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB6 A24 (g)	0.49	07/25/36	552,598
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (g)	0.48	10/25/36	607,775
1,850,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (g)	0.35	10/25/36	1,516,730
558,387	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (g)	0.35	11/25/36	215,601

	Security
Principal	Description	Rate	Maturity	Value
$3,316,658	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (g)	0.39%	11/25/36	$1,289,429
3,484,966	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (g)	0.47	11/25/36	1,373,315
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2B (h)	5.51	02/25/37	980,927
3,017,693	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (a)(h)	5.68	02/25/37	1,685,353
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (g)	0.49	04/25/37	633,515
1,078,732	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (g)	5.90	05/25/37	585,907
75,000	DBRR Trust, Series 2011-LC2 A4A (a)(f)(g)	4.54	07/12/44	83,443
1,018,040	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,075,305
320,804	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2 A5B (h)	6.09	06/25/36	190,142
1,007,956	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (g)	0.40	01/25/47	563,563
5,957,346	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3 2A4 (g)	0.59	06/25/37	1,420,988

See Notes to Financial Statements.                                      20                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$1,955,574	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (g)	0.93%	04/25/47	$1,274,739
3,400,204	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (g)	0.38	04/19/47	2,197,129
2,155,000	Dynegy Roseton, LLC/Dynegy Danskammer, LLC Pass Through Trust, Series B (a)(i)	7.67	11/08/16	1,330,712
2,920,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (g)	0.43	04/25/37	1,145,858
77,935	Equity One ABS, Inc., Series 2002-4 M1 (a)(g)	5.22	02/25/33	64,493
3,661,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13 A2D (g)	0.48	10/25/36	1,555,121
1,066,588	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (a)(g)	0.47	12/25/37	3,635
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (g)	0.38	01/25/38	407,251
1,245,816	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (g)	2.33	05/25/35	907,843
546,152	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25	02/25/37	409,215
643,563	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (a)(g)	0.61	02/25/37	344,518

	Security
Principal	Description	Rate	Maturity	Value
$1,108,678	First Horizon Asset Securities, Inc., Series 2005-AR6 2A1B (a)(g)	2.59%	01/25/36	$786,010
4,610,000	First NLC Trust, Series 2005-4 A4 (g)	0.63	02/25/36	1,707,085
261,336	FPL Energy National Wind Portfolio, LLC (a)(f)	6.13	03/25/19	256,255
1,081,048	GE Business Loan Trust, Series 2003-2A A (f)(g)	0.61	11/15/31	994,759
1,522,960	GE Business Loan Trust, Series 2004-1 A (a)(f)(g)	0.53	05/15/32	1,381,125
1,218,298	GE Business Loan Trust, Series 2005-1A A3 (a)(f)(g)	0.49	06/15/33	1,038,949
1,629,508	GE Business Loan Trust, Series 2005-2A A (a)(f)(g)	0.48	11/15/33	1,420,995
208,333	GE Seaco Finance SRL, Series 2004-1A A (f)(g)	0.54	04/17/19	203,836
1,320,000	GE Seaco Finance SRL, Series 2005-1A A (a)(f)(g)	0.49	11/17/20	1,261,365
1,209,842	Genesis Funding, Ltd., Series 2006-1A G1 (a)(f)(g)	0.48	12/19/32	1,061,564
223,839	GenOn REMA LLC, Series B (a)	9.24	07/02/17	223,839
810,000	GenOn REMA, LLC, Series C (a)	9.68	07/02/26	769,500
1,376,000	Green Tree Financial Corp., Series 1996-10 M1 (g)	7.24	11/15/28	1,492,558
936,902	Green Tree Financial Corp., Series 1997-1 A6 (a)	7.29	03/15/28	991,352
59,589	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	59,430
1,250,000	Green Tree, Series 2008-MH1 A2 (a)(f)(g)	8.97	04/25/38	1,379,338

See Notes to Financial Statements.                                     21                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$1,342,438	Green Tree, Series 2008-MH1 A3 (a)(f)(g)	8.97%	04/25/38	$1,492,245
1,830,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1 A7 (a)(g)	5.32	06/10/36	1,953,231
1,485,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (a)(g)	5.88	07/10/38	1,689,706
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 (a)	5.44	03/10/39	198,839
250,000	GS Mortgage Securities Corp II, Series 2011-GC5 A4 (a)	3.71	08/10/44	261,960
543,445	GSAA Trust, Series 2005-12 AF3 (g)	5.07	09/25/35	508,085
1,671,939	GSAA Trust, Series 2006-16 A1 (g)	0.30	10/25/36	721,515
1,666,122	GSAA Trust, Series 2006-19 A1 (g)	0.33	12/25/36	728,727
1,599,798	GSAA Trust, Series 2006-20 1A1 (g)	0.31	12/25/46	732,746
1,221,429	GSAA Trust, Series 2006-9 A4A (g)	0.48	06/25/36	553,448
2,503,163	GSAA Trust, Series 2007-3 1A1B (g)	0.34	03/25/47	108,765
1,721,713	GSAA Trust, Series 2007-4 A1 (g)	0.34	03/25/37	751,202
1,457,782	GSAA Trust, Series 2007-5 2A3A (g)	0.56	04/25/47	714,586
6,017,277	GSAMP Trust, Series 2007-FM2 A2B (g)	0.33	01/25/37	2,192,366
437,281	GSR Mortgage Loan Trust, Series 2004-14 3A2 (g)	2.89	12/25/34	326,789
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (a)(g)	2.25	08/25/34	1,331,016

	Security
Principal	Description	Rate	Maturity	Value
$285,076	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (g)	2.94%	10/25/35	$202,840
1,391,101	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (g)	2.73	05/25/47	991,434
18,080	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (a)(g)	0.64	11/19/34	12,009
180,101	Harborview Mortgage Loan Trust, Series 2006-3 2A1A (a)(g)	5.47	06/19/36	96,641
1,922,966	Harborview Mortgage Loan Trust, Series 2007-5 A1A (g)	0.43	09/19/37	1,211,156
4,536,000	Home Equity Loan Trust, Series 2007-FRE1 2AV4 (g)	0.58	04/25/37	1,711,968
282,114	Homebanc Mortgage Trust, Series 2004-1 2A (g)	1.10	08/25/29	207,212
279,386	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (a)(g)	5.28	09/25/37	170,259
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (g)	0.48	03/20/36	770,347
657,504	HSBC Home Equity Loan Trust, Series 2006-4 A3V (g)	0.39	03/20/36	634,364
2,400,000	HSBC Home Equity Loan Trust, Series 2007-2 M1 (a)(g)	0.55	07/20/36	1,661,399
556,905	HSBC Home Equity Loan Trust, Series 2007-3 APT (a)(g)	1.44	11/20/36	502,189
1,500,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (g)	2.49	11/20/36	984,372
216,192	Impac CMB Trust, Series 2005-1 1A1 (a)(g)	0.76	04/25/35	170,717

See Notes to Financial Statements.                                      22                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$1,497,631	Indiantown Cogeneration LP, Series A-10 (a)	9.77%	12/15/20	$1,555,615
72,752	Indymac INDA Mortgage Loan Trust, Series 2006-AR1 A1 (a)(g)	5.52	08/25/36	71,281
249,151	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (a)(g)	5.65	11/25/37	200,508
1,363,867	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (g)	1.02	12/25/34	861,013
685,060	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (g)	1.10	09/25/34	461,193
414,915	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (a)(g)	2.72	05/25/35	236,839
1,174,827	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(g)	2.93	08/25/36	572,012
92,370	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (a)(g)	2.85	09/25/36	47,830
189,624	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (a)(g)	0.41	11/25/36	92,583
270,739	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (g)	5.15	01/25/37	227,067
3,205,308	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (g)	0.42	02/25/37	1,570,545
839,614	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (g)	3.07	05/25/36	451,448
3,904,738	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (g)	2.85	05/25/36	2,325,117

	Security
Principal	Description	Rate	Maturity	Value
$483,715	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (a)(g)	5.40%	05/25/36	$242,530
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (a)(g)	5.07	12/25/35	258,943
775,672	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (g)	3.73	05/25/37	338,052
2,972,169	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (g)	4.92	05/25/37	1,629,780
4,000,865	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (g)	4.35	06/25/37	1,979,984
55,260	Indymac Index Mortgage Loan Trust, Series 2007-FLX1 A1 (a)(g)	0.34	02/25/37	54,395
366,990	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (a)(g)	0.43	04/25/37	157,468
1,270,883	Indymac Manufactured Housing Contract, Series 1998-2 A4 (a)(g)	6.64	08/25/29	1,269,035
1,137,658	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (g)	0.88	08/15/16	1,023,892
3,483,252	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (g)	2.69	05/25/36	2,076,335
2,000,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (g)	6.30	09/25/36	680,540
1,360,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (g)	6.05	11/25/36	858,622
147,016	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (g)	0.34	06/25/37	142,526

See Notes to Financial Statements.                                     23                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$165,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 A4 (a)(g)	5.87%	04/15/45	$188,536
1,870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	2,089,020
450,000	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (a)(g)	0.53	01/25/36	171,672
3,276,985	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC3 A4 (g)	0.39	08/25/36	1,072,849
4,756,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (a)(g)	0.45	03/25/37	1,975,019
1,110,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A5 (g)	0.48	05/25/37	460,183
2,590,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (h)	5.27	03/25/47	1,399,499
3,885,774	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF6 (h)	5.27	03/25/47	2,351,717
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (g)	0.52	03/25/47	971,765
446,899	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (g)	5.42	08/25/35	444,747
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (g)	5.47	04/25/36	163,795

	Security
Principal	Description	Rate	Maturity	Value
$2,500,000	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (a)(g)	5.47%	04/25/36	$2,040,778
2,265,377	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (g)	2.89	05/25/36	1,557,042
1,470,048	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (a)(g)	2.85	07/25/35	1,367,308
62,260	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (a)(g)	5.51	04/25/37	51,525
538,103	Lease Investment Flight Trust, Series 1 A1 (g)	0.63	07/15/31	344,386
1,614,309	Lease Investment Flight Trust, Series 1 A2 (g)	0.67	07/15/31	1,025,086
1,420,906	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (a)(g)	6.47	04/15/40	1,535,592
462,154	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	466,813
229,533	Lehman XS Trust, Series 2005-6 1A1 (g)	0.50	11/25/35	111,537
2,500,000	Lehman XS Trust, Series 2005-6 3A3A (h)	5.76	11/25/35	1,053,605
2,296,033	Lehman XS Trust, Series 2006-13 1A2 (g)	0.41	09/25/36	1,464,602
5,380,278	Lehman XS Trust, Series 2006-13 1A3 (g)	0.53	09/25/36	1,110,871
1,560,460	Lehman XS Trust, Series 2006-14N 3A2 (a)(g)	0.36	08/25/36	829,352
2,353,942	Lehman XS Trust, Series 2006-19 A2 (g)	0.41	12/25/36	1,520,322
2,510,867	Lehman XS Trust, Series 2006-9 A1B (g)	0.40	05/25/46	1,680,070
2,212,898	Lehman XS Trust, Series 2007-12N 1A3A (g)	0.44	07/25/47	752,373

See Notes to Financial Statements.                                      24                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$999,390	Lehman XS Trust, Series 2007-16N 2A2 (a)(g)	1.09%	09/25/47	$660,615
1,700,000	Mastr Adjustable Rate Mortgages Trust, Series 2004-13 3A7 (g)	2.72	11/21/34	1,673,892
342,665	Mastr Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (f)(g)	2.75	11/25/35	190,767
3,806,000	Mastr Asset Backed Securities Trust, Series 2006-AM2 A4 (f)(g)	0.50	06/25/36	1,052,131
3,100,000	Mastr Asset Backed Securities Trust, Series 2006-HE5 A3 (g)	0.40	11/25/36	1,028,706
885,000	Mastr Asset Backed Securities Trust, Series 2007-HE1 A3 (g)	0.45	05/25/37	345,388
20,295	Mastr Seasoned Securities Trust, Series 2004-1 4A1 (a)(g)	2.70	10/25/32	18,958
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (g)	0.49	04/25/37	538,306
3,941,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (a)(g)	0.42	06/25/37	1,480,876
4,700,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (g)	0.49	06/25/37	1,888,582
3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (g)	0.49	07/25/37	1,352,113
3,899,258	Merrill Lynch Mortgage Investors, Inc., Series 2006-A1 1A1 (g)	2.84	03/25/36	2,159,910

	Security
Principal	Description	Rate	Maturity	Value
$1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (g)	5.17%	12/12/49	$1,274,385
873,258	Mid-State Trust, Series 2006-1A (f)	5.79	10/15/40	892,514
451,579	Mirant Mid- Atlantic Pass Through Trust, Series B	9.13	06/30/17	458,353
662,520	Mirant Mid-Atlantic Pass Through Trust, Series C	10.06	12/30/28	679,083
200,000	Morgan Stanley ABS Capital I, Series 2004-NC7 M2 (a)(g)	0.86	07/25/34	159,667
2,975,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (g)	0.53	01/25/36	1,358,943
2,234,217	Morgan Stanley ABS Capital I, Series 2006-HE5 A2C (g)	0.38	08/25/36	1,169,574
4,400,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (g)	0.53	02/25/36	1,817,882
1,935,000	Morgan Stanley ABS Capital I, Series 2007-HE1 A2C (g)	0.39	11/25/36	683,222
1,835,000	Morgan Stanley Capital I, Series 2005-T19 A4A (a)	4.89	06/12/47	2,020,082
120,000	Morgan Stanley Capital I, Series 2006-HQ9 A4 (a)(g)	5.73	07/12/44	136,688
1,835,000	Morgan Stanley Capital I, Series 2006-T21 A4 (a)(g)	5.16	10/12/52	2,050,024
105,000	Morgan Stanley Capital I, Series 2006-T23 A4 (a)(g)	5.81	08/12/41	120,680
1,365,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	1,571,171
165,000	Morgan Stanley Capital I, Series 2007-T27 A4 (a)(g)	5.64	06/11/42	190,914
40,000	Morgan Stanley Capital I, Series 2011-C3 A2 (a)	3.22	07/15/49	42,224

See Notes to Financial Statements.                                      25                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$25,000	Morgan Stanley Capital I, Series 2011-C3 A4 (a)	4.12%	07/15/49	$27,141
1,854,455	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (h)	6.42	08/25/36	888,617
2,549,231	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (g)	5.96	06/25/36	1,202,889
288,718	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (a)	6.00	10/25/37	189,150
1,755,851	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (g)	0.33	12/25/36	692,456
1,690,778	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (g)	0.36	04/25/37	629,292
2,920,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (g)	0.52	09/25/36	1,603,474
2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (g)	0.39	03/25/37	1,709,734
281,715	NCUA Guaranteed Notes, Series 2010-R2 1A (a)(g)	0.61	11/06/17	281,715
181,660	NCUA Guaranteed Notes, Series 2010-R2 2A (a)(g)	0.71	11/05/20	181,660
162,909	NCUA Guaranteed Notes, Series 2010-R3 1A (a)(g)	0.80	12/08/20	163,520
134,395	NCUA Guaranteed Notes, Series 2010-R3 2A (a)(g)	0.80	12/08/20	135,051
1,297,600	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (g)	0.58	04/25/37	425,840

	Security
Principal	Description	Rate	Maturity	Value
$1,483,990	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (g)	0.41%	12/25/36	$674,365
436,892	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (h)	6.00	03/25/47	231,558
160,000	Nomura Asset Securities Corp., Series 1998-D6 A3 (a)(g)	7.04	03/15/30	167,639
1,470,873	Nomura Home Equity Loan, Inc., Series 2005-HE1 M3 (g)	0.72	09/25/35	958,041
1,596,154	Novastar Home Equity Loan, Series 2006-2 A2C (g)	0.39	06/25/36	739,387
1,220,262	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,151,456
288,318	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (g)	5.64	12/25/35	283,017
970,842	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (g)	0.51	07/25/36	473,460
1,335,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (g)	0.42	07/25/37	498,791
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (g)	0.49	07/25/37	283,780
808,217	Origen Manufactured Housing, Series 2004-A M2 (a)(g)	6.64	01/15/35	819,369
5,535,000	Ownit Mortgage Loan Asset Backed Certificates, Series 2006-6 A2C (a)(g)	0.40	09/25/37	1,812,131
1,845,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (g)	0.55	06/25/47	730,746

See Notes to Financial Statements.                                      26                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$1,030,000	Prudential Holdings, LLC (f)	8.70%	12/18/23	$1,283,018
577,238	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (a)(g)	4.05	12/25/35	400,497
597,372	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (g)	0.64	10/25/45	356,303
749,079	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(g)	1.16	01/25/46	374,351
585,383	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	389,396
315,143	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	195,107
459,601	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	321,834
238,614	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	144,127
485,291	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	335,223
924,216	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	596,558
100,119	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (a)(g)	4.03	01/25/33	101,154
473,759	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	491,443
543,843	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	358,938
1,422,192	Residential Asset Securitization Trust, Series 2007-A5 1A2 (g)	0.64	05/25/37	344,444
2,469,789	Saxon Asset Securities Trust, Series 2005-4 A1B (g)	0.62	11/25/37	1,925,446

	Security
Principal	Description	Rate	Maturity	Value
$1,935,000	Saxon Asset Securities Trust, Series 2006-3 A3 (g)	0.41%	10/25/46	$870,622
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (g)	0.39	01/25/47	508,069
3,722,635	Securitized Asset Backed Receivables, LLC Trust, Series 2006-HE2 A2D (g)	0.48	07/25/36	1,342,466
2,500,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (g)	0.59	05/25/37	922,621
250,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (a)(g)	0.39	12/25/36	89,767
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (g)	0.38	01/25/37	857,926
360,000	SG Mortgage Securities Trust, Series 2006-OPT2 A3C (a)(g)	0.39	10/25/36	114,388
1,000,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (g)	0.48	01/25/37	371,889
3,250,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (g)	0.48	07/25/36	1,166,275
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (g)	0.54	01/25/37	423,380
3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (g)	0.49	07/25/37	1,144,831
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (g)	0.51	07/25/37	2,134

See Notes to Financial Statements.                                      27                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$1,021,010	Spirit Master Funding, LLC, Series 2005-1 A1 (a)(f)	5.05%	07/20/23	$916,356
331,153	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (a)(g)	5.44	02/25/36	300,927
845,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (g)	5.44	02/25/36	492,919
89,967	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (a)(g)	5.20	04/25/47	60,351
2,155,474	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (g)	0.44	10/25/36	1,249,230
2,238,983	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (g)	0.43	09/25/47	1,138,522
3,300,000	Structured Asset Mortgage Investments, Inc., Series 2007-AR4 A3 (g)	0.46	09/25/47	1,361,910
4,051,569	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (g)	1.66	08/25/47	2,356,453
1,607,760	Structured Asset Securities Corp., Series 2003-26A 3A5 (a)(g)	2.78	09/25/33	1,464,128
168,549	Structured Asset Securities Corp., Series 2003-34A 5A4 (a)(g)	2.52	11/25/33	166,308
216,080	Structured Asset Securities Corp., Series 2005-4XS 2A1A (a)(g)	1.99	03/25/35	169,732
367,500	TAL Advantage, LLC, Series 2006-1A (a)(f)(g)	0.43	04/20/21	348,921

	Security
Principal	Description	Rate	Maturity	Value
$459,208	TAL Advantage, LLC, Series 2010-2A A (f)	4.30%	10/20/25	$466,924
220,833	TAL Advantage, LLC, Series 2011-1A A (f)	4.60	01/20/26	223,606
664,583	TAL Advantage, LLC, Series 2011-2A A (f)	4.31	05/20/26	667,533
425,641	Terwin Mortgage Trust, Series 2005-1SL M1 (f)(g)	1.11	02/25/35	391,584
300,833	Textainer Marine Containers, Ltd., Series 2005-1A A (a)(f)(g)	0.49	05/15/20	289,580
855,625	Textainer Marine Containers, Ltd., Series 2011-1A A (a)(f)	4.70	06/15/26	874,130
591,990	Trinity Rail Leasing LP, Series 2006-1A A1 (a)(f)	5.90	05/14/36	642,350
985,592	Trip Rail Master Funding, LLC, Series 2011-1A A1A (a)(f)	4.37	07/15/41	1,019,360
715,867	Triton Container Finance, LLC, Series 2006-1A (a)(f)(g)	0.41	11/26/21	675,009
492,188	Triton Container Finance, LLC, Series 2007-1A (a)(f)(g)	0.38	02/26/19	473,960
691,071	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	788,719
3,600,000	US Education Loan Trust, LLC, Series 2006-2A A1 (a)(f)(g)	0.67	03/01/31	3,179,782
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (a)(g)	5.13	08/15/35	342,983
1,610,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C12 A4 (g)	5.32	07/15/41	1,730,759
1,830,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (a)(g)	5.12	07/15/42	2,029,724

See Notes to Financial Statements.                                      28                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value
$145,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21 A4 (a)(g)	5.20%	10/15/44	$160,400
190,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29 A4 (a)	5.31	11/15/48	213,229
15,323	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(g)	2.49	01/25/33	14,878
72,103	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (a)(g)	2.46	12/25/35	70,828
115,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR16 1A4A (a)(g)	2.46	12/25/35	98,838
370,155	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (a)(g)	5.69	10/25/36	289,323
216,969	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (a)(g)	2.37	12/25/36	151,887
420,156	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (a)(g)	2.64	03/25/37	335,291
697,747	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (g)	4.48	04/25/37	481,235
1,571,448	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (a)(g)	0.86	02/25/47	875,009
830,338	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (a)(g)	0.93	05/25/47	498,359
1,833,052	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (g)	0.97	07/25/47	1,146,652

	Security
Principal	Description	Rate	Maturity	Value
$702,035	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (g)	0.79%	05/25/35	$443,795
453,770	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (g)	0.74	06/25/35	319,020
1,556,860	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	969,671
537,540	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7 A1A (h)	6.09	09/25/36	310,180
2,397,834	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (g)	1.10	04/25/46	1,340,532
2,969,101	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (g)	1.08	09/25/46	1,186,420
3,277,980	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2 2A (g)	0.86	01/25/47	1,372,764
2,699,709	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3 2A (g)	0.91	02/25/47	1,089,683

See Notes to Financial Statements.                                      29                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$4,064,163	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA5 A1A (g)	1.00%	05/25/47	$2,283,208
	1,036,098	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (g)	0.56	01/25/47	502,377
	88,288	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (a)(g)	0.58	10/25/35	83,477
	318,503	Wells Fargo Home Equity Trust, Series 2006-3 A2 (g)	0.39	01/25/37	219,195
	2,694,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (a)(g)	0.45	01/25/37	1,019,000
	263,291	Wells Fargo Mortgage Backed Securities Trust, Series 2006-8 A14	5.50	07/25/36	261,889
	115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (a)	3.67	11/15/44	120,311
Total Asset Backed Obligations
(Cost $280,416,584)					278,545,836

Corporate Convertible Bonds - 18.1%
Consumer Discretionary - 3.1%
	3,359,000	Brookdale Senior Living, Inc. (a)	2.75	06/15/18	3,153,261
	4,250,000	Chemed Corp. (a)	1.88	05/15/14	4,361,562
	1,000,000	Coinstar, Inc.	4.00	09/01/14	1,691,250
	721,000	DR Horton, Inc., Series DHI (a)	2.00	05/15/14	935,498
	7,250,000	Equinix, Inc. (a)	3.00	10/15/14	10,938,437
	2,913,000	Gaylord Entertainment Co. (a)(f)	3.75	10/01/14	3,750,487
	1,400,000	Hawaiian Holdings, Inc. (a)	5.00	03/15/16	1,372,000
	5,500,000	Hertz Global Holdings, Inc. (a)	5.25	06/01/14	10,621,875

		Security
	Principal	Description	Rate	Maturity	Value
	$2,800,000	Home Inns & Hotels Management, Inc. (a)	2.00%	12/15/15	$2,156,000
	4,500,000	Home Inns & Hotels Management, Inc. (a)(f)	2.00	12/15/15	3,465,000
	5,300,000	Jakks Pacific, Inc. (a)(f)	4.50	11/01/14	6,989,375
	862,000	JetBlue Airways Corp., Series A-C (a)	6.75	10/15/39	1,061,338
	2,209,000	Lennar Corp. (a)(f)	2.75	12/15/20	3,098,123
	835,000	Liberty Interactive, LLC	3.13	03/30/23	1,012,438
	3,719,000	Liberty Interactive, LLC (a)(d)	3.25	03/15/31	3,286,852
	3,798,000	Live Nation Entertainment, Inc. (a)	2.88	07/15/27	3,650,828
	2,250,000	Meritor, Inc. (a)(h)	4.63	03/01/26	2,064,375
	2,249,000	MGM Resorts International (a)	4.25	04/15/15	2,386,751
	5,463,000	Navistar International Corp. (a)	3.00	10/15/14	6,050,272
	994,000	Penske Automotive Group, Inc.	3.50	04/01/26	1,078,490
	3,200,000	priceline.com, Inc. (a)(f)	1.25	03/15/15	7,652,000
	2,000,000	priceline.com, Inc. (a)(f)	1.00	03/15/18	2,127,500
	819,000	RadioShack Corp. (a)(f)	2.50	08/01/13	784,193
	10,894,000	Regis Corp. (a)	5.00	07/15/14	14,597,960
	1,250,000	Saks, Inc.	2.00	03/15/24	1,332,813
	9,984,000	Sonic Automotive, Inc. (a)	5.00	10/01/29	15,225,600
	2,002,000	WESCO International, Inc. (a)	6.00	09/15/29	4,839,835
	2,790,000	XM Satellite Radio, Inc. (a)(f)	7.00	12/01/14	4,132,687
					123,816,800
Consumer Staples - 1.2%
	2,006,000	Avis Budget Group, Inc. (a)	3.50	10/01/14	2,362,065
	187,000	Cenveo Corp. (a)(d)(f)	7.00	05/15/17	198,220
	1,114,000	Corsicanto, Ltd. (a)(f)	3.50	01/15/32	1,680,747
	7,400,000	Ingersoll-Rand Global Holding Co., Ltd. (a)	4.50	04/15/12	17,177,250

See Notes to Financial Statements.                                      30                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$1,400,000	Olam International, Ltd.	6.00%	10/15/16	$1,640,800
	978,000	Sunrise Senior Living, Inc. (a)(f)	5.00	04/01/41	772,620
	1,250,000	Tyson Foods, Inc. (a)	3.25	10/15/13	1,557,813
	6,000,000	United Rentals, Inc. (a)	4.00	11/15/15	23,400,000
					48,789,515

Energy - 0.6%
	1,600,000	Alliance Oil Co., Ltd.	7.25	07/16/14	1,629,600
	1,027,000	Alpha Appalachia Holdings, Inc. (a)	3.25	08/01/15	926,868
	920,000	Chesapeake Energy Corp.	2.50	05/15/37	852,150
	5,750,000	Endeavour International Corp. (a)(f)	5.50	07/15/16	5,678,125
	3,600,000	Essar Energy Invest, Ltd.	4.25	02/01/16	2,412,000
	1,453,000	Exterran Holdings, Inc. (a)	4.25	06/15/14	1,456,632
	2,250,000	Helix Energy Solutions Group, Inc. (a)	3.25	03/15/32	2,385,000
	1,500,000	JinkoSolar Holding Co., Ltd. (a)(f)	4.00	05/15/16	856,875
	2,024,000	Newpark Resources, Inc. (a)	4.00	10/01/17	2,254,230
	720,000	Patriot Coal Corp. (a)(d)	3.25	05/31/13	693,000
	461,000	Peabody Energy Corp.	4.75	12/15/41	440,255
	933,000	Penn Virginia Corp. (d)	4.50	11/15/12	928,335
	587,000	SM Energy Co.	3.84	04/01/27	766,769
	190,000	Stone Energy Corp. (a)(f)	1.75	03/01/17	184,300
	1,590,000	Western Refining, Inc. (a)	5.75	06/15/14	3,011,062
					24,475,201
Financial - 1.6%
	757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	836,485
	4,584,000	Air Lease Corp. (a)(f)	3.88	12/01/18	5,025,210
	5,000,000	American Equity Investment Life Holding Co. (a)(f)	3.50	09/15/15	5,956,250
	2,283,000	Amtrust Financial Services, Inc. (a)(f)	5.50	12/15/21	2,511,300

		Security
	Principal	Description	Rate	Maturity	Value
	$3,190,000	Annaly Capital Management, Inc. REIT (a)	4.00%	02/15/15	$3,724,325
	1,000,000	Ares Capital Corp. (a)(f)	4.88	03/15/17	991,250
	2,500,000	BGC Partners, Inc. (a)(f)	4.50	07/15/16	2,521,875
	10,296,000	CBIZ, Inc. (a)(f)	4.88	10/01/15	11,235,510
	352,000	CNO Financial Group, Inc. (a)	7.00	12/30/16	551,760
	620,000	CNO Financial Group, Inc. (a)	7.00	12/30/16	971,850
	863,000	CNO Financial Group, Inc., Series 1 (a)	7.00	12/30/16	1,352,752
	1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	2,204,006
	1,034,000	Forest City Enterprises, Inc. (a)(f)	4.25	08/15/18	1,050,803
	3,080,000	Icahn Enterprises LP (f)(g)	4.00	08/15/13	3,067,680
	1,304,000	KKR Financial Holdings, LLC (a)	7.50	01/15/17	1,846,790
	1,024,000	Knight Capital Group, Inc.	3.50	03/15/15	1,005,793
	2,823,000	Knight Capital Group, Inc. (a)	3.50	03/15/15	2,713,609
	1,807,000	Leucadia National Corp.	3.75	04/15/14	2,285,855
	620,000	National Financial Partners Corp.	4.00	06/15/17	842,425
	8,208,000	National Financial Partners Corp. (a)	4.00	06/15/17	11,152,620
	1,900,000	The NASDAQ OMX Group, Inc. (d)	2.50	08/15/13	1,909,500
					63,757,648
Healthcare - 3.2%
	7,800,000	Accuray, Inc. (a)(f)	3.75	08/01/16	7,887,750
	5,300,000	AMERIGROUP Corp. (a)	2.00	05/15/12	8,407,125
	689,000	BioMarin Pharmaceutical, Inc. (a)	1.88	04/23/17	1,231,588
	6,525,000	Charles River Laboratories International, Inc. (a)	2.25	06/15/13	6,606,562
	7,045,000	Cubist Pharmaceuticals, Inc. (a)	2.25	06/15/13	10,118,381
	4,700,000	Cubist Pharmaceuticals, Inc. (a)	2.50	11/01/17	7,525,875

See Notes to Financial Statements.                                      31                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$6,800,000	Endo Pharmaceuticals Holdings, Inc. (a)	1.75%	04/15/15	$9,698,500
	6,000,000	Illumina, Inc. (a)(f)	0.25	03/15/16	5,782,500
	2,700,000	Insulet Corp. (a)	3.75	06/15/16	2,835,000
	2,201,000	LifePoint Hospitals, Inc. (a)	3.50	05/15/14	2,311,050
	3,350,000	Medivation, Inc. (a)	2.63	04/01/17	3,555,188
	858,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	1,096,095
	6,000,000	Mylan, Inc. (a)	3.75	09/15/15	11,265,000
	3,500,000	NuVasive, Inc. (a)	2.75	07/01/17	3,001,250
	2,000,000	Omnicare, Inc.	3.75	04/01/42	1,989,000
	7,000,000	PSS World Medical, Inc. (a)(f)	3.13	08/01/14	9,248,750
	2,000,000	Regeneron Pharmaceuticals, Inc. (a)(f)	1.88	10/01/16	3,080,000
	4,569,000	Salix Pharmaceuticals, Ltd. (a)(f)	1.50	03/15/19	4,797,450
	4,047,000	Teleflex, Inc. (a)	3.88	08/01/17	4,770,401
	7,800,000	Viropharma, Inc. (a)	2.00	03/15/17	13,406,250
	6,611,000	Volcano Corp. (a)	2.88	09/01/15	7,891,881
	2,513,000	West Pharmaceutical Services, Inc. (a)	4.00	03/15/47	2,349,655
					128,855,251
Industrial - 2.6%
	7,000,000	AAR Corp. (a)	1.75	02/01/26	6,947,500
	6,515,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	8,265,906
	7,500,000	Altra Holdings, Inc. (a)(f)	2.75	03/01/31	7,509,375
	4,000,000	AM Castle & Co. (a)(f)	7.00	12/15/17	5,795,000
	1,627,000	Cemex SAB de CV (a)	4.88	03/15/15	1,537,515
	1,312,000	Chart Industries, Inc. (a)	2.00	08/01/18	1,685,920
	11,241,000	Covanta Holding Corp. (a)	3.25	06/01/14	12,969,304
	3,110,000	DryShips, Inc. (a)	5.00	12/01/14	2,659,050
	5,500,000	FEI Co. (a)	2.88	06/01/13	9,432,500
	3,500,000	Genco Shipping & Trading, Ltd. (a)	5.00	08/15/15	2,275,000
	2,939,000	General Cable Corp. (a)(h)	4.50	11/15/29	3,111,666
	758,000	Greenbrier Cos., Inc. (a)(f)	3.50	04/01/18	730,523
	9,195,000	Griffon Corp. (a)(f)	4.00	01/15/17	9,378,900
	7,359,000	Kaman Corp. (a)(f)	3.25	11/15/17	8,913,589

		Security
	Principal	Description	Rate	Maturity	Value
	$7,000,000	L-3 Communications Holdings, Inc. (a)	3.00%	08/01/35	$6,851,250
	1,672,000	PHH Corp. (a)	4.00	09/01/14	1,613,480
	961,000	PHH Corp. (a)	6.00	06/15/17	1,417,475
	5,750,000	RTI International Metals, Inc. (a)	3.00	12/01/15	5,879,375
	5,600,000	TTM Technologies, Inc. (a)	3.25	05/15/15	6,027,000
					103,000,328
Information Technology - 3.9%
	5,751,000	CACI International, Inc. (a)	2.13	05/01/14	7,159,995
	625,000	CACI International, Inc. (a)(f)	2.13	05/01/14	778,125
	4,500,000	Cadence Design Systems, Inc. (a)	2.63	06/01/15	7,498,125
	7,750,000	Ciena Corp. (a)(f)	4.00	03/15/15	8,786,563
	2,263,000	Ciena Corp. (a)(f)	3.75	10/15/18	2,565,676
	8,000,000	Digital River, Inc.	2.00	11/01/30	7,790,000
	819,000	Electronic Arts, Inc. (a)(f)	0.75	07/15/16	757,575
	3,000,000	Lam Research Corp. (a)(f)	0.50	05/15/16	3,101,250
	6,750,000	Mentor Graphics Corp. (a)(f)	4.00	04/01/31	7,306,875
	3,256,000	Microchip Technology, Inc. (a)	2.13	12/15/37	4,509,560
	2,750,000	Micron Technology, Inc. (a)(f)	1.50	08/01/31	2,915,000
	8,500,000	NetApp, Inc. (a)	1.75	06/01/13	12,356,875
	1,997,000	Novellus Systems, Inc. (a)(f)	2.63	05/15/41	2,785,815
	3,000,000	Nuance Communications, Inc. (a)	2.75	08/15/27	4,383,750
	1,889,000	Nuance Communications, Inc. (a)(f)	2.75	11/01/31	2,144,015
	9,950,000	ON Semiconductor Corp. (a)	1.88	12/15/25	13,345,437
	3,667,000	ON Semiconductor Corp. (a)	2.63	12/15/26	4,111,624
	2,300,000	Photronics, Inc. (a)	5.50	10/01/14	3,542,000
	9,708,000	Photronics, Inc. (a)(f)	3.25	04/01/16	9,865,755
	6,563,000	Radisys Corp. (a)	2.75	02/15/13	6,505,574
	6,525,000	Rambus, Inc. (a)	5.00	06/15/14	6,557,625

See Notes to Financial Statements.                                      32                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$6,000,000	Rudolph Technologies, Inc. (a)(f)	3.75%	07/15/16	$6,697,500
	3,500,000	Salesforce.com, Inc. (a)	0.75	01/15/15	6,562,500
	8,500,000	SYNNEX Corp. (a)	4.00	05/15/18	11,740,625
	6,500,000	Take-Two Interactive Software, Inc. (a)	4.38	06/01/14	10,075,000
	2,832,000	VeriSign, Inc. (a)	3.25	08/15/37	3,632,040
					157,474,879

Materials - 0.5%
	700,000	Anglo American PLC	4.00	05/07/14	974,400
	1,350,000	Goldcorp, Inc. (a)	2.00	08/01/14	1,635,187
	7,103,000	Horsehead Holding Corp. (a)(f)	3.80	07/01/17	7,502,544
	1,950,000	Jaguar Mining, Inc. (a)(f)	4.50	11/01/14	1,681,875
	1,227,000	Kaiser Aluminum Corp.	4.50	04/01/15	1,470,805
	137,000	Kaiser Aluminum Corp. (a)	4.50	04/01/15	164,222
	3,059,000	Sterlite Industries India, Ltd. (a)	4.00	10/30/14	2,886,931
	484,000	United States Steel Corp. (a)	4.00	05/15/14	574,750
	1,500,000	Uranium One, Inc. (h)	5.00	03/13/15	1,713,620
					18,604,334
Telecommunication Services - 1.4%
	9,000,000	Alaska Communications Systems Group, Inc. (a)(f)	6.25	05/01/18	6,975,000
	4,000,000	Clearwire Communications, LLC/Clearwire Finance, Inc. (a)(f)	8.25	12/01/40	3,135,000
	7,900,000	Comtech Telecommunic-ations Corp. (a)	3.00	05/01/29	8,956,625
	379,000	DealerTrack Holdings, Inc. (a)(f)	1.50	03/15/17	405,530
	5,246,000	InterDigital, Inc. (a)(f)	2.50	03/15/16	5,285,345
	750,000	Ixia	3.00	12/15/15	780,000
	2,783,000	Ixia (a)	3.00	12/15/15	2,894,320
	245,000	Level 3 Communications, Inc., Series B (a)	7.00	03/15/15	320,950
	450,000	SBA Communications Corp.	1.88	05/01/13	570,375

		Security
	Principal	Description	Rate	Maturity	Value
	$1,801,000	SBA Communications Corp. (a)	4.00%	10/01/14	$3,174,263
	8,975,000	Virgin Media, Inc. (a)	6.50	11/15/16	13,754,187
	3,793,000	WebMD Health Corp.	2.50	01/31/18	3,418,441
	4,500,000	WebMD Health Corp. (a)	2.25	03/31/16	4,301,865
					53,971,901
Total Corporate Convertible Bonds
(Cost $618,481,556)					$722,745,857

Corporate Non-Convertible Bonds - 2.2%
Consumer Discretionary - 0.1%
	1,416,000	Jarden Corp.	7.50	05/01/17	1,564,680
	430,000	Time Warner Cable, Inc.	8.25	04/01/19	550,692
					2,115,372
Energy - 0.1%
	1,420,000	Arch Coal, Inc. (a)(f)	7.00	06/15/19	1,317,050
	470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	542,032
	155,000	El Paso Pipeline Partners Operating Co., LLC (a)	5.00	10/01/21	161,490
	1,200,000	Polarcus, Ltd.	2.88	04/27/16	1,096,800
	210,000	The Williams Cos., Inc.	7.88	09/01/21	262,160
					3,379,532
Financial - 1.4%
	1,850,000	Abbey National Treasury Services PLC (a)(f)	3.88	11/10/14	1,863,246
	37,334	ADFITECH, Inc. (d)	8.00	03/15/20	20,907
	858,000	Ally Financial, Inc. (g)	2.69	12/01/14	814,290
	945,000	Bank of America Corp. (a)	5.63	10/14/16	1,005,716
	1,150,000	Bank of America Corp., MTN (a)	7.38	05/15/14	1,248,975
	20,000	Bank of America Corp., MTN, Series L (a)	5.65	05/01/18	21,378
	1,500,000	Bank of America NA BKNT	6.10	06/15/17	1,604,485
	625,000	Cantor Fitzgerald LP (f)	6.38	06/26/15	632,972
	420,000	Capital One Capital V (a)	10.25	08/15/39	433,650
	1,175,000	Chase Capital II, Series B (g)	1.05	02/01/27	900,670
	1,540,000	Chase Capital III, Series C (a)(g)	1.04	03/01/27	1,179,760

See Notes to Financial Statements.                                      33                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	Security
Principal	Description	Rate	Maturity	Value
$500,000	Chase Capital VI (g)	1.17%	08/01/28	$380,440
90,000	CIT Group, Inc. (a)(f)	7.00	05/04/15	90,221
2,475,000	CIT Group, Inc. (a)(f)	6.63	04/01/18	2,673,000
135,000	Citigroup, Inc.	6.50	08/19/13	142,867
150,000	Citigroup, Inc.	5.85	08/02/16	163,864
94,000	Citigroup, Inc.	6.88	03/05/38	108,885
90,000	Citigroup, Inc. (a)	6.13	05/15/18	101,019
400,000	Citigroup, Inc. (a)(g)	0.81	11/05/14	383,645
3,250,000	Citigroup, Inc. (a)(g)	1.04	08/25/36	2,159,046
2,200,000	Citigroup, Inc. (g)	2.20	05/15/18	2,093,491
340,000	Countrywide Financial Corp., MTN	5.80	06/07/12	342,700
100,000	Credit Suisse New York	5.50	05/01/14	107,283
500,000	Credit Suisse New York	6.00	02/15/18	542,077
965,000	Discover Bank BKNT	8.70	11/18/19	1,202,583
925,000	Duke Realty LP REIT	7.38	02/15/15	1,039,798
500,000	ERP Operating LP REIT (a)	5.20	04/01/13	516,869
800,000	Farmers Exchange Capital (a)(f)	7.05	07/15/28	876,166
207,000	General Electric Capital Corp.	5.63	05/01/18	240,245
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	171,556
100,000	General Electric Capital Corp., MTN (g)	0.71	05/11/16	95,714
130,000	General Electric Capital Corp., MTN (g)	0.80	08/07/18	119,932
2,590,000	General Electric Capital Corp., MTN (g)	0.91	05/05/26	2,118,250
1,880,000	General Electric Capital Corp., MTN (g)	0.98	08/15/36	1,385,334
400,000	General Electric Capital Corp., MTN, Series A (g)	0.73	09/15/14	394,906
150,000	HBOS PLC, MTN (f)	6.75	05/21/18	140,959
232,000	HCP, Inc. REIT	5.63	05/01/17	255,335
100,000	HCP, Inc., MTN (a)	6.70	01/30/18	115,651
1,000,000	HCP, Inc., MTN REIT	6.30	09/15/16	1,123,256

	Security
Principal	Description	Rate	Maturity	Value
$1,250,000	Health Care REIT, Inc.	4.70%	09/15/17	$1,313,210
125,000	Health Care REIT, Inc.	4.95	01/15/21	128,186
60,000	Health Care REIT, Inc. (a)	5.25	01/15/22	62,881
50,000	Health Care REIT, Inc. (a)	6.50	03/15/41	52,225
750,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	823,110
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	553,672
1,475,000	International Lease Finance Corp. (f)	6.75	09/01/16	1,587,469
725,000	JP Morgan Chase Capital XIII (g)	1.42	09/30/34	551,418
450,000	JP Morgan Chase Capital XXIII (g)	1.50	05/15/47	336,524
150,000	JPMorgan Chase & Co. (a)	4.50	01/24/22	156,360
2,090,000	JPMorgan Chase Capital XXI, Series U (g)	1.49	02/02/37	1,531,895
1,600,000	Lloyds TSB Bank PLC	4.88	01/21/16	1,660,371
175,000	Lloyds TSB Bank PLC	6.38	01/21/21	188,163
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	8.68	05/02/17	86,600
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	8.95	05/18/17	87,200
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	9.57	06/06/17	89,000
1,645,000	Morgan Stanley	6.00	05/13/14	1,722,586
90,000	Morgan Stanley	4.20	11/20/14	90,770
250,000	Morgan Stanley, MTN (a)(g)	1.01	10/18/16	214,908
1,250,000	Nationwide Health Properties, Inc.	6.00	05/20/15	1,352,130
2,575,000	Nationwide Mutual Insurance Co. (f)(g)	5.81	12/15/24	2,361,602
60,000	New Plan Excel Realty Trust	5.13	09/15/12	60,150
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,099,440

See Notes to Financial Statements.                                     34                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$770,000	Raymond James Financial, Inc.	8.60%	08/15/19	$936,664
	49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	50,720
	250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	276,415
	75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	90,547
	250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	274,339
	405,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	437,394
	555,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	634,973
	1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,580,866
	100,000	The Goldman Sachs Group, Inc., MTN, Series B (g)	0.96	07/22/15	93,578
	1,430,000	The Royal Bank of Scotland PLC (a)	3.95	09/21/15	1,447,030
	477,000	Thornburg Mortgage, Inc. (d)(i)	8.00	05/15/13	42,930
	1,100,000	Wachovia Corp. (a)(g)	0.89	10/28/15	1,048,617
	15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (a)(f)	6.75	09/02/19	17,369
	1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (f)	7.50	06/02/14	1,276,139
	170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	173,929
	1,000,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance, LLC (f)	5.13	11/15/14	1,065,916
	800,000	ZFS Finance USA Trust IV (f)(g)	5.88	05/09/32	807,000
					56,175,437
Healthcare - 0.1%
	700,000	Boston Scientific Corp.	5.45	06/15/14	757,260

		Security
	Principal	Description	Rate	Maturity	Value
	$624,000	CHS/Community Health Systems, Inc.	8.88%	07/15/15	$647,400
	685,000	CHS/Community Health Systems, Inc. (a)(f)	8.00	11/15/19	712,400
	300,000	HCA, Inc.	7.88	02/15/20	331,125
	1,300,000	HCA, Inc. (a)	7.25	09/15/20	1,421,875
	750,000	Tenet Healthcare Corp.	8.88	07/01/19	843,750
					4,713,810
Industrial - 0.0%
	1,162,000	Neo Material Technologies, Inc. (f)	5.00	12/31/17	1,210,572
Telecommunication Services - 0.2%
	630,000	CCH II, LLC / CCH II Capital Corp.	13.50	11/30/16	719,775
	2,530,000	CSC Holdings, LLC (a)	8.50	04/15/14	2,827,275
	350,000	Frontier Communications Corp.	7.88	04/15/15	378,000
	835,000	Frontier Communications Corp.	8.25	05/01/14	910,150
	1,100,000	Intelsat Jackson Holdings SA	9.50	06/15/16	1,152,250
	1,650,000	Nextel Communications, Inc., Series C (a)	5.95	03/15/14	1,658,250
	160,000	Nextel Communications, Inc., Series E	6.88	10/31/13	160,800
					7,806,500
Utilities - 0.3%
	1,500,000	Calpine Construction Finance Co. LP/CCFC Finance Corp. (a)(f)	8.00	06/01/16	1,638,750
	1,570,000	Edison Mission Energy	7.00	05/15/17	996,950
	1,050,000	GenOn Americas Generation, LLC	9.13	05/01/31	908,250
	610,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	625,825
	735,000	NRG Energy, Inc.	7.63	05/15/19	712,950
	1,065,000	NRG Energy, Inc.	7.88	05/15/21	1,027,725
	35,000	NRG Energy, Inc. (a)	8.50	06/15/19	35,438
	145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	175,518

See Notes to Financial Statements.                                      35                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$1,040,000	PNM Resources, Inc.	9.25%	05/15/15	$1,205,100
	80,000	Public Service Co. of New Mexico	7.95	05/15/18	97,240
	550,000	Sabine Pass LNG LP	7.50	11/30/16	592,625
	1,485,000	Sabine Pass LNG LP (a)	7.25	11/30/13	1,574,100
	600,000	Sabine Pass LNG LP (f)	7.50	11/30/16	622,500
	2,830,000	Southern Union Co. (a)(g)	3.56	11/01/66	2,490,400
					12,703,371
Total Corporate Non-Convertible Bonds
(Cost $80,609,086)					88,104,594

Exchange Traded Notes - 0.0%
	14,223	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b)			657,529
Total Exchange Traded Notes
(Cost $746,454)					657,529
Foreign Government Bonds - 0.0%
	10,100,000	Argentine Republic Government International Bond, Series GDP (g)	4.38	12/15/35	1,338,250
Total Foreign Government Bonds
(Cost $547,620)					1,338,250
Interest Only Bonds - 0.1%

	29,941,904	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (g)	0.55	04/15/40	444,586
	70,401,949	Residential Accredit Loans, Inc., Series 2006-QS11 AV (g)	0.33	08/25/36	890,571
	34,527,008	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (g)	0.73	06/25/36	1,077,957
	76,187,913	Residential Accredit Loans, Inc., Series 2007-QS2 AV (g)	0.32	01/25/37	1,032,483
	76,982,342	Residential Accredit Loans, Inc., Series 2007-QS3 AV (g)	0.32	02/25/37	935,128
Total Interest Only Bonds
(Cost $3,841,642)					4,380,725

		Security
	Principal	Description	Rate	Maturity	Value
Municipal Bonds - 0.1%

California - 0.0%
	$60,000	State of California (a)	7.55%	04/01/39	$77,909
	105,000	State of California (a)	7.30	10/01/39	131,574
					209,483
Illinois - 0.0%
	150,000	State of Illinois (a)	5.67	03/01/18	163,762
	95,000	State of Illinois (a)	5.10	06/01/33	89,648
					253,410
North Carolina - 0.1%
	3,400,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (a)(g)	1.46	10/25/41	3,145,102
Total Municipal Bonds
(Cost $3,605,789)					3,607,995

Syndicated Loans - 0.1%
	997,494	Chrysler Group, LLC (g)	6.00	05/24/17	1,015,065
	500,000	HCA, Inc.	3.49	11/18/12	500,000
	1,384,268	HCA, Inc.	3.49	11/18/12	1,384,267
Total Syndicated Loans
(Cost $2,779,575)					2,899,332
U.S. Government & Agency Obligations - 2.1%
Agency - 0.5%
	3,950,000	FHLB	0.60	03/27/14	3,951,059
	3,950,000	FHLB	0.50	03/27/14	3,951,031
	3,910,000	FHLB	0.50	08/28/14	3,907,325
	3,955,000	FHLB	0.88	04/10/15	3,957,242
	3,955,000	FHLB	1.00	04/16/15	3,957,662
					19,724,319
Interest Only Bonds - 0.4%
	11,040,922	FHLMC, Series 3262, Class KS (g)	6.17	01/15/37	1,682,975
	15,633,583	FHLMC, Series 3271, Class SB (g)	5.81	02/15/37	2,096,141
	5,743,511	FNMA, Series 2005-92, Class US (g)	5.86	10/25/25	719,735
	9,599,634	FNMA, Series 2006-125, Class SM (a)(g)	6.96	01/25/37	1,542,067
	574,446	FNMA, Series 2006-27, Class SH (a)(g)	6.46	04/25/36	90,975
	12,665,563	FNMA, Series 2007-52, Class LS (g)	5.81	06/25/37	1,770,926

See Notes to Financial Statements.                                              36                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$3,200,420	FNMA, Series 2007-68, Class SC (g)	6.46%	07/25/37	$506,561
	1,044,496	FNMA, Series 2007-77, Class SK (a)(g)	5.63	08/25/37	132,357
	12,656,866	FNMA, Series 2009-115, Class SB (g)	6.01	01/25/40	1,866,279
	5,200,604	FNMA, Series 2010-112, Class PI	6.00	10/25/40	872,381
	5,563,725	FNMA, Series 2010-35, Class IA	5.00	07/25/38	373,003
	4,438,590	GNMA, Series 2007-78, Class SG (g)	6.30	12/20/37	667,620
	5,643,898	GNMA, Series 2008-51, Class GS (g)	5.99	06/16/38	900,433
	583,268	GNMA, Series 2009-106, Class KS (a)(g)	6.16	11/20/39	90,130
	1,105,750	GNMA, Series 2010-158, Class EI (a)	4.00	12/16/25	132,817
	385,951	GNMA, Series 2010-4, Class NS (g)	6.15	01/16/40	61,599
	4,606,515	GNMA, Series 2010-4, Class SL (g)	6.16	01/16/40	737,523
	10,426,109	GNMA, Series 2012-7, Class PI	3.50	01/20/38	1,563,479
					15,807,001
Mortgage Securities - 0.4%
	375,000	FGLMC35 - FHLMC TBA	3.50	04/15/42	384,316
	657,997	FHLMC Gold Pool #A95820 (a)	4.00	12/01/40	699,251
	232,265	FHLMC Gold Pool #A96411 (a)	4.00	01/01/41	246,029
	131,872	FHLMC Gold Pool #G01864 (a)	5.00	01/01/34	142,387
	173,916	FHLMC Gold Pool #G05866 (a)	4.50	02/01/40	189,517
	532,404	FHLMC Gold Pool #G06242 (a)	4.50	09/01/40	580,165
	329,921	FHLMC Gold Pool #G06354 (a)	4.00	04/01/41	349,472
	195,758	FHLMC Gold Pool #G06361 (a)	4.00	03/01/41	208,031
	111,221	FHLMC Gold Pool #G13475 (a)	6.00	01/01/24	120,626
	36,021	FHLMC Gold Pool #H03161 (a)	6.50	08/01/37	40,112
	533,579	FHLMC Gold Pool #J13884 (a)	3.50	12/01/25	562,996
	118,049	FHLMC Gold Pool #Q04090 (a)	4.00	10/01/41	125,044

		Security
	Principal	Description	Rate	Maturity	Value
	$471,164	FHLMC Gold Pool #Q04091 (a)	4.00%	10/01/41	$497,318
	118,253	FHLMC Pool #1B3413 (g)	5.93	05/01/37	128,488
	11,168	FHLMC Pool #1L0113 (g)	3.12	05/01/35	11,828
	20,700	FHLMC, Series 2433, Class SA (a)(g)	20.30	02/15/32	32,497
	205,000	FHLMC, Series 2929, Class PE (a)	5.00	05/15/33	216,882
	868,076	FHLMC, Series 3442, Class MT (g)	0.24	07/15/34	846,768
	200,000	FNCI30 - FNMA TBA	3.00	04/15/27	207,094
	305,000	FNCI30 - FNMA TBA	3.00	04/15/27	315,818
	945,000	FNCI30 - FNMA TBA	3.00	05/15/27	976,008
	380,000	FNCL35 - FNMA TBA	3.50	04/15/42	390,331
	153,066	FNMA Pool #254868 (a)	5.00	09/01/33	165,755
	107,769	FNMA Pool #545639 (a)	6.50	04/01/32	123,905
	17,319	FNMA Pool #555177 (g)	2.27	01/01/33	18,216
	2,980	FNMA Pool #673743 (a)(g)	2.76	11/01/32	3,003
	142,785	FNMA Pool #725027 (a)	5.00	11/01/33	154,622
	222,760	FNMA Pool #734922	4.50	09/01/33	240,342
	117,860	FNMA Pool #735646	4.50	07/01/20	126,697
	61,448	FNMA Pool #735861 (a)	6.50	09/01/33	70,305
	59,832	FNMA Pool #735881 (a)	6.00	11/01/34	66,851
	69,378	FNMA Pool #764388 (a)(g)	5.00	03/01/34	74,523
	122,296	FNMA Pool #776708 (a)	5.00	05/01/34	135,243
	17,674	FNMA Pool #841741 (a)(g)	5.15	09/01/35	18,828
	270,456	FNMA Pool #888219	5.50	03/01/37	295,400
	141,699	FNMA Pool #888430	5.00	11/01/33	153,446
	64,011	FNMA Pool #895606 (a)(g)	5.71	06/01/36	69,208
	224,240	FNMA Pool #897164 (a)	6.50	08/01/36	253,126
	298,500	FNMA Pool #962723 (a)	5.50	04/01/38	330,414
	376,696	FNMA Pool #963997	5.50	06/01/38	416,971
	143,623	FNMA Pool #974148	5.50	02/01/38	156,645

See Notes to Financial Statements.                                      37                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security
	Principal	Description	Rate	Maturity	Value
	$214,878	FNMA Pool #AB1613 (a)	4.00%	10/01/40	$228,091
	202,038	FNMA Pool #AB3864 (a)	3.50	11/01/41	208,450
	224,749	FNMA Pool #AD0249 (a)	5.50	04/01/37	247,022
	166,136	FNMA Pool #AD0791 (a)	4.76	02/01/20	187,054
	166,828	FNMA Pool #AE0600 (a)	3.98	11/01/20	181,926
	167,211	FNMA Pool #AE0605 (a)	4.67	07/01/20	187,901
	493,525	FNMA Pool #AH3428 (a)	3.50	01/01/26	525,361
	261,532	FNMA Pool #AJ0764 (a)	4.50	09/01/41	279,149
	303,685	FNMA Pool #AL0149 (a)	4.00	02/01/41	321,789
	69,423	FNMA, Series 2001-52, Class YZ (a)	6.50	10/25/31	81,064
	32,653	FNMA, Series 2001-81, Class QG (a)	6.50	01/25/32	37,108
	1,531,340	FNMA, Series 2003-64, Class KS (g)	9.33	07/25/18	1,700,066
	225,000	FNMA, Series 2006-4, Class WE (a)	4.50	02/25/36	247,991
	9,283	GNMA II Pool #080610 (a)(g)	2.38	06/20/32	9,617
	22,382	GNMA II Pool #081136 (a)(g)	2.13	11/20/34	23,212
	30,164	GNMA II Pool #081432 (a)(g)	1.63	08/20/35	31,187
	25,975	GNMA II Pool #081435 (a)(g)	1.63	08/20/35	26,855
					14,668,321

Principal Only Bonds - 0.0%
	1,782,871	FHLMC, Series 3885, Class PO	0.00	11/15/33	1,602,241
	315,000	U.S. Treasury Strip Principal (a)(j)	0.00	02/15/27	199,924
					1,802,165

U.S. Treasury Securities - 0.8%
	28,700,000	U.S. Treasury Bill (a)(j)	0.05	04/05/12	28,699,796
	120,000	U.S. Treasury Bill (j)	0.05	04/26/12	119,993
	225,000	U.S. Treasury Bond (a)	3.13	02/15/42	215,719
	140,000	U.S. Treasury Inflation Indexed Bonds (a)	2.13	02/15/41	191,490
	555,000	U.S. Treasury Note (a)	2.00	11/15/21	546,459
					29,773,457
Total U.S. Government & Agency Obligations
(Cost $76,420,349)					81,775,263
Total Fixed Income Securities
(Cost $1,067,448,655)					$1,184,055,381

		Security
	Shares	Description			Value
Rights - 0.0%
	150,000	Comdisco Holding Co., Inc. (k)			10,950
Total Rights
(Cost $43,783)					10,950
Investment Companies - 8.9%
	23,000	American Select Portfolio			239,430
	50,529	BlackRock Credit Allocation Income Trust I, Inc.			500,742
	61,990	BlackRock Floating Rate Income Fund			884,597
	1,593,000	Consumer Staples Select Sector SPDR Fund (a)			54,289,440
	69,698	Eaton Vance Limited Duration Income Fund			1,118,653
	125,350	Invesco Van Kampen Senior Income Trust			615,469
	21,000	iShares Barclays TIPS Bond Fund			2,470,650
	13,500	iShares iBoxx $ High Yield Corporate Bond Fund			1,226,340
	61,198	PCM Fund, Inc.			673,790
	30,000	PIMCO Income Opportunity Fund			790,500
	98,012	PIMCO Income Strategy Fund II			995,802
	35,000	ProShares UltraShort 20+ Year Treasury (a)(b)			715,750
	31,100	SPDR Barclays Capital High Yield Bond ETF			1,224,407
	70,000	SPDR Gold Trust (b)			11,349,800
	1,889,562	SPDR S&P 500 ETF Trust (a)(c)(e)			265,899,165
	700,000	Sprott Physical Gold Trust (b)			10,108,000
	7,400	WisdomTree Japan SmallCap Dividend Fund			337,292
Total Investment Companies
(Cost $306,378,084)					353,439,827

		Security
	Principal	Description	Rate	Maturity	Value
Short-Term Investments - 0.1%
Commercial Paper - 0.1%
	$3,755,000	Deutsche Bank Financial, LLC	0.22%	4/10/2012	3,754,793
Total Commercial Paper
(Cost $3,754,793)					3,754,793

Total Short-Term Investments
(Cost $3,754,793)					3,754,793

		Security	Strike	Expiration
	Contracts	Description	Price	Date	Value

Purchased Options - 1.2%
Call Options Purchased - 0.7%
	630	Abbott Laboratories	$50.00	1/13	718,200
	1,600	Abbott Laboratories	45.00	1/13	2,576,000
	238	Accenture PLC	45.00	1/13	466,480

See Notes to Financial Statements.                                      38                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

		Security	Strike	Expiration
	Contracts	Description	Price	Date	Value
	225	Berkshire Hathaway, Inc., Class B	$70.00	1/13	$310,500
	2,340	Johnson & Johnson	65.00	1/13	758,160
	1,440	Johnson & Johnson	50.00	1/13	2,325,600
	1,700	Lowe's Cos., Inc.	15.00	1/13	2,754,000
	465	Target Corp.	40.00	1/13	860,250
	1,575	The Coca-Cola Co.	55.00	1/13	3,012,187
	1,426	The Procter & Gamble Co.	55.00	1/13	1,753,980
	840	The Walt Disney Co.	35.00	1/13	842,100
	327	The Walt Disney Co.	25.00	1/13	617,213
	277	United Parcel Service, Inc., Class B	60.00	1/13	576,160
	940	Walgreen Co.	38.00	1/13	113,740
	365	Walgreen Co.	30.00	1/13	175,200
	1,665	Walgreen Co.	25.00	1/13	1,461,037
	1,850	Wal-Mart Stores, Inc.	50.00	1/13	2,146,000
	443	Wal-Mart Stores, Inc.	42.50	1/13	832,840
	4,460	Wells Fargo & Co.	22.50	1/13	5,251,650
Total Call Options Purchased
(Premiums Paid $19,869,691)					27,551,297

Put Options Purchased - 0.5%
	135	Amazon.com, Inc.	175.00	1/13	182,925
	5,000	iShares Russell 2000 Index Fund	80.00	11/12	2,827,500
	3,660	SPDR S&P 500 ETF Trust	108.00	6/12	73,200
	21,035	SPDR S&P 500 ETF Trust	137.00	1/13	17,343,358
Total Put Options Purchased
(Premiums Paid $30,804,332)					20,426,983

Total Purchased Options
(Premiums Paid $50,674,023)					47,978,280

Total Long Positions - 81.6%
(Cost $2,789,112,367)*					$3,251,016,343

Total Short Positions - (38.0)%					(1,512,492,121)
(Cost $(1,440,619,198))*

Total Written Options - (0.5)%					(20,028,073)
(Premiums Received $(31,645,294))*

Other Assets & Liabilities, Net – 56.9%					2,264,936,281
Net Assets – 100.0%					$3,983,432,430

See Notes to Financial Statements.                                              39                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

Shares	Security Description	Value

Short Positions - (38.0)%
Common Stock - (37.2)%
Consumer Discretionary - (7.5)%
(84,800)	ABM Industries, Inc.	$(2,060,640)
(9,000)	Amazon.com, Inc.	(1,822,590)
(146,600)	American Greetings Corp., Class A	(2,248,844)
(298,935)	Brookdale Senior Living, Inc.	(5,596,063)
(228,100)	Brown Shoe Co., Inc.	(2,105,363)
(430,183)	Callaway Golf Co.	(2,908,037)
(95,500)	Caribou Coffee Co., Inc.	(1,780,120)
(165,800)	CarMax, Inc.	(5,744,970)
(122,300)	Carnival Corp.	(3,923,384)
(17,000)	Chemed Corp.	(1,065,560)
(130,700)	Coach, Inc.	(10,100,496)
(19,900)	Coinstar, Inc.	(1,264,645)
(30,400)	Darden Restaurants, Inc.	(1,555,264)
(165,600)	Dick's Sporting Goods, Inc.	(7,962,048)
(28,750)	DIRECTV, Class A	(1,418,525)
(96,500)	Dollar General Corp.	(4,458,300)
(36,448)	DR Horton, Inc.	(552,916)
(130,250)	DreamWorks Animation SKG, Inc., Class A	(2,403,112)
(65,400)	EchoStar Corp., Class A	(1,840,356)
(161,000)	Emeritus Corp.	(2,843,260)
(65,100)	Equinix, Inc.	(10,249,995)
(175,500)	Fastenal Co.	(9,494,550)
(55,500)	Fossil, Inc.	(7,324,890)
(69,476)	Gaylord Entertainment Co.	(2,139,861)
(154,500)	Genuine Parts Co.	(9,694,875)
(43,100)	G-III Apparel Group, Ltd.	(1,224,902)
(66,600)	Gildan Activewear, Inc.	(1,834,830)
(76,200)	H&R Block, Inc.	(1,255,014)
(126,500)	Hanesbrands, Inc.	(3,736,810)
(125,424)	Hawaiian Holdings, Inc.	(655,968)
(581,800)	Hertz Global Holdings, Inc.	(8,750,272)
(85,100)	Home Inns & Hotels Management, Inc., ADR	(2,170,901)
(40,200)	Hyatt Hotels Corp.	(1,717,344)
(81,400)	Iconix Brand Group, Inc.	(1,414,732)
(182,500)	Interface, Inc., Class A	(2,545,875)
(219,209)	Jakks Pacific, Inc.	(3,825,197)
(144,367)	JetBlue Airways Corp.	(705,955)
(364,700)	Johnson Controls, Inc.	(11,845,456)
(178,200)	K12, Inc.	(4,210,866)
(47,600)	Landauer, Inc.	(2,523,752)
(135,446)	Lennar Corp., Class A	(3,681,422)
(31,050)	Life Time Fitness, Inc.	(1,570,199)
(14,507)	Live Nation Entertainment, Inc.	(136,366)
(83,500)	Ltd. Brands, Inc.	(4,008,000)
(86,700)	Meritage Homes Corp.	(2,346,102)
(47,502)	Meritor, Inc.	(383,341)
(72,399)	MGM Resorts International	(986,074)
(197,900)	Mobile Mini, Inc.	(4,179,648)
(20,950)	Mohawk Industries, Inc.	(1,393,385)
(57,419)	Navistar International Corp.	(2,322,599)
(8,875)	Netflix, Inc.	(1,020,980)
(3,464)	Newell Rubbermaid, Inc.	(61,694)
(146,000)	Nordstrom, Inc.	(8,135,120)
(104,400)	Nu Skin Enterprises, Inc., Class A	(6,045,804)
(123,400)	Perry Ellis International, Inc.	(2,303,878)
(26,400)	priceline.com, Inc.	(18,942,000)
(142,450)	Pricesmart, Inc.	(10,371,784)
(101,600)	Rackspace Hosting, Inc.	(5,871,464)
(1,638)	RadioShack Corp.	(10,188)

Shares	Security Description	Value

(486,976)	Regis Corp.	$(8,974,968)
(58,100)	Robert Half International, Inc.	(1,760,430)
(46,000)	Royal Caribbean Cruises, Ltd.	(1,353,780)
(292,100)	Ruby Tuesday, Inc.	(2,666,873)
(28,000)	Scripps Networks Interactive, Inc., Class A	(1,363,320)
(125,200)	Skechers U.S.A., Inc., Class A	(1,592,544)
(100,900)	SkyWest, Inc.	(1,114,945)
(550,630)	Sonic Automotive, Inc., Class A	(9,861,783)
(247,100)	Southwest Airlines Co.	(2,036,104)
(406,500)	Standard Pacific Corp.	(1,812,990)
(162,000)	Stein Mart, Inc.	(1,069,200)
(49,000)	The Gap, Inc.	(1,280,860)
(110,500)	The Geo Group, Inc.	(2,100,605)
(113,805)	The Goodyear Tire & Rubber Co.	(1,276,892)
(107,206)	The Interpublic Group of Cos., Inc.	(1,223,220)
(28,700)	Tiffany & Co.	(1,984,031)
(4,517)	Time Warner Cable, Inc.	(368,136)
(130,600)	TiVo, Inc.	(1,565,894)
(40,900)	Under Armour, Inc., Class A	(3,844,600)
(37,893)	United Continental Holdings, Inc.	(814,700)
(97,800)	Vail Resorts, Inc.	(4,229,850)
(12,500)	VF Corp.	(1,824,750)
(19,577)	Viacom, Inc., Class B	(929,124)
(3,142,000)	Wal-Mart de Mexico SAB de CV	(10,543,080)
(64,097)	WESCO International, Inc.	(4,186,175)
(54,100)	Westport Innovations, Inc.	(2,213,772)
(29,200)	Williams-Sonoma, Inc.	(1,094,416)
		(297,833,628)

Consumer Staples - (1.9)%
(68,006)	Avis Budget Group, Inc.	(962,285)
(65,600)	Avon Products, Inc.	(1,270,016)
(19,196)	Bunge, Ltd.	(1,313,774)
(39,600)	Campbell Soup Co.	(1,340,460)
(11,220)	Cenveo, Inc.	(37,924)
(51,800)	Coca-Cola Enterprises, Inc.	(1,481,480)
(109,200)	DENTSPLY International, Inc.	(4,382,196)
(162,865)	Dole Food Co., Inc.	(1,625,393)
(88,800)	Flowers Foods, Inc.	(1,808,856)
(38,200)	HeartWare International, Inc.	(2,509,358)
(231,300)	Imperial Sugar Co.	(1,084,797)
(101,000)	IPC The Hospitalist Co., Inc.	(3,727,910)
(24,300)	Kellogg Co.	(1,303,209)
(45,400)	Kenexa Corp.	(1,418,296)
(59,150)	Masimo Corp.	(1,382,927)
(28,800)	McCormick & Co., Inc., Non-Voting Shares	(1,567,584)
(18,400)	Mead Johnson Nutrition Co.	(1,517,632)
(431,072)	Olam International, Ltd.	(809,299)
(73,700)	Ritchie Bros. Auctioneers, Inc.	(1,751,112)
(223,545)	Sunrise Senior Living, Inc.	(1,412,804)
(39,000)	Sysco Corp.	(1,164,540)
(25,800)	The Advisory Board Co.	(2,286,396)
(41,000)	The Brink's Co.	(978,670)
(155,200)	The Estee Lauder Cos., Inc., Class A	(9,613,088)
(56,856)	Tootsie Roll Industries, Inc.	(1,302,571)
(51,200)	Tyson Foods, Inc., Class A	(980,480)
(32,600)	United Natural Foods, Inc.	(1,521,116)
(526,200)	United Rentals, Inc.	(22,568,718)
(23,000)	Whole Foods Market, Inc.	(1,913,600)
		(75,036,491)

Energy - (1.7)%
(294,400)	Abraxas Petroleum Corp.	(918,528)
(50,216)	Alliance Oil Co., Ltd., SDR	(554,093)

See Notes to Financial Statements.                                      40                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

Shares	Security Description	Value

(1,197)	Alpha Natural Resources, Inc.	$(18,206)
(46,100)	Cabot Oil & Gas Corp.	(1,436,937)
(100,700)	Carrizo Oil & Gas, Inc.	(2,845,782)
(110,100)	Cheniere Energy, Inc.	(1,649,298)
(75,556)	Chesapeake Energy Corp.	(1,750,633)
(34,500)	Cimarex Energy Co.	(2,603,715)
(14,900)	Concho Resources, Inc.	(1,520,992)
(26,750)	Consol Energy, Inc.	(912,175)
(17,900)	Continental Resources, Inc.	(1,536,178)
(15,000)	Diamond Offshore Drilling, Inc.	(1,001,250)
(19,050)	Dril-Quip, Inc.	(1,238,631)
(114,200)	Enbridge, Inc.	(4,436,670)
(62,600)	Encana Corp.	(1,230,090)
(185,000)	Endeavour International Corp.	(2,192,250)
(79,119)	Energy XXI Bermuda, Ltd.	(2,856,987)
(81,100)	Essar Energy PLC	(201,234)
(227,200)	EXCO Resources, Inc.	(1,506,336)
(21,984)	Exterran Holdings, Inc.	(289,969)
(162,300)	Forest Oil Corp.	(1,967,076)
(71,305)	Goodrich Petroleum Corp.	(1,356,221)
(39,800)	Gulfport Energy Corp.	(1,158,976)
(56,600)	Helix Energy Solutions Group, Inc.	(1,007,480)
(11,800)	Kinder Morgan Energy Partners LP	(976,450)
(336,400)	Magnum Hunter Resources Corp.	(2,156,324)
(137,970)	Newpark Resources, Inc.	(1,129,974)
(93,900)	Northern Oil and Gas, Inc.	(1,947,486)
(541)	Patriot Coal Corp.	(3,376)
(12,600)	PetroChina Co., Ltd., ADR	(1,770,678)
(57,699)	Petroquest Energy, Inc.	(354,272)
(310,200)	Polarcus, Ltd.	(307,261)
(374,900)	Resolute Energy Corp.	(4,266,362)
(472,643)	SandRidge Energy, Inc.	(3,700,795)
(112,900)	Seadrill, Ltd.	(4,234,879)
(36,900)	Southwestern Energy Co.	(1,129,140)
(66,300)	Spectra Energy Corp.	(2,091,765)
(2,888)	Stone Energy Corp.	(82,568)
(99,600)	TransCanada Corp.	(4,282,800)
(33,550)	Ultra Petroleum Corp.	(759,236)
(14,000)	Walter Energy, Inc.	(828,940)
(133,877)	Western Refining, Inc.	(2,519,565)
		(68,731,578)

Financial - (8.1)%
(13,096)	Affiliated Managers Group, Inc.	(1,464,264)
(11,750,000)	Agricultural Bank of China, Ltd., Class H	(5,038,600)
(101,650)	Air Lease Corp.	(2,446,715)
(26,392)	Alexandria Real Estate Equities, Inc. REIT	(1,930,047)
(267,300)	American Equity Investment Life Holding Co.	(3,413,421)
(48,629)	Amtrust Financial Services, Inc.	(1,307,148)
(125,773)	Annaly Capital Management, Inc. REIT	(1,989,729)
(20,000)	Ares Capital Corp.	(327,000)
(57,464)	Aspen Insurance Holdings, Ltd.	(1,605,544)
(55,200)	AvalonBay Communities, Inc. REIT	(7,802,520)
(1,264,414)	Banco Santander SA, ADR	(9,698,055)
(1,498)	Bank of America Corp.	(14,336)
(14,710,000)	Bank of China, Ltd., Class H	(5,929,046)
(6,405,000)	Bank of Communications Co., Ltd., Class H	(4,841,557)
(608,008)	Barclays PLC, ADR	(9,211,321)
(264,000)	BB&T Corp.	(8,286,960)
(106,200)	BGC Partners, Inc., Class A	(784,818)
(90,100)	Boston Properties, Inc. REIT	(9,459,599)
(57,250)	Brown & Brown, Inc.	(1,361,405)

Shares	Security Description	Value

(35,000)	Cardinal Health, Inc.	$(1,508,850)
(921,065)	CBIZ, Inc.	(5,821,131)
(8,420,000)	China Citic Bank Corp, Ltd., Class H	(5,063,569)
(8,152,000)	China Construction Bank Corp., Class H	(6,298,588)
(2,375,000)	China Merchants Bank Co., Ltd., Class H	(4,856,707)
(107,000)	Cincinnati Financial Corp.	(3,692,570)
(284,285)	CNO Financial Group, Inc.	(2,211,737)
(63,000)	Corporate Office Properties Trust REIT	(1,462,230)
(31,000)	Cullen/Frost Bankers, Inc.	(1,803,890)
(147,573)	Deutsche Bank AG	(7,347,660)
(50,600)	Eaton Vance Corp.	(1,446,148)
(444,000)	Erste Group Bank AG	(10,238,492)
(17,350)	Federal Realty Investment Trust REIT	(1,679,306)
(145,400)	First Potomac Realty Trust REIT	(1,757,886)
(262,100)	Flagstone Reinsurance Holdings SA	(2,062,727)
(114,797)	Forest City Enterprises, Inc., Class A	(1,797,721)
(2,871,835)	Grupo Financiero Banorte SAB de CV	(12,765,657)
(216,500)	HCP, Inc. REIT	(8,543,090)
(209,193)	Health Care REIT, Inc.	(11,497,247)
(29,000)	Highwoods Properties, Inc. REIT	(966,280)
(56,600)	Iberiabank Corp.	(3,026,402)
(7,020,000)	Industrial & Commercial Bank of China, Class H	(4,529,003)
(11,800)	IntercontinentalExchange, Inc.	(1,621,556)
(80,500)	Jefferies Group, Inc.	(1,516,620)
(137,800)	KBW, Inc.	(2,549,300)
(108,266)	KeyCorp	(920,261)
(119,078)	KKR Financial Holdings, LLC	(1,096,708)
(74,267)	Knight Capital Group, Inc., Class A	(955,816)
(50,000)	Lazard, Ltd., Class A	(1,428,000)
(48,550)	Lender Processing Services, Inc.	(1,262,300)
(2,900)	Markel Corp.	(1,301,926)
(71,973)	MetLife, Inc.	(2,688,192)
(21,100)	Morningstar, Inc.	(1,330,355)
(557,455)	National Financial Partners Corp.	(8,439,869)
(104,000)	National Retail Properties, Inc. REIT	(2,827,760)
(158,600)	NBT Bancorp, Inc.	(3,501,888)
(412,800)	New York Community Bancorp, Inc.	(5,742,048)
(1,127,000)	Nordea Bank AB	(10,246,539)
(208,600)	Old Republic International Corp.	(2,200,730)
(639,500)	OTP Bank PLC	(11,090,103)
(37,600)	Paychex, Inc.	(1,165,224)
(88,400)	Piper Jaffray Cos.	(2,353,208)
(335,550)	Plum Creek Timber Co., Inc. REIT	(13,945,458)
(89,000)	Potlatch Corp. REIT	(2,789,260)
(150,000)	Royal Bank of Canada	(8,707,500)
(23,900)	Signature Bank	(1,506,656)
(812,000)	Swedbank AB, Class A	(12,617,310)
(767,163)	Synovus Financial Corp.	(1,572,684)
(163,400)	TCF Financial Corp.	(1,942,826)
(79,900)	TD Ameritrade Holding Corp.	(1,577,226)
(147,100)	United Bankshares, Inc.	(4,245,306)
(348,400)	Valley National Bancorp	(4,511,780)
(296,500)	Wells Fargo & Co.	(10,122,510)
(79,250)	Westamerica Bancorp.	(3,804,000)
(389,700)	Weyerhaeuser Co. REIT	(8,542,224)
(140,899)	Wintrust Financial Corp.	(5,042,775)
		(322,454,894)

Healthcare - (3.1)%
(447,100)	Accuray, Inc.	(3,156,526)
(133,900)	Achillion Pharmaceuticals, Inc.	(1,282,762)
(116,700)	Akorn, Inc.	(1,365,390)
(31,761)	Alere, Inc.	(826,104)

See Notes to Financial Statements.                                      41                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

Shares	Security Description	Value

(16,200)	Allergan, Inc.	$(1,545,966)
(62,500)	Allscripts Healthcare Solutions, Inc.	(1,037,500)
(101,563)	Amarin Corp PLC, ADR	(1,149,693)
(122,800)	AMERIGROUP Corp.	(8,261,984)
(32,700)	Becton Dickinson and Co.	(2,539,155)
(29,765)	BioMarin Pharmaceutical, Inc.	(1,019,451)
(53,400)	Cerner Corp.	(4,066,944)
(21,800)	Charles River Laboratories International, Inc.	(786,762)
(183,600)	Conceptus, Inc.	(2,640,168)
(29,550)	Covance, Inc.	(1,407,466)
(317,700)	Cubist Pharmaceuticals, Inc.	(13,740,525)
(37,150)	Edwards Lifesciences Corp.	(2,701,919)
(180,600)	Endo Pharmaceuticals Holdings, Inc.	(6,994,638)
(26,050)	Express Scripts, Inc.	(1,411,389)
(168,844)	HealthSouth Corp.	(3,457,925)
(11,400)	Illumina, Inc.	(599,754)
(57,700)	Insulet Corp.	(1,104,378)
(62,700)	Integra LifeSciences Holdings Corp.	(2,175,063)
(18,350)	Laboratory Corp. of America Holdings	(1,679,759)
(16,390)	LifePoint Hospitals, Inc.	(646,422)
(33,000)	MAKO Surgical Corp.	(1,390,950)
(20,994)	Medivation, Inc.	(1,568,672)
(19,189)	Molina Healthcare, Inc.	(645,326)
(390,800)	Mylan, Inc.	(9,164,260)
(115,400)	NuVasive, Inc.	(1,943,336)
(82,959)	Omnicare, Inc.	(2,950,852)
(46,050)	Patterson Cos., Inc.	(1,538,070)
(247,800)	PSS World Medical, Inc.	(6,279,252)
(19,537)	Regeneron Pharmaceuticals, Inc.	(2,278,405)
(46,628)	Salix Pharmaceuticals, Ltd.	(2,447,970)
(33,000)	St. Jude Medical, Inc.	(1,462,230)
(21,600)	Techne Corp.	(1,514,160)
(44,600)	Teleflex, Inc.	(2,727,290)
(29,150)	United Therapeutics Corp.	(1,373,840)
(62,500)	VCA Antech, Inc.	(1,450,625)
(43,800)	Vertex Pharmaceuticals, Inc.	(1,796,238)
(343,300)	Viropharma, Inc.	(10,323,031)
(145,070)	Volcano Corp.	(4,112,734)
(51,975)	West Pharmaceutical Services, Inc.	(2,210,497)
		(122,775,381)

Industrial - (7.0)%
(38,300)	AAR Corp.	(698,975)
(35,900)	Alexander & Baldwin, Inc.	(1,739,355)
(175,539)	Altra Holdings, Inc.	(3,370,349)
(326,411)	AM Castle & Co.	(4,129,099)
(542,000)	Atlas Copco AB, Class A	(13,116,207)
(38,700)	Brady Corp., Class A	(1,251,945)
(26,700)	Candian Pacific Railway, Ltd.	(2,027,865)
(120,000)	Caterpillar, Inc.	(12,782,400)
(107,598)	Cemex SAB de CV, ADR	(834,964)
(84,750)	CH Robinson Worldwide, Inc.	(5,550,278)
(14,245)	Chart Industries, Inc.	(1,044,586)
(48,900)	CIRCOR International, Inc.	(1,626,903)
(178,000)	Colfax Corp.	(6,272,720)
(39,400)	Con-way, Inc.	(1,284,834)
(380,179)	Covanta Holding Corp.	(6,170,305)
(31,800)	Crown Holdings, Inc.	(1,171,194)
(273,800)	Donaldson Co., Inc.	(9,782,874)
(225,211)	DryShips, Inc.	(783,734)
(199,507)	Eaton Corp.	(9,941,434)
(252,000)	Emerson Electric Co.	(13,149,360)
(161,229)	FEI Co.	(7,917,956)
(11,200)	Flowserve Corp.	(1,293,712)
(155,038)	FLSmidth & Co.	(10,881,420)

Shares	Security Description	Value

(144,800)	Fluor Corp.	$(8,693,792)
(65,700)	Genco Shipping & Trading, Ltd.	(417,852)
(69,980)	General Cable Corp.	(2,035,018)
(728,700)	General Electric Co.	(14,625,009)
(12,961)	Greenbrier Cos., Inc.	(256,498)
(227,000)	Greif, Inc., Class A	(12,693,840)
(308,260)	Griffon Corp.	(3,298,382)
(115,500)	HMS Holdings Corp.	(3,604,755)
(21,300)	Illinois Tool Works, Inc.	(1,216,656)
(61,600)	Imax Corp.	(1,505,504)
(416,300)	Ingersoll-Rand PLC	(17,214,005)
(306,000)	Jabil Circuit, Inc.	(7,686,720)
(161,200)	Joy Global, Inc.	(11,848,200)
(145,053)	Kaman Corp.	(4,924,549)
(347)	Kansas City Southern	(24,877)
(32,100)	KBR, Inc.	(1,141,155)
(8,766)	L-3 Communications Holdings, Inc.	(620,370)
(33,750)	Lennox International, Inc.	(1,360,125)
(30,500)	Martin Marietta Materials, Inc.	(2,611,715)
(71,100)	MasTec, Inc.	(1,286,199)
(25,700)	Mueller Industries, Inc.	(1,168,065)
(98,300)	National Instruments Corp.	(2,803,516)
(25,255)	Neo Material Technologies, Inc.	(284,876)
(89,913)	PHH Corp.	(1,390,954)
(32,200)	Precision Castparts Corp.	(5,567,380)
(37,000)	Rock-Tenn Co., Class A	(2,499,720)
(32,600)	Roper Industries, Inc.	(3,232,616)
(89,120)	RTI International Metals, Inc.	(2,055,107)
(215,000)	Sandvik AB	(3,103,555)
(70,200)	Siemens AG, ADR	(7,078,968)
(125,000)	SKF AB, Class B	(3,051,407)
(57,450)	Spirit Aerosystems Holdings, Inc., Class A	(1,405,227)
(18,350)	Stericycle, Inc.	(1,534,794)
(48,459)	Swift Transportation Co.	(559,217)
(34,300)	Texas Industries, Inc.	(1,200,843)
(46,800)	The Babcock & Wilcox Co.	(1,205,100)
(26,900)	Trimble Navigation, Ltd.	(1,463,898)
(181,200)	TTM Technologies, Inc.	(2,081,988)
(43,800)	Universal Display Corp.	(1,600,014)
(100,800)	UTi Worldwide, Inc.	(1,736,784)
(97,000)	Valmont Industries, Inc.	(11,388,770)
(146,950)	Waste Management, Inc.	(5,137,372)
(12,000)	Waters Corp.	(1,111,920)
(105,600)	Worthington Industries, Inc.	(2,025,408)
		(278,575,189)

Information Technology - (4.1)%
(76,100)	3D Systems Corp.	(1,791,394)
(124,400)	Aspen Technology, Inc.	(2,553,932)
(36,350)	Broadcom Corp., Class A	(1,428,555)
(45,000)	Broadridge Financial Solutions, Inc.	(1,075,950)
(66,700)	CACI International, Inc., Class A	(4,154,743)
(509,700)	Cadence Design Systems, Inc.	(6,034,848)
(117,000)	Cavium, Inc.	(3,619,980)
(342,098)	Ciena Corp.	(5,538,567)
(15,650)	Citrix Systems, Inc.	(1,234,941)
(18,900)	Cognizant Technology Solutions Corp., Class A	(1,454,355)
(28,800)	Computer Programs and Systems, Inc.	(1,627,776)
(197,300)	Compuware Corp.	(1,813,187)
(30,200)	Concur Technologies, Inc.	(1,732,876)
(48,100)	Constant Contact, Inc.	(1,432,899)
(24,500)	Cree, Inc.	(774,935)
(24,100)	Digital River, Inc.	(450,911)
(200,943)	Electronic Arts, Inc.	(3,311,541)

See Notes to Financial Statements.                                     42                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

Shares	Security Description	Value

(48,700)	Fortinet, Inc.	$(1,346,555)
(26,500)	IHS, Inc., Class A	(2,481,725)
(55,300)	Informatica Corp.	(2,925,370)
(115,000)	Intel Corp.	(3,232,650)
(22,650)	Lam Research Corp.	(1,010,643)
(53,500)	Linear Technology Corp.	(1,802,950)
(134,900)	Medidata Solutions, Inc.	(3,593,736)
(173,700)	Mentor Graphics Corp.	(2,581,182)
(227,185)	Microchip Technology, Inc.	(8,451,282)
(188,177)	Micron Technology, Inc.	(1,524,234)
(10,200)	MicroStrategy, Inc., Class A	(1,428,000)
(216,600)	NetApp, Inc.	(9,697,182)
(59,900)	NetSuite, Inc.	(3,012,371)
(45,329)	Novellus Systems, Inc.	(2,262,370)
(160,814)	Nuance Communications, Inc.	(4,113,622)
(1,319,600)	ON Semiconductor Corp.	(11,889,596)
(43,400)	Opnet Technologies, Inc.	(1,258,600)
(73,300)	Pegasystems, Inc.	(2,797,128)
(1,045,220)	Photronics, Inc.	(6,950,713)
(64,700)	Pitney Bowes, Inc.	(1,137,426)
(46,200)	Quality Systems, Inc.	(2,020,326)
(38,900)	Radisys Corp.	(287,860)
(18,100)	Rambus, Inc.	(116,745)
(328,600)	Rosetta Stone, Inc.	(3,391,152)
(314,253)	Rudolph Technologies, Inc.	(3,491,351)
(71,400)	Salesforce.com, Inc.	(11,032,014)
(49,700)	Skyworks Solutions, Inc.	(1,374,205)
(57,500)	Sourcefire, Inc.	(2,767,475)
(88,950)	Symantec Corp.	(1,663,365)
(240,800)	SYNNEX Corp.	(9,184,112)
(545,400)	Take-Two Interactive Software, Inc.	(8,390,979)
(53,300)	Ultimate Software Group, Inc.	(3,905,824)
(112,020)	VeriSign, Inc.	(4,294,847)
		(165,448,980)

Materials - (1.9)%
(13,400)	Air Products & Chemicals, Inc.	(1,230,120)
(46,600)	Allied Nevada Gold Corp.	(1,515,898)
(47,410)	AngloGold Ashanti, Ltd., ADR	(1,750,377)
(2,350)	APERAM, NY Registry Shares	(43,452)
(23,000)	ArcelorMittal	(439,990)
(192,650)	Avery Dennison Corp.	(5,804,545)
(152,100)	Balchem Corp.	(4,601,025)
(149,900)	BHP Billiton, Ltd., ADR	(10,852,760)
(29,100)	Ecolab, Inc.	(1,796,052)
(35,400)	Freeport-McMoRan Copper & Gold, Inc.	(1,346,616)
(15,700)	Goldcorp, Inc.	(707,442)
(321,709)	Horsehead Holding Corp.	(3,664,266)
(76,500)	International Flavors & Fragrances, Inc.	(4,482,900)
(37,724)	Jaguar Mining, Inc.	(176,171)
(19,847)	Kaiser Aluminum Corp.	(937,969)
(1,870,000)	Mexichem SAB de CV	(7,205,912)
(15,000)	POSCO, ADR	(1,255,500)
(13,800)	Praxair, Inc.	(1,582,032)
(200,100)	Rio Tinto PLC, ADR	(11,123,559)
(39,900)	Sigma-Aldrich Corp.	(2,915,094)
(219,744)	Southern Copper Corp.	(6,968,082)
(39,324)	Sterlite Industries India, Ltd., ADR	(335,827)
(169,880)	Stillwater Mining Co.	(2,147,283)
(8,809)	United States Steel Corp.	(258,720)
(397,312)	Uranium One, Inc.	(1,103,368)
(59,000)	Vale SA, ADR	(1,376,470)
		(75,621,430)

Shares	Security Description	Value

Telecommunication Services - (1.6)%
(132,415)	Alaska Communications Systems Group, Inc.	$(407,838)
(1,629)	AOL, Inc.	(30,902)
(26,000)	Baidu, Inc., ADR	(3,790,020)
(118,100)	BroadSoft, Inc.	(4,517,325)
(57,400)	Cablevision Systems Corp., Class A	(842,632)
(19,577)	CBS Corp., Class B, Non-Voting Shares	(663,856)
(77,800)	CenturyLink, Inc.	(3,006,970)
(249,000)	Clearwire Corp., Class A	(567,720)
(100,500)	comScore, Inc.	(2,149,695)
(120,000)	Comtech Telecommunications Corp.	(3,909,600)
(6,329)	DealerTrack Holdings, Inc.	(191,516)
(130,700)	DigitalGlobe, Inc.	(1,743,538)
(35,550)	Discovery Communications, Inc., Class A	(1,798,830)
(30,800)	InterDigital, Inc.	(1,073,688)
(77,300)	Ixia	(965,477)
(34,050)	John Wiley & Sons, Inc., Class A	(1,620,439)
(45,300)	Juniper Networks, Inc.	(1,036,464)
(5,456)	Level 3 Communications, Inc.	(140,383)
(761,100)	Limelight Networks, Inc.	(2,504,019)
(31,700)	LogMeIn, Inc.	(1,116,791)
(38,800)	NII Holdings, Inc.	(710,428)
(25,700)	Omnicom Group, Inc.	(1,301,705)
(82,745)	SBA Communications Corp., Class A	(4,204,273)
(196,200)	Shaw Communications, Inc., Class B	(4,149,630)
(18,600)	Sina Corp.	(1,209,000)
(1,086,734)	Sirius XM Radio, Inc.	(2,510,356)
(17,897)	Time Warner, Inc.	(675,612)
(78,200)	Viasat, Inc.	(3,770,022)
(391,549)	Virgin Media, Inc.	(9,780,894)
(157,902)	WebMD Health Corp.	(4,039,133)
		(64,428,756)

Utilities - (0.3)%
(67,050)	Aqua America, Inc.	(1,494,544)
(312,500)	Atlantic Power Corp.	(4,325,000)
(79,050)	Calpine Corp.	(1,360,451)
(17,700)	National Fuel Gas Co.	(851,724)
(94,400)	UGI Corp.	(2,572,400)
(35,100)	WGL Holdings, Inc.	(1,428,570)
		(12,032,689)

Total Common Stock (Cost $(1,406,610,732))	(1,482,939,016)

Investment Companies - (0.8)%
(149,900)	iShares FTSE/Xinhua China 25 Index Fund	(5,490,837)
(233,000)	iShares MSCI Australia Index Fund	(5,477,830)
(69,700)	iShares MSCI Brazil Index Fund	(4,512,378)
(67,000)	iShares MSCI Canada Index Fund	(1,898,780)
(330,000)	iShares MSCI Hong Kong Index Fund	(5,755,200)
(13,000)	iShares MSCI South Korea Index Fund	(774,020)
(54,000)	Market Vectors Russia ETF	(1,668,060)
(80,000)	SPDR S&P Metals & Mining ETF	(3,976,000)

Total Investment Companies (Cost $(34,008,466))	(29,553,105)

Total Short Positions - (38.0)% (Cost $(1,440,619,198))	$(1,512,492,121)

See Notes to Financial Statements.                                      43                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.5)%

Call Options Written - (0.1)%
(45)	Amazon.com, Inc.	$175.00	01/13	$(186,750)
(65)	Apple, Inc.	500.00	01/13	(832,000)
(2,500)	iShares Russell 2000 Index Fund	81.00	11/12	(1,733,750)
(4,205)	SPDR S&P 500 ETF Trust	145.00	01/13	(2,417,875)

Total Call Options Written (Premiums Received $(4,249,484))				(5,170,375)
Put Options Written - (0.4)%
(500)	Accenture PLC	40.00	01/13	(35,000)
(135)	Amazon.com, Inc.	155.00	01/13	(113,400)
(675)	Bed Bath & Beyond, Inc.	60.00	01/13	(248,063)
(1,700)	Berkshire Hathaway, Inc., Class B	90.00	01/13	(1,772,250)
(1,275)	CarMax, Inc.	35.00	10/12	(408,000)
(275)	Costco Wholesale Corp.	80.00	07/12	(18,150)
(5,000)	iShares Russell 2000 Index Fund	70.00	11/12	(1,387,500)
(425)	Kohl's Corp.	57.50	01/13	(412,250)
(450)	Kohl's Corp.	50.00	01/13	(218,250)
(1,400)	Lowe's Cos., Inc.	30.00	01/13	(345,800)
(6,270)	SPDR S&P 500 ETF Trust	110.00	12/12	(1,385,670)
(21,035)	SPDR S&P 500 ETF Trust	110.00	01/13	(5,405,995)
(9,305)	SPDR S&P 500 ETF Trust	80.00	01/13	(562,952)
(277)	St. Jude Medical, Inc.	45.00	01/13	(138,500)
(1,050)	Target Corp.	40.00	01/13	(65,100)
(185)	The Bank of New York Mellon Corp.	30.00	01/13	(128,113)
(1,000)	The Bank of New York Mellon Corp.	25.00	01/13	(315,000)
(460)	The Bank of New York Mellon Corp.	20.00	01/13	(56,580)
(743)	The Boeing Co.	82.50	01/13	(854,450)
(150)	The Coca-Cola Co.	77.50	01/13	(100,500)
(775)	The Walt Disney Co.	45.00	01/13	(360,375)
(725)	USG Corp.	15.00	01/13	(163,125)
(580)	USG Corp.	12.50	01/13	(78,300)
(1,400)	Walgreen Co.	30.00	01/13	(245,000)
(1,050)	Wal-Mart Stores, Inc.	40.00	01/13	(39,375)

Total Put Options Written (Premiums Received $(27,395,810))	(14,857,698)

Total Written Options - (0.5)% (Premiums Received $(31,645,294))	$(20,028,073)

See Notes to Financial Statements.                                       44                                 ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

ADR	American Depositary Receipt
BKNT	Bank Note
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to put option written by the Fund.
(d)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $11,237,008 or 0.3% of net assets.
(e)	Subject to call option written by the Fund.
(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $270,724,847 or 6.8% of net assets.
(g)	Variable rate security. Rate presented is as of March 31, 2012.
(h)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2012.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Rate presented is yield to maturity.
(k)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2012, is as follows:

Credit Default Swaps – Sell Protection

Counterparty	Reference Entity / Obligation	Receive Rate	Termination Date	Credit Spread as of 03/31/12(1)	Notional Amount	Net Unrealized Depreciation
Barclays Capital, Inc.	Markit ABX.HE Index	0.76%	01/25/38	7.06%	$(2,310,009)	$(15,273)

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

The aggregate cash/securities held as collateral for the above Barclays counterparty was $1,503,176 as of March 31, 2012.  The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

A summary of outstanding interest rate swap agreements held by the Fund at March 31, 2012, is as follows:

	Rate Type
Counterparty	Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount	Net Unrealized Depreciation
Barclays	2.91% semi-annually	3 month USD LIBOR quarterly	02/16/27	$190,000	$(4,304)

AFAt March 31, 2012, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

9	U.S. 10-year Note Future	06/29/12	$1,179,293	$(13,934)
12	U.S. Ultra Bond Future	06/29/12	1,874,572	(62,947)

(600)	Euro FX Currency Future	06/20/12	(98,086,350)	(1,956,150)
(5,100)	Russell 2000 Mini Future	06/15/12	(406,862,810)	(15,264,190)
(3,600)	S&P 500 Emini Future	06/15/12	(244,547,250)	(8,037,750)
(837)	U.S. 10-year Note Future	06/29/12	(109,996,675)	1,618,253
(40)	U.S. 2-year Note Future	06/29/12	(8,806,248)	623
(160)	U.S. 5-year Note Future	06/29/12	(19,701,248)	94,998
(20)	U.S. Long Bond Future	06/29/12	(2,802,500)	47,500

$(887,749,216)	$(23,573,597)
AF

See Notes to Financial Statements.                                      45                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

* Cost for federal income tax purposes is $1,469,497,179 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$526,350,232
Gross Unrealized Depreciation	(277,351,262)
Net Unrealized Appreciation	$248,998,970

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$395,657,057	$-	$-	$395,657,057
Consumer Staples	222,446,382	-	-	222,446,382
Energy	91,313,854	-	-	91,313,854
Financial	261,260,135	-	1,058,581	262,318,716
Healthcare	183,147,867	-	-	183,147,867
Industrial	82,621,185	-	-	82,621,185
Information Technology	192,388,297	-	-	192,388,297
Materials	24,936,025	-	-	24,936,025
Telecommunication Services	96,475,402	-	-	96,475,402
Utilities	26,967,444	-	-	26,967,444
Preferred Stock
Consumer Discretionary	9,072,838	-	-	9,072,838
Consumer Staples	-	3,592,975	-	3,592,975
Energy	10,878,387	2,532,660	-	13,411,047
Financial	35,748,825	2,992,130	488,813	39,229,768
Healthcare	8,893,228	-	-	8,893,228
Industrial	2,335,310	-	-	2,335,310
Materials	2,533,952	-	-	2,533,952
Utilities	4,435,765	-	-	4,435,765
Asset Backed Obligations	-	276,198,766	2,347,070	278,545,836
Corporate Convertible Bonds	-	715,729,950	7,015,907	722,745,857
Corporate Non-Convertible Bonds	-	87,777,957	326,637	88,104,594
Exchange Traded Notes	657,529	-	-	657,529
Foreign Government Bonds	-	1,338,250	-	1,338,250
Interest Only Bonds	-	4,380,725	-	4,380,725
Municipal Bonds	-	3,607,995	-	3,607,995
Syndicated Loans	-	2,899,332	-	2,899,332
U.S. Government & Agency Obligations	-	81,775,263	-	81,775,263
Rights	10,950	-	-	10,950
Investment Companies	353,439,827	-	-	353,439,827
Commercial Paper	-	3,754,793	-	3,754,793
Purchased Options	47,978,280	-	-	47,978,280
Total Investments At Value	$2,053,198,539	$1,186,580,796	$11,237,008	$3,251,016,343

Other Financial Instruments**
Futures	1,761,374	-	-	1,761,374
Total Assets	$2,054,959,913	$1,186,580,796	$11,237,008	$3,252,777,717

See Notes to Financial Statements.                                      46                                  ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(1,482,384,923)	$(554,093)	$-	$(1,482,939,016)
Investment Companies	(29,553,105)	-	-	(29,553,105)
Total Securities Sold Short	$(1,511,938,028)	$(554,093)	$-	$(1,512,492,121)
Other Financial Instruments**

Written Options	(20,028,073)	-	-	(20,028,073)

Credit Default Swaps	-	(15,273)	-	(15,273)
Interest Rate Swaps	-	(4,304)	-	(4,304)
Forward Currency Contracts	-	(92,516)	-	(92,516)
Futures	(25,334,971)	-	-	(25,334,971)
Total Other Financial Instruments	$(45,363,044)	$(112,093)	$-	$(45,475,137)
Total Liabilities	$(1,557,301,072)	$(666,186)	$-	$(1,557,967,258)

**Other Financial Instruments are derivative instruments not refected in the Schedule of Investments and Schedule of Securities Sold  Short, such as futures, credit default swaps, interest rate swaps and forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Written Options

Balance as of 03/31/11	$-	$2,704,826	$4,135,031	$16,000,106	$260,900	$(215)
Accrued Accretion /(Amortization)	-	-	9,190	(17,312)	-	-
Realized Gain / (Loss)	-	-	-	20,205	-	-
Change in Unrealized Appreciation / (Depreciation)	-	(704,892)	(198,457)	628,872	1,900	(27,495)
Purchases	-	4,134,711	867,977	19,895,611	-	27,710
Sales	-	-	-	(13,338,984)	-	-
Paydowns / Calls	-	-	(1,408,721)	-	-	-
Transfers In / (Out)	1,058,581	(5,645,832)	(1,057,950)	(16,172,591)	63,837	-
Balance as of 03/31/12	$1,058,581	$488,813	$2,347,070	$7,015,907	$326,637	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/12***	$(97,530)	$(694,817)	$(135,027)	$760,359	$45,359	$-

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the level 3 category.

See Notes to Financial Statements.                                      47                                  ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2012

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	38.7%
Asset Backed Obligations	0.7%
Corporate Convertible Bonds	4.6%
Corporate Non-Convertible Bonds	6.5%
Syndicated Loans	0.6%
U.S. Government & Agency Obligations	1.9%
Rights	0.1%
Warrants	1.4%
Investment Companies	1.4%
Short-Term Investments	15.8%
Purchased Options	0.7%
Short Positions
Equity Securities	-15.1%
Corporate Non-Convertible Bonds	-3.6%
U.S. Treasury Securities	-0.7%
Investment Companies	-2.7%
Written Options	0.0%
Other Assets less Liabilities*	49.7%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 23.1% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	16.2%	45.4%
Consumer Staples	7.8%	8.2%
Energy	30.3%	1.7%
Financial	10.3%	7.8%
Healthcare	0.4%	0.0%
Industrial	8.9%	23.2%
Information Technology	0.7%	3.5%
Materials	12.8%	8.2%
Telecommunication Services	12.6%	2.0%
	100.0%	100.0%
A
See Notes to Financial Statements.                                      48                                  ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

FA
Shares	Security Description	Value

Long Positions - 72.4%
Equity Securities - 38.7%
Common Stock - 37.8%
Consumer Discretionary - 5.4%
129,972	Barnes & Noble, Inc. (a)	$1,722,129
92,675	Cooper-Standard Holding, Inc. (a)	4,053,605
12,261	Deckers Outdoor Corp. (a)	773,056
163,479	Ford Motor Co.	2,041,853
408	Google, Inc., Class A (a)	261,626
4,087	JC Penney Co., Inc.	144,802
81,753	Lakes Entertainment, Inc. (a)	147,155
8,173	Las Vegas Sands Corp.	470,520
12,325	MDC Holdings, Inc.	317,862
202,531	Nevada Gold & Casinos, Inc. (a)(b)	289,619
6,524	NVR, Inc. (a)(b)	4,738,577
252,785	PHH Corp. (a)	3,910,584
139,210	Regis Corp.	2,565,640
12,265	Skullcandy, Inc. (a)	194,155
234,921	Statoil Fuel & Retail ASA	1,497,455
79,495	Susser Holdings Corp. (a)(b)	2,040,637
2,052	The Home Depot, Inc.	103,236
6,139	The Walt Disney Co.	268,765
122,609	The Wendy's Co.	614,271
317,500	Tigrent, Inc. (a)	79,375
8,174	Under Armour, Inc., Class A (a)	768,356
4,290	Wynn Resorts, Ltd. (b)	535,735
		27,539,013
Consumer Staples - 3.0%
25,297	Blyth, Inc.	1,892,974
625,322	Grifols SA, ADR (a)	4,821,233
132,680	Ingles Markets, Inc., Class A (b)	2,340,475
77,654	Lender Processing Services, Inc. (a)	2,019,004
32,994	MGP Ingredients, Inc. (b)	177,508
81,925	Primo Water Corp. (a)	159,754
539,858	QLT, Inc. (a)(b)	3,779,006
4,090	Wal-Mart Stores, Inc.	250,308
		15,440,262
Energy - 11.7%
13,987	Cenovus Energy, Inc. (b)	502,693
33,503	Compton Petroleum Corp. (a)	133,313
1,982,479	Connacher Oil and Gas, Ltd. (a)	1,908,045
100,377	CVR Energy, Inc. (a)(b)	2,685,085
226,964	El Paso Corp. (b)	6,706,786
62,376	Energy Partners, Ltd. (a)(b)	1,036,065
144,369	Energy XXI Bermuda, Ltd. (a)(b)	5,213,165
50,476	Helix Energy Solutions Group, Inc. (a)(b)	898,473
86,487	Marathon Petroleum Corp. (b)	3,750,076
92,474	McMoRan Exploration Co. (a)	989,472
45,223	MEG Energy Corp. (a)	1,743,723
25,208	Mitcham Industries, Inc. (a)(b)	566,172
986,834	Primary Energy Recycling Corp. (a)	4,699,445
28,740	QEP Resources, Inc.	876,570
197,466	Quicksilver Resources, Inc. (a)	995,229
74,517	Rose Rock Midstream LP	1,776,485
34,866	SEACOR Holdings, Inc. (a)(b)	3,339,466
186,958	SemGroup Corp., Class A (a)(b)	5,447,956
414,451	SunCoke Energy, Inc. (a)(b)	5,889,349
339,916	Tesoro Corp. (a)(b)	9,123,345
161,779	Tetra Technologies, Inc. (a)(b)	1,523,958
16,242	WPX Energy, Inc. (a)	292,518
		60,097,389

FA
Shares	Security Description	Value

Financial - 4.0%
611,264	Alm Brand A/S (a)	$1,259,886
16,349	American International Group, Inc. (a)	504,040
26,505	Annaly Mortgage Management, Inc. REIT (a)	419,309
12,262	Bank of America Corp. (a)	117,347
40,877	Berkshire Hathaway, Inc., Class B (a)	3,317,169
163,445	Coventree, Inc. (a)(c)	696,417
309,383	Forest City Enterprises, Inc., Class A (a)	4,844,938
111,618	Hilltop Holdings, Inc. (a)(b)	936,475
5,828	Ichigo Group Holdings Co., Ltd. (a)	633,004
8,174	Leucadia National Corp.	213,342
202,056	MGIC Investment Corp. (a)(b)	1,002,198
61,765	MI Developments, Inc., Class A	2,136,451
278,688	Old Republic International Corp.	2,940,158
8,174	SunTrust Banks, Inc.	197,566
12,260	The Blackstone Group LP	195,424
585,576	Urbana Corp., Non Voting Class A (a)	639,910
8,174	Wells Fargo & Co.	279,060
		20,332,694
Healthcare - 0.1%
16,349	Life Technologies Corp. (a)	798,158

Industrial - 3.4%
468,081	Air Transport Services Group, Inc. (a)(b)	2,710,189
71,416	EnPro Industries, Inc. (a)	2,935,198
267,804	Exelis, Inc.	3,352,906
18,812	Genesee & Wyoming, Inc. (a)	1,026,759
323,271	Great Lakes Dredge & Dock Corp. (b)	2,334,017
1,725,979	Kvaerner ASA	4,909,936
134,975	Rentech, Inc. (a)	280,748
		17,549,753
Information Technology - 0.3%
769,279	CareView Communications, Inc. (a)	1,192,382
817	International Business Machines Corp.	170,467
		1,362,849
Materials - 5.0%
111,711	Alexco Resource Corp. (a)(b)	779,743
20,488	Clearwater Paper Corp. (a)	680,407
64,746	Coeur d'Alene Mines Corp. (a)(b)	1,537,070
29,936	Domtar Corp. (b)	2,855,296
80,140	First Majestic Silver Corp. (a)(b)	1,328,721
220,132	Fortuna Silver Mines, Inc. (a)(b)	994,997
162,130	Gabriel Resources, Ltd. (a)	762,334
105,703	Goldcorp, Inc. (b)	4,762,977
84,194	Kinross Gold Corp. (b)	824,259
221,234	Kirkland Lake Gold, Inc. (a)	3,198,350
211,183	Lake Shore Gold Corp. (a)	218,075
390,557	Novagold Resources, Inc. (a)(b)	2,804,199
13,612	Penford Corp. (a)(b)	92,017
557,479	San Gold Corp. (a)	810,411
18,472	Silver Wheaton Corp. (b)	613,270
559,378	Sprott Resource Corp. (a)	2,248,840
16,203	The Mosaic Co.	895,864
		25,406,830
Telecommunication Services - 4.9%
7,658	AboveNet, Inc. (a)	634,082
1,635	Amazon.com, Inc. (a)	331,104
3,761,912	Cable & Wireless Worldwide PLC	2,045,842
69,585	Charter Communications, Inc. (a)	4,415,168

See Notes to Financial Statements.                                      49                                  ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Shares	Security Description	Value

Telecommunication Services (continued)
666,521	Cincinnati Bell, Inc. (a)	$2,679,414
57,433	Dice Holdings, Inc. (a)	535,850
60,888	Liberty Media Corp. - Liberty Capital, Class A (a)	5,367,277
304,141	LIN TV Corp., Class A (a)	1,231,771
4,087	LinkedIn Corp. (a)	416,833
8,662	Promotora de Informaciones SA, Class B, ADR	37,680
216,592	Vodafone Group PLC, ADR	5,993,101
42,608	WebMD Health Corp. (a)(b)	1,089,913
20,434	Zynga, Inc., Class A (a)	268,707
		25,046,742

Total Common Stock (Cost $165,114,934)	193,573,690

Shares	Security Description	Rate	Value

Preferred Stock - 0.9%
Consumer Discretionary - 0.9%
140,000	General Motors Co. (Escrow Shares) (a)(c)	0.00%	87,500
104,760	General Motors Co., Series B	4.75	4,384,206
			4,471,706

Total Preferred Stock (Cost $4,471,847)	4,471,706

Total Equity Securities (Cost $169,586,781)	198,045,396

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 14.3%
Asset Backed Obligations - 0.7%
$1,384,231	Punch Taverns Finance B, Ltd.	7.37%	06/30/22	1,881,967
770,000	Punch Taverns Finance B, Ltd.	8.44	06/30/25	757,443
1,174,000	Punch Taverns Finance B, Ltd.	6.96	06/30/28	1,042,187

Total Asset Backed Obligations (Cost $3,573,976)	3,681,597

Corporate Convertible Bonds - 4.6%
Consumer Discretionary - 1.2%
2,336,000	Titan International, Inc. (b)(d)	5.63	01/15/17	5,991,840

Consumer Staples - 0.3%
1,419,000	Archer-Daniels-Midland Co. (b)	0.88	02/15/14	1,458,023

Energy - 0.3%
1,375,000	Newpark Resources, Inc. (b)	4.00	10/01/17	1,531,406

Financial - 1.4%
3,207,000	CompuCredit Holdings Corp.	3.63	05/30/25	3,190,965
1,000,000	CompuCredit Holdings Corp.	5.88	11/30/35	443,750

Principal	Security Description	Rate	Maturity	Value

Financial (continued)
$1,816,000	Hilltop Holdings, Inc. (b)	7.50%	08/15/25	$1,927,230
3,316,692	Orco Property Group, Series ORC (c)	1.00	04/30/20	1,327,041
280,615	Orco Property Group, MTN, Series WW (c)	4.50	04/30/20	112,277
1,080,358	Orco Property Group, Series WW (c)	2.50	04/30/20	432,262
				7,433,525
Industrial - 0.6%
500,000	AGCO Corp. (b)	1.25	12/15/36	641,875
500,000	General Cable Corp. (b)	0.88	11/15/13	490,000
1,300,000	MasTec, Inc. (b)	4.00	06/15/14	1,766,375
				2,898,250
Materials - 0.8%
1,533,000	AngloGold Ashanti Holdings Finance PLC (b)(d)	3.50	05/22/14	1,690,132
2,115,000	Goldcorp, Inc. (b)	2.00	08/01/14	2,561,794
				4,251,926

Total Corporate Convertible Bonds (Cost $17,018,825)	23,564,970

Corporate Non-Convertible Bonds - 6.5%
Consumer Discretionary - 2.7%
225,000	Dillard's, Inc. (b)	7.88	01/01/23	226,687
225,000	Dillard's, Inc. (b)	7.75	05/15/27	219,375
13,100,000	DirectBuy Holdings, Inc. (d)(e)	12.00	02/01/17	2,554,500
2,250,000	Greektown Superholdings, Inc., Series A (b)	13.00	07/01/15	2,480,625
5,000,000	Kraft Foods, Inc. (f)	1.46	07/10/13	5,033,770
1,760,000	New Albertsons, Inc., MTN, Series C (b)	6.63	06/01/28	1,249,600
450,000	PHH Corp.	9.25	03/01/16	459,562
10,000	Service Corp. International (b)	7.88	02/01/13	10,338
1,417,000	Vector Group, Ltd. (b)	11.00	08/15/15	1,493,164
				13,727,621
Consumer Staples - 0.4%
1,442,000	Novasep Holding SAS (c)	8.00	12/15/16	1,896,187
267,000	Novasep Holding SAS (c)	8.00	12/15/16	351,097
				2,247,284
Energy - 0.9%
837,000	Copano Energy, LLC / Copano Energy Finance Corp. (b)	7.75	06/01/18	880,942

See Notes to Financial Statements.                                      50                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value

Energy (continued)
$75,000	Denbury Resources, Inc. (b)	9.75%	03/01/16	$82,688
120,000	Encore Acquisition Co. (b)	9.50	05/01/16	132,600
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp. (b)	8.25	03/15/18	1,597,500
1,150,000	McMoRan Exploration Co. (b)	11.88	11/15/14	1,219,000
700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	740,412
				4,653,142
Financial - 1.0%
6,353,326	Orco Property Group (c)	2.50	04/30/20	2,542,029
2,696,433	Signature Group Holdings, Inc.	9.00	12/31/16	2,082,994
500,000	Woodside Finance, Ltd. (b)(d)	5.00	11/15/13	525,304
				5,150,327
Industrial - 0.3%
704,000	Darling International, Inc. (b)	8.50	12/15/18	788,480
500,000	MasTec, Inc. (b)	7.63	02/01/17	521,875
187,000	Mueller Industries, Inc. (b)	6.00	11/01/14	187,468
				1,497,823
Materials - 0.7%
1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	1,159,889
165,000	Clearwater Paper Corp.	7.13	11/01/18	175,725
695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	988,141
1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	1,063,456
				3,387,211
Telecommunication Services - 0.5%
2,166,000	Viasat, Inc. (b)	8.88	09/15/16	2,350,110

Total Corporate Non-Convertible Bonds (Cost $34,436,300)	33,013,518

Syndicated Loans - 0.6%
2,889,715	Cinram International, Inc.	9.19	12/31/13	1,155,886
1,720,800	Walter Investment Management	12.50	12/31/16	1,766,401

Total Syndicated Loans (Cost $3,261,975)	2,922,287

Principal	Security Description	Rate	Maturity	Value

U.S. Government & Agency Obligations - 1.9%
U.S. Treasury Securities (g) - 1.9%
$5,000,000	U.S. Treasury Bill (g)	0.05%	05/03/12	$4,999,746
5,000,000	U.S. Treasury Bill (g)	0.05	05/24/12	4,999,613
				9,999,359

Total U.S. Government & Agency Obligations (Cost $9,999,387)	9,999,359

Total Fixed Income Securities (Cost $68,290,463)	73,181,731

Shares	Security Description	Value

Rights - 0.1%
142,161	Sanofi (a)	191,917

Total Rights (Cost $177,186)	191,917

Warrants - 1.4%
175,929	Bank of America Corp. (a)	818,070
113,527	General Motors Co. (a)	1,887,954
1,858,235	Kinder Morgan, Inc. (a)	4,496,929
176,463	Kinross Gold Corp. (a)	113,225

Total Warrants (Cost $5,955,086)	7,316,178

Investment Companies - 1.4%
17,955	Central GoldTrust (a)(b)	1,144,631
32,413	iShares Silver Trust (a)(b)	1,016,796
47,230	Market Vectors - Gold Miners ETF	2,341,191
23,152	Market Vectors Junior Gold Miners ETF	568,382
152,584	Sprott Physical Gold Trust (a)	2,203,313

Total Investment Companies (Cost $7,391,353)	7,274,313

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 15.8%
Commercial Paper (g) - 15.8%
$5,000,000	Airgas, Inc.	0.50	05/21/12	4,996,528
2,500,000	Bacardi Corp.	0.45	04/25/12	2,499,250
5,000,000	Clorox Co.	0.42	04/12/12	4,999,358
3,500,000	Devon Energy Corp.	0.42	04/17/12	3,499,347
1,500,000	Devon Energy Corp.	0.45	05/14/12	1,499,194
5,000,000	Diageo Capital PLC (b)	0.48	05/24/12	4,996,467
4,000,000	Duke Energy Corp.	0.40	04/23/12	3,999,022
4,800,000	Florida Power Corp.	0.46	05/03/12	4,798,037
3,500,000	Harris Corp.	0.42	04/04/12	3,499,878
5,000,000	Hewlett-Packard Co. (b)	0.50	04/03/12	4,999,861
650,000	Hewlett-Packard Co.	0.45	04/09/12	649,935
2,538,000	Kansas City Power & Light	0.45	04/18/12	2,537,461
3,200,000	NBC Universal Media, LLC	0.38	04/26/12	3,199,156

See Notes to Financial Statements.                                      51                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value

$3,230,000	Newell Rubbermaid, Inc.	1.00%	05/08/12	$3,226,680
5,000,000	Reed Elsevier, Inc. (b)	0.45	04/16/12	4,999,062
2,500,000	Safeway, Inc.	0.82	04/03/12	2,499,886
2,500,000	Safeway, Inc.	0.90	04/09/12	2,499,500
3,000,000	South Carolina Electric & Gas	0.45	04/03/12	2,999,925
5,000,000	Tyco Electronics Group SA	0.45	04/09/12	4,999,500
5,000,000	VF Corp.	0.48	04/23/12	4,998,533
3,500,000	Virginia Electric Power	0.40	04/16/12	3,499,417
2,500,000	Western Union Co.	0.42	04/03/12	2,499,942
2,500,000	Western Union Co.	0.43	04/11/12	2,499,701

Total Commercial Paper (Cost $80,895,640)	80,895,640

Total Short-Term Investments (Cost $80,895,640)	80,895,640

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.7%
Call Options Purchased - 0.1%
871	Goldcorp, Inc.	$50.00	07/12	95,810
2,061	Kinross Gold Corp.	14.00	05/12	8,244
160	Kinross Gold Corp.	17.50	01/13	1,920
518	Market Vectors - Gold Miners ETF	60.00	09/12	47,656
704	Market Vectors - Gold Miners ETF	57.00	09/12	104,192
463	Market Vectors - Gold Miners ETF	55.00	09/12	92,600
293	Primo Water Corp.	7.50	04/12	293
222	SPDR Gold Trust	170.00	04/12	7,104
222	SPDR Gold Trust	175.00	09/12	81,252

Total Call Options Purchased (Premiums Paid $911,721)	439,071

Put Options Purchased - 0.6%
117	Amazon.com, Inc.	160.00	07/12	35,217
58	Amazon.com, Inc.	185.00	10/12	74,530
144	Darden Restaurants, Inc.	45.00	10/12	28,440
782	Dollar Tree, Inc.	77.50	08/12	62,560
449	Energy Sector SPDR Fund	66.00	01/13	185,886
585	Harley-Davidson, Inc.	43.00	08/12	95,940
1,107	iShares Dow Jones U.S. Real Estate Index Fund	53.00	06/12	34,871
492	iShares Dow Jones U.S. Real Estate Index Fund	55.00	09/12	67,158
409	iShares MSCI Emerging Markets Index Fund	42.00	04/12	24,540

Contracts	Security Description	Strike Price	Exp. Date	Value

408	iShares MSCI Emerging Markets Index Fund	$40.00	05/12	$24,888
1,356	iShares Russell 2000 Index Fund	75.00	08/12	320,016
1,012	iShares Russell 2000 Index Fund	73.00	11/12	350,658
103	JC Penney Co., Inc.	37.00	08/12	42,745
917	Ltd. Brands, Inc.	37.00	05/12	9,170
423	Ltd. Brands, Inc.	41.00	08/12	42,300
263	Monster Beverage Corp.	50.00	06/12	11,835
1,635	Powershares QQQ	66.00	04/12	78,480
818	Powershares QQQ	60.00	06/12	40,082
682	Powershares QQQ	60.00	09/12	98,890
77	Ralph Lauren Corp.	140.00	04/12	770
107	Salesforce.com, Inc.	130.00	08/12	66,073
295	Simon Property Group, Inc. REIT	120.00	10/12	86,582
1,159	Southern Copper Corp.	29.00	09/12	231,800
318	SPDR S&P Retail ETF	55.00	09/12	64,395
1,154	SPDR S&P Retail ETF	50.00	09/12	121,170
383	Target Corp.	50.00	04/12	1,915
2,032	Target Corp.	52.50	10/12	363,728
318	VF Corp.	120.00	08/12	63,600
934	Wells Fargo & Co.	28.00	10/12	95,268
492	Whole Foods Market, Inc.	75.00	08/12	150,060
819	Whole Foods Market, Inc.	65.00	08/12	96,232

Total Put Options Purchased (Premiums Paid $5,487,314)	2,969,799

Total Purchased Options (Premiums Paid $6,399,035)	3,408,870

Total Long Positions - 72.4% (Cost $338,695,544)*	$370,314,045

Total Short Positions - (22.1)% (Cost $(103,357,865))*	(113,135,429)

Total Written Options - (0.0)% (Premiums Received $(266,154))*	(254,860)

Other Assets & Liabilities, Net – 49.7%	253,997,173
Net Assets – 100.0%	$510,920,929

See Notes to Financial Statements.                                       52                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

AFA
Shares	Security Description	Value

Short Positions - (22.1)%
Common Stock - (15.1)%
Consumer Discretionary - (6.9)%
(89,695)	American Axle & Manufacturing Holdings, Inc.	$(1,050,328)
(55,222)	Asbury Automotive Group, Inc.	(1,490,994)
(26,102)	Autoliv, Inc.	(1,750,139)
(9,120)	AutoNation, Inc.	(312,907)
(56,087)	BJ's Restaurants, Inc.	(2,823,981)
(27,686)	Brinker International, Inc.	(762,749)
(16,891)	Buffalo Wild Wings, Inc.	(1,531,845)
(14,525)	Dillard's, Inc., Class A	(915,366)
(12,160)	Dollar Tree, Inc.	(1,148,998)
(47,698)	Group 1 Automotive, Inc.	(2,679,197)
(88,951)	Hanesbrands, Inc.	(2,627,613)
(32,355)	Harley-Davidson, Inc.	(1,587,983)
(13,723)	JC Penney Co., Inc.	(486,206)
(26,750)	Ltd. Brands, Inc.	(1,284,000)
(34,552)	Lululemon Athletica, Inc.	(2,580,343)
(3,544)	Maidenform Brands, Inc.	(79,775)
(59,848)	Penske Auto Group, Inc.	(1,474,056)
(26,693)	PVH Corp.	(2,384,486)
(11,500)	Ralph Lauren Corp.	(2,004,795)
(30,603)	Six Flags Entertainment Corp.	(1,431,302)
(20,125)	Tenneco, Inc.	(747,644)
(31,681)	The McClatchy Co., Class A	(91,558)
(90,007)	Titan International, Inc.	(2,128,666)
(14,758)	TRW Automotive Holdings Corp.	(685,509)
(11,274)	Under Armour, Inc., Class A	(1,059,756)
		(35,120,196)

Consumer Staples - (1.2)%
(64,094)	Avon Products, Inc.	(1,240,860)
(19,144)	Diamond Foods, Inc.	(436,866)
(17,013)	Green Mountain Coffee Roasters, Inc.	(796,889)
(23,782)	Monster Beverage Corp.	(1,476,624)
(13,893)	Ritchie Bros. Auctioneers, Inc.	(330,098)
(5,646)	Sanderson Farms, Inc.	(299,408)
(88,693)	Serco Group PLC	(769,615)
(12,225)	Whole Foods Market, Inc.	(1,017,120)
		(6,367,480)

Energy - (0.3)%
(10,773)	InterOil Corp.	(553,840)
(37,981)	Northern Oil and Gas, Inc.	(787,726)
		(1,341,566)

Financial - (1.2)%
(15,547)	Digital Realty Trust, Inc. REIT	(1,150,011)
(10,998)	Simon Property Group, Inc. REIT	(1,602,189)
(56,300)	The Macerich Co. REIT	(3,251,325)
		(6,003,525)

Industrial - (3.5)%
(7,005)	BorgWarner, Inc.	(590,802)
(78,737)	Bristow Group, Inc.	(3,758,117)
(2,044)	Caterpillar, Inc.	(217,727)
(8,362)	CNH Global NV	(331,971)
(73,352)	General Electric Co.	(1,472,175)
(65,597)	IMI PLC	(1,020,371)
(24,379)	Legrand SA	(897,069)
(13,761)	Nexans SA	(928,847)

Shares	Security Description	Value

(14,200)	Nordson Corp.	$(774,042)
(61,507)	Old Dominion Freight Line, Inc.	(2,932,039)
(48,100)	Rexel SA	(1,060,094)
(32,833)	Sensata Technologies Holding NV	(1,099,249)
(42,865)	SKF AB, Class B	(1,046,389)
(30,044)	TAL International Group, Inc.	(1,102,915)
(2,730)	Texas Industries, Inc.	(95,577)
(8,175)	United Technologies Corp.	(678,034)
		(18,005,418)

Information Technology - (0.5)%
(17,609)	Salesforce.com, Inc.	(2,720,767)

Materials - (1.2)%
(8,828)	Air Liquide SA	(1,176,919)
(2,911)	Clearwater Paper Corp.	(96,674)
(22,828)	Cliffs Natural Resources, Inc.	(1,581,067)
(289,338)	Fortescue Metals Group, Ltd.	(1,741,319)
(55,012)	Southern Copper Corp.	(1,744,431)
		(6,340,410)

Telecommunication Services - (0.3)%
(7,402)	Amazon.com, Inc.	(1,498,979)
(57,245)	Promotora de Informaciones SA, Class A	(43,518)
		(1,542,497)

Total Common Stock (Cost $(69,666,610))	(77,441,859)

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - (4.3)%
Corporate Non-Convertible Bonds - (3.6)%
Consumer Discretionary - (2.6)%
$(578,000)	Hanesbrands, Inc.	6.38%	12/15/20	$(596,785)
(500,000)	Isle of Capri Casinos, Inc.	7.00	03/01/14	(500,000)
(2,737,000)	Levi Strauss & Co.	7.63	05/15/20	(2,908,062)
(500,000)	MGM Resorts International	7.63	01/15/17	(518,750)
(1,851,000)	Pinnacle Entertainment, Inc.	8.75	05/15/20	(2,031,473)
(5,275,000)	PVH Corp.	7.38	05/15/20	(5,842,062)
(557,000)	Quiksilver, Inc.	6.88	04/15/15	(562,570)
				(12,959,702)

Consumer Staples - (0.3)%
(1,548,000)	SUPERVALU, Inc.	8.00	05/01/16	(1,629,270)

Materials - (0.5)%
(2,000,000)	The Dow Chemical Co.	7.38	11/01/29	(2,597,372)

See Notes to Financial Statements.                                      53                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value

Telecommunication Services - (0.2)%
$(1,077,000)	Univision Communications, Inc.	8.50%	05/15/21	$(1,071,615)

Total Corporate Non-Convertible Bonds (Cost $(17,076,884))	(18,257,959)

U.S. Treasury Securities - (0.7)%
(3,000,000)	U.S. Treasury Bond	4.38	05/15/40	(3,605,625)

Total U.S. Treasury Securities (Cost $(3,176,124))	(3,605,625)

Total Fixed Income Securities (Cost $(20,253,008))	(21,863,584)

Shares	Security Description	Value

Investment Companies - (2.7)%
(37,228)	Eaton Vance Senior Floating-Rate Trust	(567,355)
(20,830)	iShares iBoxx $ High Yield Corporate Bond Fund	(1,892,197)
(21,471)	iShares Russell 2000 Index Fund	(1,778,872)
(26,556)	SPDR KBW Regional Banking ETF	(756,049)
(2,173)	SPDR S&P 500 ETF Trust	(305,785)
(149,881)	SPDR S&P Oil & Gas Exploration & Production ETF	(8,529,728)

Total Investment Companies (Cost $(13,438,247))	(13,829,986)

Total Short Positions - (22.1)% (Cost $(103,357,865))	$(113,135,429)

See Notes to Financial Statements.                                       54                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.0)%

Call Options Written - (0.0)%
(2,330)	Kinder Morgan, Inc.	$40.00	06/12	$(151,450)

Total Call Options Written (Premiums Received $(150,248))	(151,450)

Put Options Written - (0.0)%
(383)	Kinder Morgan, Inc.	35.00	06/12	(103,410)

Total Put Options Written (Premiums Received $(115,906))	(103,410)

Total Written Options - (0.0)% (Premiums Received $(266,154))	$(254,860)

See Notes to Financial Statements.                                      55                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.

(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $7,444,810 or 1.5% of net assets.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $10,761,776 or 2.1% of net assets.
(e)	Security is currently in default and is on scheduled interest or principal payment.
(f)	Variable rate security. Rate presented is as of March 31, 2012.
(g)	Rate presented is yield to maturity.

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2012, is as follows:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/12(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	Beam, Inc., 5.38%, 01/15/16	(1.00)%	06/20/17	0.48%	$10,000,000	$(50,350)
Barclays Capital, Inc.	Capital One Financial Corp., 5.25%, 02/21/17	(1.00)	06/20/17	1.12	10,000,000	(59,374)
Deutsche Bank	Capital One Financial Corp., 5.25%, 02/21/17	(1.00)	06/20/17	1.12	10,000,000	(64,371)
Deutsche Bank	Carnival Corp., 6.65%, 01/15/28	(1.00)	06/20/17	1.48	15,000,000	(17,995)
Citigroup Global Markets, Inc.	Carnival Corp., 6.65%, 01/15/28	(1.00)	12/20/17	1.55	5,000,000	(53,621)
Citigroup Global Markets, Inc.	Carnival Corp., 6.65%, 02/25/28	(1.00)	09/20/17	1.52	10,000,000	(103,445)
Deutsche Bank	ConAgra Foods, Inc., 7.00%, 10/01/28	(1.00)	06/20/17	0.55	15,000,000	(36,470)
Deutsche Bank	Darden Restaurants, Inc., 6.00%, 08/15/35	(1.00)	09/20/17	1.00	5,000,000	(7,484)
Citigroup Global Markets, Inc.	Darden Restaurants, Inc., 6.00%, 08/15/35	(1.00)	09/20/17	1.00	10,000,000	(14,940)
Barclays Capital, Inc.	Eastman Chemical Co., 7.60%, 02/01/27	(1.00)	06/20/17	0.81	15,000,000	(318,295)
Barclays Capital, Inc.	Kimco Realty Corp., 5.98%, 07/30/12	(1.00)	06/20/17	1.36	20,000,000	(251,211)
Citigroup Global Markets, Inc.	Kimco Realty Corp., 5.98%, 07/30/12	(1.00)	09/20/17	1.39	5,000,000	(3,407)
BNP Paribas Securities Corp.	Kohl's Corp., 6.25%, 12/15/17	(1.00)	06/20/17	1.58	10,000,000	318,931
Deutsche Bank	Koninklijke DSM, 4.00%, 11/10/15	(1.00)	12/20/17	0.53	10,000,000	(216,262)
Deutsche Bank	Lowe's Cos., Inc., 5.40%, 10/15/16	(1.00)	03/20/18	0.67	10,000,000	(106,969)
Deutsche Bank	Lowe's Cos., Inc., 5.40%, 10/15/16	(1.00)	09/20/17	0.62	5,000,000	(102,429)
Barclays Capital, Inc.	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	(1.00)	12/20/17	1.19	10,000,000	(23,410)
BNP Paribas Securities Corp.	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	(1.00)	09/20/17	1.15	5,000,000	(24,263)
Barclays Capital, Inc.	Marriott International, Inc., 5.81%, 11/10/15	(1.00)	12/20/17	0.93	5,000,000	(150,503)
RBS Securities, Inc.	Marriott International, Inc., 5.81%, 11/10/15	(1.00)	06/20/17	0.85	5,000,000	(166,692)
Barclays Capital, Inc.	Marriott International, Inc., 5.81%, 11/10/15	(1.00)	09/20/17	0.89	5,000,000	(36,789)

See Notes to Financial Statements.                                      56                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/12(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	Marriott International, Inc., 5.81%, 11/10/15	(1.00)%	09/20/17	0.89%	$5,000,000	$(21,298)
Deutsche Bank	Nordstrom, Inc., 6.95%, 03/15/28	(1.00)	06/20/17	0.77	10,000,000	(66,979)
Barclays Capital, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	(1.00)	03/02/18	0.86	5,000,000	(55,427)
BNP Paribas Securities Corp.	Nordstrom, Inc., 6.95%, 03/15/28	(1.00)	09/20/17	0.80	5,000,000	(78,270)
Citigroup Global Markets, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	(1.00)	09/20/17	0.80	5,000,000	(17,007)
BNP Paribas Securities Corp.	Southwest Airlines Co., 5.25%, 10/01/14	(1.00)	06/20/17	1.65	5,000,000	47,089
Barclays Capital, Inc.	Southwest Airlines Co., 5.25%, 10/01/14	(1.00)	06/20/17	1.65	5,000,000	60,026
Deutsche Bank	Southwest Airlines Co., 5.25%, 10/01/14	(1.00)	06/20/17	1.65	15,000,000	18,040
Citigroup Global Markets, Inc.	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	(1.00)	09/20/17	1.18	5,000,000	(14,455)
Deutsche Bank	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	(1.00)	06/20/12	1.16	10,000,000	(38,548)
Barclays Capital, Inc.	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	(1.00)	12/20/17	1.22	5,000,000	(42,496)
						$(1,698,674)
F

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

AFA
At March 31, 2012, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

(150)	Euro FX Currency Future	06/20/12	$(24,521,588)	$(489,038)
(60110)	Russell 2000 Mini Future	06/15/12	(47,866,950)	(1,795,050)
(250)	S&P 500 Emini Future	06/15/12	(16,900,375)	(640,250)

$(89,288,913)	$(2,924,338)
AFA

* Cost for federal income tax purposes is $241,853,608 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,351,318
Gross Unrealized Depreciation	(30,281,170)
Net Unrealized Appreciation	$15,070,148

See Notes to Financial Statements.                               57                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$27,539,013	$-	$-	$27,539,013
Consumer Staples	15,440,262	-	-	15,440,262
Energy	60,097,389	-	-	60,097,389
Financial	19,636,277	-	696,417	20,332,694
Healthcare	798,158	-	-	798,158
Industrial	17,549,753	-	-	17,549,753
Information Technology	1,362,849	-	-	1,362,849
Materials	25,406,830	-	-	25,406,830
Telecommunication Services	25,046,742	-	-	25,046,742
Preferred Stock
Consumer Discretionary	4,384,206	-	87,500	4,471,706
Asset Backed Obligations	-	3,681,597	-	3,681,597
Corporate Convertible Bonds	-	21,693,390	1,871,580	23,564,970
Corporate Non-Convertible Bonds	-	28,224,205	4,789,313	33,013,518
Syndicated Loans	-	2,922,287	-	2,922,287
U.S. Government & Agency Obligations	-	9,999,359	-	9,999,359
Rights	191,917	-	-	191,917
Warrants	7,316,178	-	-	7,316,178
Investment Companies	7,274,313	-	-	7,274,313
Commercial Paper	-	80,895,640	-	80,895,640
Purchased Options	3,408,870	-	-	3,408,870
Total Investments At Value	$215,452,757	$147,416,478	$7,444,810	$370,314,045

Other Financial Instruments**
Credit Default Swaps	-	444,086	-	444,086
Total Assets	$215,452,757	$147,860,564	$7,444,810	$370,758,131

Liabilities

Securities Sold Short

Common Stock	(77,441,859)	-	-	(77,441,859)
Corporate Non-Convertible Bonds	-	(18,257,959)	-	(18,257,959)
U.S. Treasury Securities	-	(3,605,625)	-	(3,605,625)
Investment Companies	(13,829,986)	-	-	(13,829,986)
Total Securities Sold Short	$(91,271,845)	$(21,863,584)	$-	$(113,135,429)
Other Financial Instruments**

Written Options	(254,860)	-	-	(254,860)
Futures	(2,924,337)	-	-	(2,924,337)
Credit Default Swaps	-	(2,142,760)	-	(2,142,760)
Total Other Financial Instruments	$(3,179,197)	$(2,142,760)	$-	$(5,321,957)
Total Liabilities	$(94,451,042)	$(24,006,344)	$-	$(118,457,386)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument. Written options are reported at their market value at year end.

See Notes to Financial Statements.                                       58                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds

Balance as of 03/31/11	$-	$-	$264,546	$-	$-
Accrued Accretion / (Amortization)	-	-	(601)	-	-
Realized Gain / (Loss)	-	-	13,177	-	-
Change in Unrealized Appreciation / (Depreciation)	-	-	(17,183)	-	-
Purchases	-	-	53,308	-	-
Sales	-	-	(313,247)	-	-
Transfers In / (Out)	696,417	87,500	-	1,871,580	4,789,313
Balance as of 03/31/12	$696,417	$87,500	$-	$1,871,580	$4,789,313
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/12***	$192,342	$87,500	$-	$(526,412)	$(1,214,760)

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the level 3 category.

See Notes to Financial Statements.                                       59                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,789,112,367 and $338,695,544, respectively)	$3,251,016,343	$370,314,045
Deposits with brokers	1,536,678,055	117,951,422
Cash	769,522,332	143,545,806
Foreign currency (Cost $0 and $3,720,321, respectively)	-	3,742,905
Receivables:
Fund shares sold	13,038,237	2,111,565
Investment securities sold	24,039,553	10,602,040
Dividends and interest	12,912,140	818,098
Variation margin	1,875,859	174,000
Swap premiums paid	-	3,405,234
Unrealized gain on swap agreements	-	444,086
Prepaid expenses	56,931	19,744
Total Assets	5,609,139,450	653,128,945

LIABILITIES
Swap premiums received	1,440,645	754,926
Unrealized loss on swap agreements	19,577	2,142,760
Unrealized loss on forward currency contracts	92,516	-
Payables:
Securities sold short, at value (Cost $1,440,619,198 and $103,357,865, respectively)	1,512,492,121	113,135,429
Call options written, at value (Premiums received $4,249,484 and $150,248, respectively)	5,170,375	151,450
Put options written, at value (Premiums received $27,395,810 and $115,906, respectively)	14,857,698	103,410
Investment securities purchased	36,678,113	23,351,532
Fund shares redeemed	2,890,050	475,916
Dividends and interest on securities sold short	1,992,998	551,930
Variation margin	1,290,611	150,625
Due to broker	42,824,464	-
Other	31,645	62,379
Accrued Liabilities:
Investment adviser fees	5,338,317	1,161,353
Fund services fees	301,771	63,902
Compliance services fees	5,640	2,277
Other expenses	280,479	100,127
Total Liabilities	1,625,707,020	142,208,016

NET ASSETS	$3,983,432,430	$510,920,929

See Notes to Financial Statements.                                       60                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$3,816,231,181	$516,299,427
Distributions in excess of net investment income	(2,264,949)	(5,754,823)
Accumulated net realized loss	(208,530,617)	(16,874,588)
Net unrealized appreciation	377,996,815	17,250,913
NET ASSETS	$3,983,432,430	$510,920,929

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	350,699,420	44,092,875
R Shares	8,495,290	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $3,889,319,030 and $510,920,929, respectively)	$11.09	$11.59
R Shares (based on net assets of $94,113,400 and $0, respectively)	$11.08	$-

See Notes to Financial Statements.                                       61                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $184,524 and $84,915, respectively)	$38,229,994	$2,789,713
Interest income	24,948,947	5,206,489
Total Investment Income	63,178,941	7,996,202

EXPENSES
Investment adviser fees	57,404,685	15,294,379
Fund services fees	1,158,074	227,715
Transfer agent fees:
Institutional Shares	1,706,268	360,859
R Shares	195,374	-
Distribution fees:
R Shares	245,742	-
Custodian fees	511,247	306,007
Registration fees:
Institutional Shares	143,339	47,259
R Shares	21,909	-
Professional fees	171,715	106,719
Trustees' fees and expenses	120,333	19,127
Compliance services fees	68,732	27,006
Dividend and interest expense on securities sold short	22,647,452	2,376,647
Interest expense	7,610,998	998,020
Miscellaneous expenses	431,791	105,003
Total Expenses	92,437,659	19,868,741
Fees waived and expenses reimbursed	-	(87,404)
Net Expenses	92,437,659	19,781,337

NET INVESTMENT LOSS	(29,258,718)	(11,785,135)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	59,166,585	10,600,702
Foreign currency transactions	12,266	(220,871)
Futures	11,067,813	2,120,199
Securities sold short	(100,834,561)	(7,106,343)
Written options	28,613,330	(2,043,110)
Swaps	129,732	(890,252)
Net realized gain (loss)	(1,844,835)	2,460,325

See Notes to Financial Statements.                              62                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$84,275,704	$(9,371,152)
Foreign currency translations	(82,560)	(11,010)
Futures	(8,433,005)	(1,065,838)
Securities sold short	67,261,969	(1,778,990)
Written options	3,926,103	(372,640)
Swaps	(313,754)	(904,879)
Net change in unrealized appreciation (depreciation)	146,634,457	(13,504,509)
NET REALIZED AND UNREALIZED GAIN (LOSS)	144,789,622	(11,044,184)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$115,530,904	$(22,829,319)

See Notes to Financial Statements.                                      63                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2010	$2,210,108,765		$285,638,742

OPERATIONS
Net investment loss	(6,412,112)		(4,337,257)
Net realized gain (loss)	(21,221,572)		16,631,169
Net change in unrealized appreciation (depreciation)	76,667,074		12,499,902
Increase in Net Assets Resulting from Operations	49,033,390		24,793,814

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(11,911,986)		-
R Shares	(90,854)		-
Net realized gain	-		(6,614,816)
Total Distributions to Shareholders	(12,002,840)		(6,614,816)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,857,639,669	172,773,736	388,035,006	31,630,757
R Shares	41,103,425	3,817,934	-	-
Reinvestment of distributions:
Institutional Shares	8,840,490	823,347	6,287,899	513,717
R Shares	83,186	7,660	-	-
Redemption of shares:
Institutional Shares	(718,415,256)	(66,762,107)	(105,013,438)	(8,620,001)
R Shares	(34,402,834)	(3,186,259)	-	-
Increase in Net Assets from Capital Share Transactions	1,154,848,680	107,474,311	289,309,467	23,524,473
Increase in Net Assets	1,191,879,230		307,488,465

NET ASSETS MARCH 31, 2011 (Including line (a))	$3,401,987,995		$593,127,207

See Notes to Financial Statements.                               64                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares

NET ASSETS MARCH 31, 2011 (Including line (a))	$3,401,987,995		$593,127,207

OPERATIONS
Net investment loss	(29,258,718)		(11,785,135)
Net realized gain (loss)	(1,844,835)		2,460,325
Net change in unrealized appreciation (depreciation)	146,634,457		(13,504,509)
Increase (Decrease) in Net Assets Resulting from Operations	115,530,904		(22,829,319)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(6,689,291)		-
Net realized gain:
Institutional Shares	(16,344,134)		(16,872,174)
R Shares	(439,299)		-
Total Distributions to Shareholders	(23,472,724)		(16,872,174)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,600,750,824	145,911,735	246,299,421	20,519,202
R Shares	33,674,499	3,066,276	-	-
Reinvestment of distributions:
Institutional Shares	18,063,489	1,641,104	16,150,949	1,392,323
R Shares	411,621	37,285	-	-
Redemption of shares:
Institutional Shares	(1,119,308,289)	(102,309,486)	(304,955,155)	(25,605,864)
R Shares	(44,205,889)	(4,026,253)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	489,386,255	44,320,661	(42,504,785)	(3,694,339)
Increase (Decrease) in Net Assets	581,444,435		(82,206,278)

NET ASSETS MARCH 31, 2012 (Including line (b))	$3,983,432,430		$510,920,929

(a) Undistributed (distributions in excess of) net investment income March 31, 2011	$4,703,624		$(1,368,328)

(b) Distributions in excess of net investment income March 31, 2012	$(2,264,949)		$(5,754,823)

See Notes to Financial Statements.                                      65                                       ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2012	2011		2010		2009		2008
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Year	$10.80	$10.66		$8.79		$10.52		$10.62
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.09)	(0.02)		0.10		0.08		0.16
Net realized and unrealized
gain (loss)	0.45	0.20		1.91		(1.38)		(0.11)
Total from Investment
Operations	0.36	0.18		2.01		(1.30)		0.05
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.02)	(0.04)		(0.14)		(0.08)		(0.15)
Net realized gain	(0.05)	—		—	(b)	(0.35)		—
Total Distributions to
Shareholders	(0.07)	(0.04)		(0.14)		(0.43)		(0.15)
NET ASSET VALUE, End
of Year	$11.09	$10.80		$10.66		$8.79		$10.52
TOTAL RETURN	3.36%	1.73%		22.95%		(12.41)%		0.41%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Year (000's omitted)	$3,889,319	$3,300,120		$2,116,412		$786,766		$856,441
Ratios to Average Net Assets:
Net investment income (loss)	(0.80)%	(0.20)%		0.98%		0.78%		1.50%
Net expense (c)	1.73%	1.73%		1.78%		1.81%		1.88%
Dividend and interest expense	0.85%	0.53%		0.34%		0.50%		0.50%
Gross expense	2.58%	2.26	% (d)	2.12	% (d)	2.31	% (d)	2.38	% (d)
PORTFOLIO TURNOVER RATE	112%	192%		114%		133%		553%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                      66                                       ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2012	2011		2010		2009		2008
R SHARES (a)
NET ASSET VALUE, Beginning
of Year	$10.82	$10.67		$8.82		$10.55		$10.63
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.16)	(0.10)		0.05		0.04		0.13
Net realized and unrealized
gain (loss)	0.47	0.26		1.91		(1.39)		(0.13)
Total from Investment
Operations	0.31	0.16		1.96		(1.35)		—
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.01)		(0.11)		(0.03)		(0.08)
Net realized gain	(0.05)	—		—	(c)	(0.35)		—
Total Distributions to
Shareholders	(0.05)	(0.01)		(0.11)		(0.38)		(0.08)
NET ASSET VALUE, End
of Year	$11.08	$10.82		$10.67		$8.82		$10.55
TOTAL RETURN	2.87%	1.49%		22.28%		(12.73)%		0.01	% (d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Year (000’s omitted)	$94,113	$101,868		$93,696		$27,600		$32,106
Ratios to Average Net Assets:
Net investment income (loss)	(1.43)%	(0.95)%		0.52%		0.37%		1.17%
Net expense (e)	2.14%	2.11%		2.22%		2.23%		2.25%
Dividend and interest expense	0.81%	0.53%		0.34%		0.50%		0.48%
Gross expense	2.95%	2.64	% (f)	2.56	% (f)	2.73	% (f)	2.76	% (f)
PORTFOLIO TURNOVER RATE	112%	192%		114%		133%		553%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares.  For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%.  For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)	Calculated based on average shares outstanding during each year.
(c)	Less than $0.01 per share.
(d)	Total return excludes the effect of the applicable sales load.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                       67                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
	2012	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$12.41	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.25)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	(0.21)	0.95	2.11	0.55
Total from Investment
Operations	(0.46)	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	(0.01)	(0.02)
Net realized gain	(0.36)	(0.18)	(0.75)	—	(c)
Return of capital	—	—	(0.04)	—
Total Distributions to
Shareholders	(0.36)	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$11.59	$12.41	$11.77	$10.57
TOTAL RETURN	(3.68)%	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$510,921	$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(2.12)%	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95%	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.61%	0.42%	0.46%	0.05	%(e)
Gross expense (g)	3.58%	3.42%	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	430%	630%	597%	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                      68                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Note 1. Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

                                              69                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2012, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The volume of open currency positions may vary on a daily basis as the Absolute Strategies  Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. The Absolute Strategies Fund and Absolute Opportunities Fund entered into an aggregated total notional value of $178,581,118 and $4,428,801, respectively, of forward currency contracts for the year ended March 31, 2012.

The values of each individual forward currency contract outstanding in the Absolute Strategies Fund as of March 31, 2012, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
(267,390,883)	Hungarian Forint	04/02/12	$1,210,776	$(258)
(7,852,156)	Swedish Krona	04/02/12	1,174,001	(12,878)
(7,843,524)	Swedish Krona	04/02/12	1,172,710	(12,864)
(19,619,703)	Swedish Krona	04/03/12	2,932,072	(33,146)
(19,805,135)	Swedish Krona	04/03/12	2,959,872	(33,370)
				$(92,516)

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

                                              70                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Notional amounts of each individual futures contract outstanding as of March 31, 2012 for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $3,171,976,418 and $327,832,677 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the year ended March 31, 2012.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2012, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $105,968,606 and $78,884,906 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options during the year ended March 31, 2012.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2012, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written options with a total value of $(80,103,063) and $(9,370,448) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, during the year ended March 31, 2012.

                                              71                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Transactions in written options during the year ended March 31, 2012, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2011	(12,867)	$(4,963,339)	(70,097)	$(24,636,005)
Options written	(17,562)	(8,856,091)	(109,282)	(71,246,972)
Options terminated in closing transactions	22,582	9,226,156	86,663	60,824,089
Options exercised	-	-	5,645	2,145,938
Options expired	1,032	343,790	30,231	5,517,140
Options Outstanding, March 31, 2012	(6,815)	$(4,249,484)	(56,840)	$(27,395,810)

Absolute Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2011	(4,312)	$(339,502)	(12,453)	$(728,938)
Options written	(60,284)	(1,918,913)	(132,610)	(7,451,536)
Options terminated in closing transactions	53,263	1,947,996	113,540	7,486,834
Options exercised	-	-	-	-
Options expired	9,003	160,171	31,140	577,734
Options Outstanding, March 31, 2012	(2,330)	$(150,248)	(383)	$(115,906)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

                                              72                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. The Absolute Opportunities Fund entered into a total notional amount of $680,000,000 on credit default swap agreements during the year ended March 31, 2012.  The Absolute Strategies Fund did not enter into any credit default swaps for the year ended March 31, 2012.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2012 for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts interest rate swaps in order to achieve the exposure desired by the adviser. The Absolute Opportunities Fund did not enter into any interest rate swaps for the year ended March 31, 2012. The Absolute Strategies Fund entered into a total notional amount of $190,000 on interest rate swap agreements during the year ended March 31, 2012.

Derivatives Transactions - Each Fund’s use of derivatives during the year ended March 31, 2012, was limited to credit default swaps, interest rate swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Unrealized gain on swap agreements	$-	Unrealized loss on swap agreements	$(15,273)

	Swap premiums paid	-	Swap premiums received	(1,440,645)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(352,500)

Equity contracts
	Receivable-Variation margin	1,479,000	Payable-Variation margin	(900,000)

                                              73                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Absolute Strategies Fund -
continued

	Total investments, at value	$47,978,280

			Call options written, at value	$(5,170,375)

			Put options written, at value	(14,857,698)

Forward Currency contracts
	Unrealized gain on forward currency contracts	-	Unrealized loss on forward currency contracts	(92,516)

Interest contracts
	Unrealized gain on swap agreements	-	Unrealized loss on swap agreements	(4,304)

	Receivable-Variation margin	396,859	Payable-Variation margin	(38,111)

Absolute Opportunities Fund

Credit contracts
	Unrealized gain on swap agreements	444,086	Unrealized loss on swap agreements	(2,142,760)

	Swap premiums paid	3,405,234	Swap premiums received	(754,926)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(88,125)

Equity contracts
	Receivable-Variation margin	174,000	Payable-Variation margin	(62,500)

	Total investments, at value	3,408,870

			Call options written, at value	(151,450)

                                              74                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Absolute Opportunities Fund - continued

			Put options written, at value	$(103,410)

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2012, by each Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund Contract Type/Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$66,008	$(309,450)

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	7,532,550	(1,885,812)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	7,515,663	(8,174,710)

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(34,721,936)	2,192,039

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	28,613,330	3,926,103

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	40,667	(92,516)

                                              75                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Strategies Fund -
continued

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	$(3,979,920)	$1,627,517

	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	63,724	(4,304)

Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	(890,252)	(904,879)

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	1,402,800	(489,038)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	717,399	(576,800)

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	702,174	(314,354)

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	(2,043,110)	(372,640)

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	$(59,589)	$-

                                              76                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

                                              77                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through July 31, 2012. The adviser waived fees of $87,404 for the year ended March 31, 2012.

The Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period April 1, 2009 through March 31, 2012, the Adviser waived fees and/or reimbursed expenses as follows:

Year Ended	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2010	$327,552	March 31, 2013	$-
March 31, 2011	$95,814	March 31, 2014	$-
March 31, 2012	$87,404	March 31, 2015	$-

                                              78                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2012, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$3,266,455,614	$3,054,130,927	$82,188,410	$104,166,707

The Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $11,125 for the year.

Absolute Opportunities Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$1,232,680,073	$1,288,946,134	$5,536,303	$9,910,780

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income	Long-Term Capital Gain	Total

Absolute Strategies Fund

2012	$6,090,602	$17,382,122	$23,472,724
2011	12,002,840	-	12,002,840
Absolute Opportunities Fund

2012	368,743	16,503,431	16,872,174
2011	4,900,930	1,713,886	6,614,816

As of March 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation on Investments and Foreign Currency	Total

Absolute Strategies Fund	$(81,811,149)	$249,012,398	$167,201,249
Absolute Opportunities Fund	(18,853,472)	13,474,974	(5,378,498)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to credit default swaps, wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, loss deferral on covers, convertible bond premium adjustments, contingent payment debt instruments, futures mark-to-market and registered investment companies.

For tax purposes, the current year post-October loss and late year ordinary loss was $81,811,149 and $18,853,472 (realized during the period November 1, 2011 through March 31, 2012) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2012.

                                              79                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2012. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, registered investment companies, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, organization cost amortization, re-designation of distributions and net operating losses and has no impact on the net assets of each Fund.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$28,979,436	$(28,958,921)	$(20,515)
Absolute Opportunities Fund	7,398,640	(3,055,425)	(4,343,215)

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

                                              80                                         ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Absolute Strategies Fund and Absolute Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods (Absolute Opportunities Fund commenced operations on October 21, 2009) in the four year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for Absolute Strategies Fund for the year ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund and Absolute Opportunities Fund as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and their financial highlights for each of the years or periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

              BBD, LLP

Philadelphia, Pennsylvania
May 30, 2012

                                              81                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Investment Advisory Agreement Approval

At the March 16, 2012 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisors LLC (“Absolute”) and the Trust pertaining to the Funds (the “Advisory Agreement”) and the continurance of certain sub-advisory agreements (“Sub-Advisory Agreements”) for the Funds with Aronson+Johnson+Ortiz, LP; Green Eagle Capital, LLC; Horizon Asset Management, Inc.; Kingstown Capital Management, LP; Kovitz Investment Group, LLC; Longhorn Capital Partners, LLC;  Madden Asset Management, LLC; Metropolitan West Asset Management, LLC; Mohican Financial Management, LLC; Pine Cobble Capital, LLC; SSI Investment Management, Inc.; Semaphore Management LLC; St. James Investment Company, LLC; TWIN Capital Management, Inc.; and Yacktman Asset Management Co. (the “Sub-advisers”).  In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by Absolute, the Sub-advisers (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Absolute and a discussion of the personnel, operations and financial condition of the Adviser regarding itself and the Sub-advisers, the Board considered the quality of services to be provided by Absolute under the Advisory Agreement between the Trust and Absolute and the quality of services to be provided by each Sub-adviser under under each Subadvisory Agreement between Absolute and each Sub-adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Absolute and each Sub-adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of Absolute’s and each Sub-adviser’s senior management and staff. The Board considered the adequacy of Absolute’s and each Sub-adviser’s resources and quality of services provided by Absolute under the Advisory Agreement and each Sub-adviser under each Subadvisory Agreement.

Costs of Services and Profitability

The Board considered information provided by Absolute regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered Absolute’s resources devoted to the Funds as well as Absolute’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that Absolute’s profits attributable to management of the Funds were not a material factor in approving the Advisory Agreement.

The Board did not consider information regarding the costs of services to be provided and profits to be realized by each Sub-adviser from its relationship with the Funds, noting instead the arm’s length nature of the relationship between Absolute and the Sub-advisers with respect to the negotiation of the advisory fee rate on behalf of each Fund. The Board concluded that each Sub-adviser’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreements because Absolute, and not the Funds, were responsible for paying the sub-advisory fees due under each Subadvisory Agreement.

                                              82                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Performance

The Board reviewed performance of the Funds and Absolute’s discussion of its investment philosophy. The Board considered each Fund’s performance and each Sub-adviser’s performance over the 1 year, 3 year, 5 year and since inception periods ended February 29, 2012, as applicable. The Board noted that the Absolute Opportunities Fund underperformed the S&P 500, its benchmark index, during the 1 year, 3 year and since inception periods. The Board also noted that the Absolute Strategies Fund underperformed the S&P 500 Index, its benchmark index, for  the 1 year, 3 year and since inception periods but outperformed it for 5 year period. The Board also noted the significant increase in assets of each of the Funds during the calendar year ended December 31, 2011.

With respect to Sub-adviser performance, Absolute explained that each Sub-adviser could be expected to achieve dramatically different performance results in light of each Sub-adviser’s particular strategy. The Board noted Absolute’s explanation that, standing alone, no Sub-adviser would necessarily be expected to perform in line with the market and that instead the performance of each Fund as a whole should be considered.  In this regard, the Board noted that Absolute emphasized its responsibility for allocating each Fund’s assets among Sub-advisers in order to achieve the applicable Fund’s investment objective. In light of Absolute’s presentation and the continued growth of each Fund’s assets, the Board concluded that the Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each of the applicable Sub-Advisory Agreements between Absolute and each Sub-adviser.

Compensation

The Board considered the compensation paid to Absolute for providing advisory services to each Fund. The Board also considered comparative information regarding fees and total expenses of mutual funds identified by Lipper, Inc. as the Funds’ peer group, noting Absolute’s representation that it believes that hedge funds provide a fairer comparison to each Fund in terms of strategy and complexity and, as such, the Lipper Inc. peer group is not a complete reflection of each Fund’s peers. The Board noted that the Adviser’s advisory fee rate and total expense ratio were higher than the median advisory fee rate and median total expense ratio for funds in their Lipper Inc. peer groups. The Board specifically considered that the Funds’ fees were among the highest charged by the funds in their Lipper Inc. peer groups. In this regard, the Board considered the Adviser’s explanation that hedge funds are more similar to each of the Funds than the mutual funds in their Lipper Inc. peer groups, and that such hedge funds’ fees typically consist of a high advisory fee (some as high as 2%) and an additional performance fee (some as high as 20%).  The Board also considered Absolute’s belief that the only comparable mutual fund peer is the Hatteras Alpha Hedged Strategies Fund which maintains an advisory fee of 3.99%. The Board recognized that Absolute’s fees do not include performance fees and that Absolute pays all of the Sub-advisers out of its advisory fee. Under these circumstances, the Board concluded that it is difficult to make a meaningful comparison of the Funds’ expense ratios to those of their Lipper Inc. peer groups, due to variations between the services provided by Absolute to the Funds and those included in the fees paid by other funds. Based on the foregoing, the Board concluded that the advisory fee rate charged to the Funds appeared to be within a reasonable range in light of the services that Absolute provides to each of the Funds.

Economies of Scale

The Board considered whether either of the Funds would benefit from any economies of scale. In this respect, the Board noted Absolute’s explanation that neither Fund could achieve large economies of scale because the investment strategies of the Sub-advisers were not high-capacity strategies – meaning the Sub-advisers could not successfully manage larger and larger amounts of assets. The Board also noted Absolute’s explanation that, to the extent it was able to obtain fee breaks with certain Sub-advisers, fee breakpoints may not be incorporated into the Funds’ fee structures given the capacity constraints of the Sub-Advisers and the need for Absolute to be able to hire additional Sub-Advisers at all times for the Funds as a whole. Based on the foregoing information, the Board concluded that capacity constraints preclude economies of scale from being a material factor in approving the Advisory Agreement or the Sub-advisory Agreements.

                                              83                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Other Benefits

The Board noted the Advisers’ representations that Absolute does not expect to receive any kind of benefit or compensation from its relationship with the Funds, other than its contractual advisory and sub-advisory fees. Based on the foregoing representations, the Board concluded that other benefits received by Absolute and the Sub-advisers from their relationships with the Funds were not a material factor to consider in approving the continuation of the Advisory and Sub-advisory Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Sub-advisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Advisory Agreement and Sub-advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011, through March 31, 2012.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

                                              84                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2011	March 31, 2012	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,007.57	$12.30	2.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.75	$12.33	2.45%
R Shares
Actual	$1,000.00	$1,005.47	$14.39	2.87%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.65	$14.43	2.87%

Absolute Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,014.76	$18.99	3.77%
Hypothetical (5% return before taxes)	$1,000.00	$1,006.15	$18.91	3.77%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Absolute Strategies Fund also designates 41.11% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

The Absolute Opportunties Fund designates 40.03% of its income dividend distributed as DRD and 45.90% for QDI.  The Absolute Opportunities Fund also designates 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional

                                              85                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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                                              87                                         ABSOLUTE FUNDS

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TABLE OF CONTENTS

Beck, Mack & Oliver Global Equity Fund
A Message to Our Shareholders	2
Performance Chart and Analysis (Unaudited)	6
Portfolio Profile (Unaudited)	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	16
Performance Chart and Analysis (Unaudited)	21
Portfolio Profile (Unaudited)	22
Schedule of Investments	23
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	27

Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Additional Information (Unaudited)	37

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Dear Shareholders:

The Beck, Mack & Oliver Global Equity Fund (the “Global Fund”) ended its fiscal year on March 31, 2012 with a net asset value of $18.88 per share, realizing a return of -3.20% for the twelve-month period. The Global Fund’s fiscal return compares with a return of 0.56% for the Global Fund’s benchmark, the MSCI World Index (“MSCI”)1, and an 8.54% return for the S&P 500 Index (“S&P 500”)2 . For a longer term perspective, the Global Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31st were as follows:

Average Annual Total Return as of 03/31/2012	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	-3.20%	18.42%	-0.58%	6.12%
MSCI World Index	0.56%	20.24%	-0.70%	4.72%
S&P 500 Index	8.54%	23.42%	2.01%	4.12%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Fund’s annual operating expense ratio (gross) is 1.97%. However, the Global Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2012. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.)

Fiscal 2011 was a challenging period for the Global Fund. First and foremost we want to thank each of our shareholders for your ongoing support and investment alongside ours. Despite what appears to be a continued challenging environment for global equities, we are committed to pursuing performance consistent with our historic track-record and are confident in our ability to do so for shareholders.

The Global Fund underperformed its benchmark during the fiscal period ending March 31, 2012. Going into the fiscal year, the portfolio was populated with a large number of “discount to NAV” (net asset value) common stocks, family

1
The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Global Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

2
The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Global Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment. One cannot invest directly in an index.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

controlled conglomerates, real estate investment companies, and passive foreign investment companies (PFIC’s), many domiciled in Asia. The portfolio has always had a sizable allocation to these “types” of common stock, but the weightings were higher than usual in fiscal 2011. We have observed in the recent past that many of the better quality companies with tangible income producing assets have been domiciled in the Asia-Pacific region whereas in prior years the portfolio had been populated with more global franchise-type companies such as Philip Morris International, Akzo Nobel, and Coca-Cola FEMSA – businesses with pricing power and yield. To a certain extent, the Global Fund had migrated away from these franchises as time progressed because of an unusual valuation disparity we identified in the former. Many appear to be Graham and Dodd type “net nets,” which as we have discussed in the past are companies with tangible assets that we have visited over the years where you can actually “see” the assets at work (class A buildings, malls, etc.).

As 2011 progressed we increased the weighting of these Asian-Pacific components of the portfolio as the price to value discrepancy appeared more extreme relative to other stocks in our opinion. These Asian-Pacific stocks have performed poorly in the recent market environment. We believe many of our stocks were depressed primarily due to liquidity issues (capital flight and forced selling) but we do not believe there has been any material degradation in the fundamentals of these companies. In the case of property-related companies in Asia, a more stringent regulatory environment implemented to depress transaction prices (to prevent a bubble) had remained for longer than we anticipated and took its toll over the course of 2011. We do not, however, believe that any rational analyst would conclude that these securities have been potentially permanently impaired, even if the environment for Hong Kong remains cloudy given its position as an international financial center. We have made the case for share buybacks to some company management teams and various analysts. Genting Bhd, an Asian conglomerate we own with interests in gaming, leisure and agriculture, is a good example of a family controlled conglomerate that has been a good capital allocator and buys back equity opportunistically.

In Europe, we were correctly underweight with no direct exposure to European financial institutions. Our discount to NAV strategy in general has not worked well in this current market environment. We believe, however, that it will work again in the future. One discount to NAV situation that did work well in fiscal 2011 was Baron Albert Frere’s holding company, CNP, which acquired shares Baron Frere did not already own, thereby eliminating the discount. Other bright spots in the portfolio included the pricing power/franchise companies the Global Fund owns such as FEMSA and Coca-Cola FEMSA as well as agriculture-related companies such as GrainCorp.

With cash held by the Global Fund going into the 4Q2011, correction in U.S. equities and continued caution on our part with regard to allocating significantly to Euro denominated securities, we aggressively and opportunistically deployed capital into U.S. domiciled names such as Berkshire Hathaway and select non-Euro denominated franchises such as Swatch Group. In a true study in absurdity, we started buying Swatch, which is in our opinion a wonderful, impossible to replicate franchise, at around 9x forward EPS (earnings per share3). Only a few months later Swatch’s common stock was trading around 14x EPS as of March 31, 2012. It’s a study in absurdity because the Swatch operating business did not by any means change as drastically as the market for its stock would suggest over this short period of time.

We continue to have a large allocation to Canada and anticipate this weighting to stay flat to down. Our largest holding

3            EPS is the portion of a company's profit allocated to each outstanding share of common stock.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

 is Huntingdon Capital Corp. (HNT-UN.TO). Huntingdon was a severely discounted equity with an energetic management team in a relatively stable Canadian real estate market at purchase. Management has so far delivered on the turnaround it embarked on a few years ago, and hard work has paid off thus far. Management has made good progress in shoring up Huntingdon’s balance sheet through asset sales at favorable prices (cap rates) and on capital improvements to its properties. The company successfully refinanced its debt and underwent a change in structure from a REIT (real estate investment trust) to a corporation in order to maintain flexibility in capital allocation.

The Global Fund’s allocation to Hong Kong was near 14% percent of net assets as of March 31, 2012 and we anticipate this weighting will be flat to down in the near future. These stocks appear extremely cheap (Graham and Dodd net-net type cheap!). We believe the strict regulatory environment will ease in the not too distant future. In general these stocks are discounting a fairly draconian real estate scenario in China and Hong Kong. As an example, Wheelock (20 Hong Kong dollars) is trading well below its 03/31/12 liquidation value of its main equity interest, Wharf Holdings (retail malls, ports). Wharf is publicly traded so the value that Wheelock has in its participation is readily apparent every day. Wharf itself also trades at a discount to relative to its high quality NAV driven by its cash generative best-in-class4 mall properties. We owned Wheelock during the initial part of the credit crises in 2008 and saw the stock behave the same way (it got even cheaper but quickly rebounded and closed its discount). All the while its EBITDA5 and cash flows have expanded, driven by mainland Chinese visitors spending money in tax friendly Hong Kong.

As of 03/31/12 our Japanese allocation of 10% of net assets was in high quality industrials and franchises doing business worldwide. We have a good portion of the currency hedged by out-of-the-money puts6 on the ¥en. Japanese equities are cheap by many metrics, in some cases single digit multiples of the operating business adjusted for cash. Japanese stocks can likely do well in an environment of a weakening ¥en and an expanding U.S. economy given the importance of exports to the Japanese economy. Mexico represents an area of opportunity due to attractive demographics, its proximity to U.S. and South American markets, and a relatively sound fiscal position. Criminal violence is a detractor but has not materially affected businesses or Foreign Direct Investment.

During 1Q2012, we began to execute on a plan to increase our exposure to mid-size companies with economic moats that can expand over time. An example of a recent purchase during the reporting period was Dufry, one of the dominant Duty Free retail companies operating on a global basis. Dufry has been a consolidator of the fragmented Duty Free retail market and we expect will continue to do so. Given its geographic footprint, we anticipate it should benefit from the expanding wallet of the emerging market consumer. We entered at an attractive valuation during 2011’s market turbulence.

Finally, we are pleased to announce that during 1Q2012, our Global Fund invested in its first private company, Switch Communications of Nevada via a private fund established solely for this investment, Brightwood Switch SPV, LP. Switch is led by a visionary owner-operator management team that has built a unique, hard to replicate collection of data center assets. We were fortunate to be able to visit Switch during a due diligence trip and believe in the Switch thesis.

4	The determination of “best-in-class” is solely the opinion of Wharf and is subject to change.

5	EBITDA is Earnings Before Interest, Taxes, Depreciation and Amortization used to analyze a company's operating profitability.

6	Out-of-the-money put options have a strike price below the price of the underlying asset.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

“The Cloud,” data storage, and unparalleled security and reliability surround the Switch investment thesis, and Switch has been experiencing rapid growth for its services.

We thank you for your loyalty and patience which we believe will be rewarded in the fullness of time. We look forward to updating you on our progress in the coming months.

David E. Rappa                          Peter A. Vlachos

                Robert C. Beck

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Equity Fund will achieve its investment objective.  Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Global Equity Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Global Equity Fund managers as of March 31, 2012 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Equity Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Global Equity Fund (the “Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.97%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.25%, through July 31, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Returns for Periods Ended March 31, 2012:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	-3.20%	-0.58%	6.12%
MSCI	0.56%	-0.70%	4.72%

BECK, MACK & OLIVER GLOBAL EQUITY FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2012

% of Total Investments
Financials	51.9%
Consumer Staples	12.6%
Consumer Discretionary	11.8%
Energy	6.3%
Information Technology	3.1%
Industrials	3.1%
Materials	3.1%
Healthcare	3.0%
Investment Companies	1.9%
Telecommunication Services	1.6%
Foreign Government Bond	1.5%
Warrants	0.1%

100.0%

See Notes to Financial Statements.                           7

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Shares	Security Description	Value

Common Stock – 81.9%
Australia - 2.0%
196,100	GrainCorp, Ltd.	$1,838,328

Belgium - 2.0%
25,700	Anheuser-Busch InBev NV, ADR	1,868,904

Bermuda - 6.8%
372,700	Archer, Ltd. (a)	926,064
32,000	Axis Capital Holdings, Ltd.	1,061,440
29,000	Enstar Group, Ltd. (a)	2,870,710
19,950	RenaissanceRe Holdings, Ltd.	1,510,814
		6,369,028
Brazil - 0.7%
37,945	BM&FBovespa SA	232,603
51,000	Diagnosticos da America SA (a)	391,974
		624,577
Canada - 17.8%
114,900	Brookfield Asset Management, Inc., Class A	3,625,147
68,140	Encana Corp.	1,338,951
3,935	Fairfax Financial Holdings, Ltd.	1,584,187
647,250	Huntingdon Capital Corp. (b)	7,137,952
5,500	Imperial Oil, Ltd.	249,897
173,000	Kinross Gold Corp.	1,691,062
2,418,800	Petroamerica Oil Corp. (a)	387,997
2,651,700	Petromanas Energy, Inc. (a)	611,450
44	Suncor Energy, Inc.	1,450
		16,628,093
China - 0.3%
285,000	Minth Group, Ltd.	330,305

Hong Kong - 13.7%
64,600	Cheung Kong Holdings, Ltd.	834,375
171,000	Guoco Group, Ltd.	1,492,979
784,000	Hang Lung Properties, Ltd.	2,872,276
161,449	Henderson Land Development Co., Ltd.	890,869
490,500	Hopewell Holdings, Ltd.	1,345,384
7,600	Jardine Matheson Holdings, Ltd.	380,000
2,704,000	Value Partners Group, Ltd.	1,640,043
955,000	Wheelock & Co., Ltd.	2,877,710
152,000	Wynn Macau, Ltd.	444,321
		12,777,957
Indonesia - 1.7%
99,826,500	Panin Financial Tbk PT (a)	1,550,237

Japan - 10.0%
9,800	Fanuc, Ltd.	1,738,118
140	Japan Tobacco, Inc.	788,208
3,700	Keyence Corp.	869,905
5,600	Kyocera Corp.	512,843

Shares	Security Description	Value

24,400	Moshi Moshi Hotline, Inc.	$243,794
8,100	Shimano, Inc.	487,840
38,900	Shiseido Co., Ltd.	671,127
43,900	Softbank Corp.	1,297,853
42,000	Toray Industries, Inc.	311,562
56,800	Toyota Industries Corp.	1,712,852
30,500	Universal Entertainment Corp.	683,919
		9,318,021
Jordan - 1.3%
102,570	Arab Bank PLC	1,177,886

Malaysia - 0.5%
135,900	Genting Bhd	480,873

Mexico - 4.3%
16,500	Coca-Cola Femsa S.A.B. de C.V., ADR	1,747,515
6,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	493,620
83,900	Grupo Televisa SA, ADR	1,768,612
		4,009,747
Singapore - 0.6%
324,000	Global Logistic Properties, Ltd. (a)	567,042

Spain - 0.5%
100,500	Promotora de Informaciones SA, ADR	437,175

Sweden - 1.0%
41,750	Investor AB, Class A	904,947

Switzerland - 4.1%
14,599	Dufry AG (a)	1,908,366
8,220	Nestle SA	517,222
3,100	The Swatch Group AG	1,426,886
		3,852,474
United Kingdom - 3.8%
6,000	Anglo American PLC	224,282
66,500	Justice Holdings, Ltd. (a)	925,391
450,000	TESCO PLC	2,375,259
		3,524,932
F
United States - 10.8%
34,000	Baxter International, Inc.	2,032,520
39,400	Berkshire Hathaway, Inc., Class B (a)	3,197,310
11,200	Kraton Performance Polymers, Inc. (a)	297,584
140,198	Leucadia National Corp.	3,659,168
13,000	Schlumberger, Ltd.	909,090
		10,095,672

Total Common Stock (Cost $66,225,382)	76,356,198

See Notes to Financial Statements.                           8

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Principal	Security Description	Value

Private Equity Fund - 1.3%
United States - 1.3%
$1,200,000	Brightwood Switch SPV, LP(a)(b)(c)(d)(Cost $1,200,000)	$1,200,000

Principal	Security Description	Rate	Maturity

Corporate Non-Convertible Bonds - 1.6%
Canada - 0.6%
500,000	Huntingdon Real Estate	7.50%	12/31/16	532,608
United States - 1.0%
200,000	Cemex Finance, LLC (e)	9.50	12/14/16	200,520
400,000	United Refining Co.	10.50	02/28/18	415,000
400,000	Xinergy Corp. (e)	9.25	05/15/19	310,000
				925,520

Total Corporate Non-Convertible Bonds (Cost $1,421,326)	1,458,128

Foreign Government Bonds - 1.3%
Hong Kong - 1.1%
8,000,000	Hong Kong Government Bond	0.26	08/19/13	1,031,509
Singapore - 0.2%
250,000	Singapore Government Bond	1.63	04/01/13	201,763

Total Foreign Government Bonds (Cost $1,241,844)	1,233,272

Shares

Warrants - 0.1%
14,000	Huntingdon Capital Corp. (a)	45,967
14,048,000	Panin Financial Tbk PT (a)	56,844

Total Warrants (Cost $-)	102,811

Investment Companies - 1.7%
136,626	DoubleLine Total Return Bond Fund, Class I	1,535,671

Total Investment Companies (Cost $1,513,853)	1,535,671

Contracts	Security Description	Strike Price	Exp. Date	Value

Call Options Purchased - 0.0%
600,000	Australian Currency	$0.97	04/12	$78
275,000	Australian Currency	0.98	08/12	4,685
250,000	Australian Currency	0.99	09/12	6,117
1,000,000	Japanese Currency	90.00	06/12	1,543
1,000,000	Japanese Currency	100.00	01/13	3,545

Total Call Options Purchased (Premiums Paid $39,275)	15,968
Total Investments - 87.9% (Cost $71,641,680)*	$81,902,048
Other Assets & Liabilities, Net - 12.1%	11,285,674
Net Assets - 100.0%	$93,187,722

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Affiliate.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,200,000 or 1.3% of net assets.
(d)	Private equity fund purchased on 02/21/12, that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $510,520 or 0.5% of net assets.
* Cost for federal income tax purposes is $73,758,380 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,187,141
Gross Unrealized Depreciation	(5,043,473)
Net Unrealized Appreciation	$8,143,668

See Notes to Financial Statements.                          9

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates are as follows:

Name of Issuer	Shares held at beginning of year	Gross Additions	Gross Reductions	Realized Gain	Shares/ Principal held at end of year	Value March 31, 2012	Investment Income
Huntingdon Capital Corp.	695,750	$80,381	$(664,329)	$252,626	647,250	$7,137,952	$35,982
Brightwood Switch SPV, LP	-	1,200,000	-	-	$1,200,000	1,200,000	-

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2012.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$1,838,328	$-	$-	$1,838,328
Belgium	1,868,904	-	-	1,868,904
Bermuda	6,369,028	-	-	6,369,028
Brazil	624,577	-	-	624,577
Canada	16,628,093	-	-	16,628,093
China	330,305	-	-	330,305
Hong Kong	12,777,957	-	-	12,777,957
Indonesia	1,550,237	-	-	1,550,237
Japan	9,318,021	-	-	9,318,021
Jordan	1,177,886	-	-	1,177,886
Malaysia	480,873	-	-	480,873
Mexico	4,009,747	-	-	4,009,747
Singapore	567,042	-	-	567,042
Spain	437,175	-	-	437,175
Sweden	904,947	-	-	904,947
Switzerland	3,852,474	-	-	3,852,474
United Kingdom	3,524,932	-	-	3,524,932
United States	10,095,672	-	-	10,095,672
Private Equity Fund	-	-	1,200,000	1,200,000
Corporate Non-Convertible Bonds	-	1,458,128	-	1,458,128
Foreign Government Bonds	-	1,233,272	-	1,233,272
Warrants	102,811	-	-	102,811
Investment Companies	1,535,671	-	-	1,535,671
Call Options Purchased	15,968	-	-	15,968
Total Investments At Value	$78,010,648	$2,691,400	$1,200,000	$81,902,048

Other Financial Instruments**
Forward Currency Contracts	-	11,668	-	11,668
Total Assets	$78,010,648	$2,703,068	$1,200,000	$81,913,716

See Notes to Financial Statements.                           10

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Level 1	Level 2	Level 3	Total
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(134,850)	$-	$(134,850)
Total Liabilities	$-	$(134,850)	$-	$(134,850)

**	Other Financial Instruments are derivatives not reflected in the Total Investments in Securities, such as forward currency contracts, which are valued at their market value at period end.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Call Options Purchased	Private Equity Fund

Balance as of 03/31/11	$9,444	$-
Purchases	-	1,200,000
Transfers Out	(9,444)	-
Balance as of 03/31/12	$-	$1,200,000

The Fund utilizes the end of period methodology when determining transfers in or out of the level 3 category.

See Notes to Financial Statements.                           11

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2012

ASSETS
Investments, at value (Cost $67,360,618)	$73,564,096
Investments in affiliates, at value (Cost $4,281,062)	8,337,952
Total Investments	$81,902,048
Cash	9,733,425
Foreign currency (Cost $260,966)	259,518
Receivables:
Fund shares sold	3,197
Investment securities sold	1,491,340
Dividends and interest	302,515
Unrealized gain on forward currency contracts	11,668
Prepaid expenses	13,804
Total Assets	93,717,515

LIABILITIES
Unrealized loss on forward currency contracts	134,850
Payables:
Investment securities purchased	231,052
Fund shares redeemed	43,709
Accrued Liabilities:
Investment adviser fees	66,647
Fund services fees	15,710
Compliance services fees	1,544
Other expenses	36,281
Total Liabilities	529,793

NET ASSETS	$93,187,722

COMPONENTS OF NET ASSETS
Paid-in capital	$82,000,740
Distributions in excess of net investment income	(1,656,144)
Accumulated net realized gain	2,700,804
Net unrealized appreciation	10,142,322
NET ASSETS	$93,187,722
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,936,169
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.88
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                           12

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
MARCH 31, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $167,963)	$1,900,639
Dividend income from affiliated investment (Net of foreign withholding taxes of $6,350)	35,982
Interest income (Net of foreign withholding taxes of $489)	68,629
Total Investment Income	2,005,250
Adviser
EXPENSES
Investment adviser fees	1,419,527
Fund services fees	186,997
Custodian fees	63,832
Registration fees	18,129
Professional fees	52,442
Trustees' fees and expenses	3,265
Compliance services fees	20,050
Miscellaneous expenses	29,840
Total Expenses	1,794,082
Fees waived and expenses reimbursed	(611,143)
Net Expenses	1,182,939

NET INVESTMENT INCOME	822,311

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,403,838
Investments in affiliated issuers	252,626
Capital gain distributions from underlying investment companies	26,904
Foreign currency transactions	(2,008,965)
Net realized gain	1,674,403
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10,218,832)
Investments in affiliated issuers	2,661,100
Foreign currency translations	846,585
Net change in unrealized appreciation (depreciation)	(6,711,147)
NET REALIZED AND UNREALIZED LOSS	(5,036,744)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,214,433)

See Notes to Financial Statements.                           13

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
MARCH 31, 2012

	For the Years Ended March 31,
	2012	2011
OPERATIONS
Net investment income	$822,311	$606,239
Net realized gain	1,674,403	4,138,210
Net change in unrealized appreciation (depreciation)	(6,711,147)	7,784,644
Increase (Decrease) in Net Assets Resulting from Operations	(4,214,433)	12,529,093

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,118,934)	(1,183,670)
Net realized gain	(130,315)	-
Total Distributions to Shareholders	(3,249,249)	(1,183,670)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,069,287	30,807,564
Reinvestment of distributions	2,726,587	1,066,235
Redemption of shares	(10,301,661)	(4,240,785)
Redemption fees	89	9,521
Increase (Decrease) in Net Assets from Capital Share Transactions	(4,505,698)	27,642,535
Increase (Decrease) in Net Assets	(11,969,380)	38,987,958

NET ASSETS
Beginning of Year	105,157,102	66,169,144
End of Year (Including line (a))	$93,187,722	$105,157,102

SHARE TRANSACTIONS
Sale of shares	166,826	1,670,605
Reinvestment of distributions	163,059	53,499
Redemption of shares	(578,235)	(222,985)
Increase (Decrease) in Shares	(248,350)	1,501,119

(a) Undistributed (distributions in excess of) net investment income.	$(1,656,144)	$90,480

See Notes to Financial Statements.                           14

BECK, MACK & OLIVER GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
MARCH 31, 2012

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$20.28	$17.96	$11.99	$20.34	$22.78
INVESTMENT OPERATIONS
Net investment income (a)	0.16	0.13	0.11	0.12	0.07
Net realized and unrealized gain (loss)	(0.89)	2.42	5.90	(8.12)	(0.64)
Total from Investment Operations	(0.73)	2.55	6.01	(8.00)	(0.57)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.64)	(0.23)	(0.04)	—	(0.53)
Net realized gain	(0.03)	—	—	(0.35)	(1.34)
Total Distributions to Shareholders	(0.67)	(0.23)	(0.04)	(0.35)	(1.87)
REDEMPTION FEES (a)	— (b)	— (b)	—	—	— (b)
NET ASSET VALUE, End of Year	$18.88	$20.28	$17.96	$11.99	$20.34
TOTAL RETURN	(3.20)%	14.24%	50.16%	(39.51)%	(3.32)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$93,188	$105,157	$66,169	$36,259	$55,437
Ratios to Average Net Assets:
Net investment income	0.87%	0.68%	0.69%	0.73%	0.29%
Net expense	1.25%	1.25%	1.34%	1.75%	1.75%
Gross expense (c)	1.90%	1.97%	2.20%	2.28%	2.07%
PORTFOLIO TURNOVER RATE	101%	122%	54%	56%	51%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                           15

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned 9.82% net of fees and expenses for the fiscal year ended March 31, 2012, resulting in a net asset value of $12.16 per share.  By comparison, the S&P 500 Index ended the March 31, 2012 year with a return of 8.54%.  Since its December 1, 2009 re-organization from a limited partnership, the Partners Fund has returned 16.24% annualized versus 13.11% annualized for the S&P 500 Index.  For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending March 31, 2012 were as follows:

Average Annual Total Return as of 03/31/2012	One Year	Since 12/01/09 Reorg*	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	9.82%	16.24%	25.38%	1.59%	5.01%
S&P 500 Index	8.54%	13.11%	23.42%	2.01%	4.12%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 2.13%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2012; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important additional information regarding performance on the bottom of page 20.

Performance and Portfolio Update
We attribute the Partners Fund’s outperformance to stock selection and an intense focus on mitigating downside risk as evidenced by our decision to not always be 100% invested in equities.  The Partners Fund did not invest in any derivative securities during the fiscal year, and at fiscal year-end, the Partners Fund had 28 equity holdings with the top ten (10) largest positions representing 38.3% of net assets.  The Partners Fund’s weighted average market capitalization was $42.2 billion, yet the Partners Fund’s two (2) largest positions were both below $2 billion in market capitalization.  The largest sector exposures remained Financials (25.7% of net assets), Energy (15.0%) and Healthcare (12.6%) with Cash representing 20.5%.

Stock selection for the Partners Fund was driven by fundamental analysis of specific companies and the industries in which they operate.  Securities were purchased when the share price was substantially below our estimate of intrinsic value.  During the past year of high stock price volatility, the Partners Fund was afforded the opportunity to actively reorient the holdings in the portfolio towards the most asymmetric risk / reward on a frequent basis.

Looking at the portfolio, the securities that contributed most positively to the Partners Fund’s fiscal year performance included:

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Best Performing Equities Contribution to Performance 7

Lowe’s Cos., Inc.	1.97%
Molex, Inc.	1.56%
Plains Exploration & Production Co.	1.40%
Nalco Holding Co.	1.29%
Merck & Co., Inc.	1.29%

Those that detracted the most from the Partners Fund’s fiscal year performance included:

Underperforming EquitiesContribution to Performance7

Axis Capital Holdings, Ltd.	- 0.37%
Schlumberger, Ltd.	- 0.43%
PICO Holdings, Inc.	-0.46%
Noble Corp.	- 0.68%
Encana Corp.	- 3.11%

Active, Focused and Nimble
Several weeks ago I visited the Statue of Liberty and Ellis Island with my wife and three children.  My six year old daughter was particularly excited to research the names of our relatives who arrived at the turn of the century.  As I explained to her why people would willingly leave their homes and often their families behind to seek opportunity that was not guaranteed, I asked myself, “would I have the courage to actively pursue better prospects as they had?”  More important than pondering this hypothetical,  the trip served as a good reminder that the greatness of our country in every aspect is the result of individuals who actively pursued alternatives in the face of the unknown….rarely, if ever, has this type of achievement been the result of being more passive.  The same would hold true for organizations and companies that have succeeded and created value over time - “passive” is not a word that comes up too often.  Steve Jobs was not renowned for his passivity and most of us would be either slightly or highly offended if someone used the dictionary definition of passive to describe us: (1) lacking in energy or will;(2) lethargic.

So why the recent and seemingly growing obsession with a passive approach to investing through the use of index funds and exchange-traded funds?  Do people in their heart of hearts really believe that the market has become so efficient that identifying great companies run by exceptional management teams that trade at reasonable valuations is a thing of the past?  Do they really think that when a thoughtful decision about capital allocation is made or when a competitive advantage is gained or when two people collaborate on what becomes a brilliant scientific breakthrough that this information is immediately disseminated to every person in the world that owns a stock and that each of these people evaluates that information and subsequently behaves in an entirely consistent manner?   The answer I’ll give is similar to the answer my father would give me when I told him that I was going to play for the Knicks…”The probability is low.”

Many investors have defaulted to being passive as they view the supposed purveyors of active management as lacking appeal, an opinion that is not uninformed.   Many asset managers at their core are asset aggregators, defining success by

7	Contribution is the return of a security multiplied by the security’s weight in the portfolio.

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

 how much money they manage and their profit margins, not their cumulative outperformance net of fees.  The goal for these “aggregators” is to be close to average and avoid criticism; while greatness may be an objective stated in their marketing materials, the preconditions for its achievement seem unlikely.  At the portfolio level, as assets swell, managers are forced to either invest only in the largest companies or divide the portfolio into smaller increments (one of the largest U.S. equity mutual funds had over 320 positions as of 12/31/11 and had more than 100 positions which were under one tenth of one percent), which when charging fees close to 1% make it almost impossible to generate outperformance net of fees.  We believe nothing says “I lack conviction” more than a 300 stock portfolio.  Thus, compared to these types of options, low cost index funds are a better alternative.

However, for those willing to actively seek a better alternative, there is hope, and Beck, Mack & Oliver LLC has worked hard to remain a place where thoughtful investors can intelligently have assets managed.  John Beck, our retired senior partner, taught me that if your efforts are singularly focused on generating superior performance and placing client objectives above all else, “the rest should take care of itself,” meaning that the firm will likely grow and prosper over time.  We are in our 81st year as a private partnership and have created a culture and an environment where the preconditions for investment success exist.  By our estimate, these preconditions are:

1)
We actively seek out opportunities that we believe will deliver an asymmetric pattern of returns over time (meaning we seek opportunities where a return above our estimated cost of capital appears high and the probability of permanent impairment seems low);

2)	Organizationally we remain singular in our focus, only managing core portfolios for clients;

3)	We have remained 100% independent and have been owner operated since 1931; and,

4)	We have retained our ability to manage concentrated portfolios that can be populated with our highest conviction ideas, be they large companies or small companies.

Our promise is that we will work with diligence and remain active, focused and nimble.

Market Perspective
A recent study suggested that U.S. companies have emerged from the deepest recession since World War II more efficient and with stronger balance sheets.  The study points to the fact that in 2011 cumulative sales and profits among members of the Standard & Poor's 500 Index exceeded the totals of 2007.  Deep cost cutting during the downturn and caution during the recovery has driven these improvements.

This is exciting, but does it imply that equities are attractively valued?  Commonly used metrics such at P/E ratios (stock price per share / earnings per share) can be misleading when assessing the relative attractiveness of equities as profit margins fluctuate over time and often revert to longer-term averages.  High profit margins, when faced with slower revenue growth and potentially rising costs, tend to decline and move back toward longer-term averages, which leads to slower earnings growth and implies that the market should trade at a lower multiple of earnings.  Therefore, making unadjusted comparisons (assuming profit margins are static in their current state) can be misleading.

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

In mid-2009, the P/E ratio of the S&P 500 Index was above 20 (high relative to longer-term averages) but profit margins were near 10-year lows and aggressive cost cutting resulted in margin expansion and earnings growth.  Today the market trades at about 14 times current year earnings (only 12 times forward estimates), but profit margins for S&P 500 companies hit a multi-year high in the third quarter of 2011 and sales growth, which is an important driver of margin expansion, slowed in the second half of 2011.  This condition causes us to place particular emphasis on finding companies that will be able to both grow revenues and pass along rising costs to their customers, thus protecting profit margins.  Strong cash flows also enable management teams to repurchase shares and help protect profitability on a per share basis.

Noble Drilling
During our quantitative assessment of intrinsic value, we strive to predict what a company’s cash flow generating capability will be over the next 5 years and the sustainability of those cash flows thereafter.  Predicting the future is a difficult task as there are multiple variables and these variables fluctuate in relative importance.  That is why we like to stack the odds in our favor as much as possible, and when we find a company 1) where the visibility into future cash flows is high, 2) that is exposed to positive industry trends, 3) that operates in an oligopoly (a market controlled by a small number of firms) where barriers to entry are high, and 4) that trades at a reasonable valuation, it becomes a candidate for the portfolio.

Noble Corporation (NE), founded in 1921, operates as an offshore drilling contractor for the oil and gas industry. Through its fleet of offshore drilling rigs, it serves clients around the globe (United States, Gulf of Mexico, Mexico, Brazil, the North Sea, the Mediterranean, West Africa, the Middle East, India, and the Asian Pacific).  There is no debate that oil is getting more difficult and costly to find, pushing companies to explore beyond the traditional onshore reservoirs to geologies where the cost of extraction is greater.  In most cases the ability to extract oil from these new reservoirs has been enabled by the development of new and innovative technology; no area of new discovery better represents this than the ultra-deepwater.  As you might expect, the cost of extraction in the ultra-deepwater is higher (NE charges more per day to rent a drillship for the ultra-deepwater than a jack-up rig that works in more shallow water) and the list of available partners is smaller due to the complexity of the work and the capital required to purchase the assets (a drillship can cost $600 million).

This has created a dynamic where the large integrated oil companies (Exxon, Chevron, Royal Dutch Shell) are willing to sign contracts to secure drilling assets for future use.  NE had revenue of roughly $2.6 billion in 2011 and has drilling contracts in place for over $17 billion of high margin, high return on invested capital future revenue.  Additionally, because the number of ultra-deepwater drillships is limited and capacity expansion takes time, the contracts that are now being signed look a lot more like “take-or-pay” contracts versus the cancellable contracts that had been widespread in the past.  This important evolution was emphasized to me during a recent dinner with a senior executive on the NE management team.  He further explained that the centralization of the contract negotiation effort at NE is an important change that has improved the quality and certainty of these contracts.  There can be no assurance that any investment strategy or product will be successful.  In our effort to find large and growing cash flow streams that are highly predictable at a reasonable price (NE shares are trading at less than 9x 2013 estimated earnings), however, we believe NE represents one such excellent opportunity and hence is a growing position in the Partners Fund.  As of March 31, 2012, NE represented 2.32% of the net assets of the Partners Fund.

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

As always, many thanks for your continued support.

Zachary A. Wydra

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The price-to-earnings (P/E) ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

The views in this report were those of the Partners Fund managers as of March 31, 2012, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009, is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.13%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.00%, through July 31, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Returns for Periods Ended March 31, 2012:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	9.82%	1.59%	5.01%
S&P 500 Index	8.54%	2.01%	4.12%

BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2012

See Notes to Financial Statements.                             22

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Shares	Security Description	Value

Common Stock - 76.3%
Consumer Discretionary - 6.4%
50,600	Lowe's Cos., Inc.	$1,587,828
54,900	The Gap, Inc.	1,435,086
		3,022,914
Consumer Staples - 2.5%
15,800	Anheuser-Busch InBev NV, ADR	1,148,976

Energy - 15.0%
29,700	Bristow Group, Inc.	1,417,581
77,600	Encana Corp.	1,524,840
29,100	Noble Corp. (a)	1,090,377
19,350	Plains Exploration & Production Co. (a)	825,278
15,550	Schlumberger, Ltd.	1,087,411
42,400	Subsea 7 SA, ADR (a)	1,118,936
		7,064,423
Financials - 25.7%
27,000	Axis Capital Holdings, Ltd.	895,590
14,300	Berkshire Hathaway, Inc., Class B (a)	1,160,445
58,550	Brookfield Asset Management, Inc., Class A	1,848,423
19,700	Enstar Group, Ltd. (a)	1,950,103
6,250	Homefed Corp. (a)	142,188
62,500	Leucadia National Corp.	1,631,250
89,300	PICO Holdings, Inc. (a)	2,094,085
14,000	RenaissanceRe Holdings, Ltd.	1,060,220
42,000	U.S. Bancorp	1,330,560
		12,112,864
Healthcare - 12.6%
29,450	Abbott Laboratories	1,804,990
30,500	Baxter International, Inc.	1,823,290
5,400	Johnson & Johnson	356,184
50,300	Merck & Co., Inc.	1,931,520
		5,915,984
Industrials - 6.8%
28,800	Dover Corp.	1,812,672
15,350	Fluor Corp.	921,614
4,550	Roper Industries, Inc.	451,178
		3,185,464
Information Technology - 4.8%
4,050	International Business Machines Corp.	845,033
60,850	Molex, Inc., Class A	1,426,932
		2,271,965

Shares	Security Description	Value

Telecommunication Services - 2.5%
45,750	Level 3 Communications, Inc. (a)	$1,177,148

Total Common Stock (Cost $27,516,105)		35,899,738

Total Investments - 76.3% (Cost $27,516,105)*		$35,899,738
Other Assets & Liabilities, Net - 23.7%		11,157,238
Net Assets - 100.0%		$47,056,976

ADR	American Depositary Receipt
(a)	Non-income producing security.

* Cost for federal income tax purposes is $27,726,238 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,700,392
Gross Unrealized Depreciation	(526,892)
Net Unrealized Appreciation	$8,173,500

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$35,899,738
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$35,899,738

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

See Notes to Financial Statements.                             23

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2012

ASSETS
Total investments, at value (Cost $27,516,105)	$35,899,738
Cash	9,629,114
Receivables:
Fund shares sold	1,743,291
Investment securities sold	230,678
Dividends and interest	62,665
Prepaid expenses	9,020
Total Assets	47,574,506

LIABILITIES
Payables:
Investment securities purchased	450,709
Fund shares redeemed	2,800
Accrued Liabilities:
Investment adviser fees	23,900
Fund services fees	13,755
Compliance services fees	955
Other expenses	25,411
Total Liabilities	517,530

NET ASSETS	$47,056,976

COMPONENTS OF NET ASSETS
Paid-in capital	$38,278,656
Undistributed net investment income	27,654
Accumulated net realized gain	367,033
Net unrealized appreciation	8,383,633
NET ASSETS	$47,056,976
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,868,897
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.16
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                             24

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
MARCH 31, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $11,577)	$508,036
Interest income	18,795
Total Investment Income	526,831
Adviser
EXPENSES
Investment adviser fees	313,912
Fund services fees	159,452
Custodian fees	10,000
Registration fees	20,871
Professional fees	33,192
Trustees' fees and expenses	956
Compliance services fees	9,977
Miscellaneous expenses	16,415
Total Expenses	564,775
Fees waived and expenses reimbursed	(250,863)
Net Expenses	313,912

NET INVESTMENT INCOME	212,919

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,106,880
Net change in unrealized appreciation (depreciation) on investments	1,082,709
NET REALIZED AND UNREALIZED GAIN	4,189,589
INCREASE IN NET ASSETS FROM OPERATIONS	$4,402,508

See Notes to Financial Statements.                             25

BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS
MARCH 31, 2012

	For the Years Ended March 31,
	2012	2011
OPERATIONS
Net investment income	$212,919	$218,961
Net realized gain	3,106,880	1,121,783
Net change in unrealized appreciation (depreciation)	1,082,709	3,356,797
Increase in Net Assets Resulting from Operations	4,402,508	4,697,541

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(214,984)	(203,007)
Net realized gain	(3,472,200)	(756,148)
Total Distributions to Shareholders	(3,687,184)	(959,155)

CAPITAL SHARE TRANSACTIONS
Sale of shares	18,699,380	3,375,171
Reinvestment of distributions	3,551,842	946,674
Redemption of shares	(2,391,243)	(797,600)
Redemption fees	714	27
Increase in Net Assets from Capital Share Transactions	19,860,693	3,524,272
Increase in Net Assets	20,576,017	7,262,658

NET ASSETS
Beginning of Year	26,480,959	19,218,301
End of Year (Including line (a))	$47,056,976	$26,480,959

SHARE TRANSACTIONS
Sale of shares	1,627,778	300,049
Reinvestment of distributions	332,284	82,614
Redemption of shares	(204,432)	(72,861)
Increase in Shares	1,755,630	309,802

(a) Undistributed net investment income.	$27,654	$50,897

See Notes to Financial Statements.                             26

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS
MARCH 31, 2012

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	December 1, 2009 (a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.08	0.11	0.03
Net realized and unrealized gain (loss)	0.95	2.25	0.64
Total from Investment Operations	1.03	2.36	0.67
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.06)	(0.10)	(0.01)
Net realized gain	(1.34)	(0.39)	—
Total Distributions to Shareholders	(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	— (c)	— (c)	—
NET ASSET VALUE, End of Period	$12.16	$12.53	$10.66
TOTAL RETURN	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$47,057	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.68%	1.03%	0.86	%(e)
Net expense	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	67%	49%	17	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                             27

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Note 1. Organization

The Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Beck, Mack & Oliver Global Equity Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Prior to June 24, 2009, the Beck, Mack & Oliver Global Equity Fund was named the Austin Global Equity Fund.  The Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of the BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private equity funds will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended March 31, 2012, the Beck, Mack & Oliver Global Equity Fund entered into an aggregated total notional value of $26,289,081 of forward currency contracts.

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver Global Equity Fund as of March 31, 2012, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(600,320)	Brazilian Real	05/23/12	$320,000	$(5,093)
(347,893)	Brazilian Real	07/10/12	185,000	(1,722)
(1,247,280)	Canadian Dollars	06/15/12	1,200,000	(48,439)
(3,092,498)	Canadian Dollars	09/21/12	3,100,000	11,668
(699,525)	Swiss Franc	06/13/12	750,000	(25,650)
(276,441)	Pounds Sterling	07/10/12	425,000	(16,863)
(318,289)	Pounds Sterling	09/06/12	500,000	(8,555)
(296,992)	Pounds Sterling	09/13/12	465,000	(9,504)
(1,739,400)	Norwegian Krone	10/02/12	300,000	(3,234)
(1,726,250)	Swedish Krona	07/03/12	250,000	(9,968)
(675,000)	Swedish Krona	09/05/12	100,000	(1,413)
(162,663)	Singapore Dollar	05/21/12	125,000	(4,409)

				$(123,182)

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2012, are disclosed in the Beck, Mack & Oliver Global Equity Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts purchased options in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Equity Fund entered into a total value of $247,573 on purchased options during the year ended March 31, 2012.

Derivatives Transactions - The Beck, Mack & Oliver Global Equity Fund’s use of derivatives during the year ended March 31, 2012, was limited to purchased options and forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack & Oliver Global Equity Fund.

The location on the Statement of Assets and Liabilities of the Beck, Mack & Oliver Global Equity Fund’s derivative positions by type of exposure is as follows:

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Purchased Call Options	Total investments, at value	$15,968		$-

Forward Currency Contracts	Unrealized gain on forward currency contracts	11,668	Unrealized loss on forward currency contracts	134,850

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2012, by the Beck, Mack & Oliver Global Equity Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Options	Realized gain (loss) – Investments in unaffiliated issuers and Net Change in Unrealized Appreciation (Depreciation) on – Investments in unaffiliated issuers	$(163,815)	$22,424

Forward Currency Contracts	Realized gain (loss) – Foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – Foreign currency translations	(1,416,883)	(840,294)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% and 1.00% of average daily net assets through July 31, 2012 of the Beck, Mack & Oliver Global Equity Fund and the Beck, Mack & Oliver Partners Fund, respectively.

Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the year ended March 31, 2012, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
Beck, Mack & Oliver Global Equity Fund	$611,143	$-	$611,143
Beck, Mack & Oliver Partners Fund	210,863	40,000	250,863

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2012, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Equity Fund	$89,258,508	$105,913,273
Beck, Mack & Oliver Partners Fund	24,151,471	18,692,460

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Equity Fund
2012	$3,118,891	$130,358	$3,249,249
2011	1,183,670	-	1,183,670
Beck, Mack & Oliver Partners Fund
2012	929,383	2,757,801	3,687,184
2011	361,813	597,342	959,155

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, currency contracts, real estate investment trusts and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Equity Fund and wash sales in the Beck, Mack & Oliver Partners Fund.

As of March 31, 2012, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Beck, Mack & Oliver Global Equity Fund	$-	$3,042,590	$-	$8,144,392	$11,186,982
Beck, Mack & Oliver Partners Fund	523,799	81,021	-	8,173,500	8,778,320

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2012. The following reclassifications were the result of net operating loss, currency gain/loss reclassifications and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Equity Fund and investments in partnerships in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital

Beck, Mack & Oliver Global Equity Fund	$549,999	$2,305,625	$(2,855,624)
Beck, Mack & Oliver Partners Fund	(21,178)	21,178	-

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund

We have audited the accompanying statements of assets and liabilities of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended for Beck, Mack & Oliver Global Equity Fund and for each of the years in the two-year period then ended and for the period December 1, 2009 (commencement of operations) through March 31, 2010 for Beck, Mack & Oliver Partners Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for Beck, Mack & Oliver Global Equity Fund for the year ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 29, 2012

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Investment Advisory Agreement Approval

At the March 16, 2012 Board meeting, the Board, including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Beck, Mack & Oliver Global Equity Fund and the Beck, Mack & Oliver Partners Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compare to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Beck, Mack & Oliver LLC (the “Adviser”) and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were not a material factor in approving the Advisory Agreement.

Performance

The Board reviewed performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board noted that the Beck, Mack & Oliver Global Equity Fund outperformed its benchmark for the 5- year, 10-year and since inception periods and underperformed its benchmark for the 1-year and 3-year periods. The Board also noted that the Beck, Mack & Oliver Partners Fund had outperformed its benchmark for the 1-year 3-year and 5-year year periods and since inception periods. Noting the Funds’ asset growth and performance, the Board concluded that the each Fund’s

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

performance was reasonable relative to its benchmark and that each Fund and their shareholders could benefit from the Adviser’s management of each Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Global Equity Fund was above the median fee of that Fund’s Lipper Inc. peer group and that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Partners Fund was the lowest of that Fund’s Lipper Inc. peer group. The Board also noted that the Beck, Mack & Oliver Global Equity Fund’s actual total expense ratio was lower than the median of its Lipper Inc. peer group and that the Beck, Mack & Oliver Partners Fund’s actual total expense ratio was below the median of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Funds appeared to be within a reasonable range in light of the services it provides to each of the Funds.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011, through March 31, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Equity Fund
Actual	$1,000.00	$1,193.37	$6.85	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,249.84	$5.62	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver Global Equity Fund designates 2.76% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 31.12% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Beck, Mack & Oliver Global Equity Fund also designates 0.62% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).  The Beck, Mack & Oliver Partners Fund designates 36.36% of its income dividend distributed as DRD and 50.12% for QDI.  The Beck, Mack & Oliver Partners Fund also designates 7.41% as QII and 80.54% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Capital Gain Dividends – The Beck, Mack & Oliver Global Equity Fund paid long-term capital gain dividends of $130,358 for the tax year ended March 31, 2012. The Beck, Mack & Oliver Partners Fund paid long-term capital gain dividends of $2,757,801 for the tax year ended March 31, 2012.

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ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Form ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®

Investor Shares (MEAFX)

Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

Investor Shares (MUSFX)

Institutional Shares (MUSIX)

ANNUAL REPORT	MARCH 31, 2012

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

Dear Shareholder,

We present the Annual Report for the Merk Hard Currency Fund®, Merk Asian Currency Fund®, and Merk Absolute Return Currency Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2011 through March 31, 2012 (the “Period”) as well as for the Merk Currency Enhanced U.S. Equity FundSM (individually included in the defined term “Fund,” and collectively included in the defined term, “Funds”) for the period since inception on September 12, 2011 through March 31, 2012.

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.

•	The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.

•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total returns that exceed that of the S&P 500® Index (the “S&P 500”) by utilizing a currency overlay.

On September 12, 2011, we launched the Merk Currency Enhanced U.S. Equity Fund, adding to our suite of transparent no-load currency mutual funds. The Merk Currency Enhanced U.S. Equity Fund seeks to outperform the S&P 500 by managing the currency exposure associated with investments in U.S. equities, specifically the S&P 500. This Fund may provide investors with a unique opportunity to be concurrently invested in U.S. equities, while pursuing a currency overlay strategy.

Merk Hard Currency Fund Investor Shares posted a return of -1.68% for the 12-month period ended March 31, 2012. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of -2.19% during the Period. As of March 31, 2012, the Investor Shares of the Fund had a five-year return of 5.37% and an annualized return of 5.45% since inception on May 10, 2005; this compares to a five-year return of 3.83% and an annualized return of 3.92% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The performance of currencies to which the Fund had exposure was somewhat bifurcated through the Period, with European currencies tending to underperform, while Asia-Pacific currencies and gold outperformed. Notably, gold returned 16.47%, as measured by the spot price of gold per troy ounce, the New Zealand dollar returned 7.51% and the Japanese yen returned 0.31% during the reference period. On the other hand, the euro declined 5.76% and the Swedish krona declined 4.40%.(*)

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. During the Period, we decreased the Fund’s euro and Swiss franc positions, mostly in favor of increasing the Fund’s exposures to the New Zealand dollar and Singapore dollar. Indeed, we introduced the Singapore dollar to the Fund for the first time during the Period, ending the month of March 2012 with a 7.5% allocation to the currency. We also took positions in the Japanese yen during the Period, tactically taking advantage of periodic strength in the currency, particularly as global contagion concerns increased regarding the European situation.

While concern surrounding the deteriorating fiscal health of peripheral European nations drove global contagion concerns through most of the Period, policy makers in the region helped alleviate investor concern in the early months of 2012. Increased clarity was provided regarding the Greek debt situation, with bond holders agreeing to swap bonds for a substantial haircut. EU policy makers also made progress on the expansion of fiscal safety nets, increasing the overall size of bailout facilities through the extension of the European Financial Stability Facility (EFSF). Notwithstanding, concerns remain over the region, particularly the Spanish situation, which appears to have deteriorated. We decided to reduce the Fund’s position during the Period, largely driven by our assessment that there was an increased likelihood of the European Central Bank (ECB) pursuing more expansionary monetary policies. We subsequently decided to increase the position in the latter stages of the Period, given percieved improvements in risk outlook on the back of progress made, as alluded to above, but remain cautious.

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

We also decided to reduce the Fund’s allocation to the Swiss franc during the Period based on valuation fundamentals and increased intervention risks. In our assessment, substantial amounts of speculative money had rushed into the currency in the summer of 2011, partially driven by growing concerns emenating from periphery European nations, and compounded by momentum investors. In our opinion, this ultimately resulted in an overvalued franc. At the same time, the Swiss National Bank (SNB) became evermore vocal regarding the possibility of currency intervention, in an attempt to talk down the currency. When the communication strategy failed to work, the SNB was forced to act, intervening to peg the franc to the euro in September 2011. The peg of 1.20 to the euro remained in place through the end of the Period.

We chose to increase the Fund’s position in the New Zealand dollar on the assessment that the U.S. Federal Reserve (the “Fed”) and other central banks – notably the Bank of England, Bank of Japan and ECB – would be pressured into more expansionary monetary policies, which in turn may be positive for those currencies highly correlated to commodity prices. Moreover, we consider New Zealand well placed to benefit from ongoing economic strength in Asia and the economy to bounce back strongly from the earthquake that struck Christchurch. Such conditions may release latent inflationary pressures and likely cause the Reserve Bank of New Zealand (RBNZ) to tighten monetary policy ahead of counterparts around the world. Indeed, the outlook for interest rate increases in New Zealand remained positive while expectations for many other currencies declined substantially throughout the Period.

We also chose to introduce the Singapore dollar to the Fund during the Period, elevating our assessment of the currency to “hard currency” status. We are particularly attracted to the region’s financial and high-tech capabilities and believe the nation stands to gain from continued Asian-region growth. Singapore is also likely to attract business away from the historic global financial hubs of London and New York, given the substantial regulatory burdens facing both those cities. The Monetary Authority of Singapore (MAS) has shown prudence and restraint in implementing monetary policy, specifically targeting the currency as a monetary policy tool; with inflation pressures rising, we believe they will utilize currency strength to help mitigate these risks.

Merk Asian Currency Fund Investor Shares posted a return of -1.28% for the 12-month period ending March 31, 2012. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.05% during the Period. As of March 31, 2012, the Investor Shares had an annualized return of -0.47% since inception on April 1, 2008; this compares to an annualized return of 0.36% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure declined in value over the reference period. Notable exceptions were the Fund’s largest position, the Chinese renminbi, which appreciated 3.97%, and the Singapore dollar, which returned 0.22%. The Taiwanese dollar declined 0.34%, the Malaysian ringgit declined 1.29%, and the South Korean won declined 3.19% during the Period. We adapt the currency allocations as our analysis of monetary policies and economic environments evolve.

While still maintaining a significant position in the currency, we chose to reduce the Fund’s portfolio allocation to the Chinese renminbi during the Period, primarily opting to increase the Fund’s Singapore dollar exposure. We consider both these currencies as attractive investment opportunities; indeed, at the end of the Period they were the Fund’s top two currency exposures, in combination representing over 50% of the Fund’s total currency allocation. With heightened market volatility stemming from concerns surrounding the global economic outlook, the risk of Asian central bank intervention has once again become elevated; indeed, we have recently witnessed many Asian central banks actively selling currencies in an attempt to stimulate export growth.

[1]

Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through March 31, 2012, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through March 31, 2012.

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

We consider the Chinese and Singapore authorities less likely to follow similar practices. Indeed, we favor the currencies of Asian nations whom we deem to produce goods and services at the higher end of the value chain. These nations have less incentive to devalue their currencies, as they tend to have greater pricing power; a greater ability to pass on cost increases via a stronger currency. We consider both China and Singapore to produce more value-added goods relative to their Asian counterparts. Indeed, the Chinese continued to allow their currency to appreciate relative to the U.S. dollar through the Period, as evidenced by the relative strength in the currency; in contrast to the Chinese renminbi’s appreciation of 3.97%, the Indonesian rupiah declined 4.79% during the Period. We consider the Indonesian economy to produce lower-end goods and services relative to China, and as such is more likely to instigate currency devaluation in an attempt to spur export growth and thus stimulate the economy. (The Indonesian rupiah is a currency the Fund has not held since 2008). As part of the Fund’s overall Chinese remnimbi allocation, we added offshore Chinese renminbi time deposits to supplement the forward currency contracts historically employed.

Merk Absolute Return Currency Fund Investor Shares posted a return of -7.57% for the 12-month period ending March 31, 2012. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.05% during the Period. As of March 31, 2012, the Investor Shares had an annualized return of -1.51% since inception on September 9, 2009; this compares to an annualized return of 0.10% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a tactical, periodic currency allocation process; currency exposures have historically been rebalanced on a monthly or bi-weekly basis. As such, currency exposures can change significantly from one holding period to the next. Moreover, the Fund aims to take advantage of potential short-term profit opportunities within the currency market. As such, the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. As an example, the Fund held a long position in the New Zealand dollar during the month of August 2011, while simultaneously holding a short position in the Australian dollar; these two currencies have historically moved together in tandem. The Fund also took similar positions in these currencies in the month of November 2011. Likewise, the Fund has held long positions in the euro, with corresponding offsetting short positions in the Swiss franc, along with the opposite positioning, at various times during the Period. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

Through the last quarter of the Period, the Fund benefited from long positions in the Swedish krona, which returned 4.12% and the Australian dollar, which returned 1.34% through the quarter. The Fund also benefited from a short position in the Japanese yen over the same time period, as the currency declined 7.19%. On the other hand, the Fund’s short position to the British pound detracted from performance, as the currency returned 2.99% through the last quarter of the Period.(*)

[2]

Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2012, whereas performance for the Fund is calculated for the period since inception through March 31, 2012.

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

Merk Currency Enhanced U.S Equity Fund Investor Shares posted a return of 20.99% for the period since its inception date on September 12, 2011 through March 31, 2012. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.38%. The expense ratio may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Merk Currency Enhanced U.S. Equity Fund seeks to generate total returns that exceed that of the S&P 500. By employing a currency overlay, the Fund actively manages U.S. dollar and other currency risk while concurrently providing investment exposure to the S&P 500. Currency overlay allocations are periodically revised based on both quantitative and qualitative analyses in seeking to achieve positive absolute returns from the Fund’s exposure to currencies.

The Fund intends to obtain investment exposure to the S&P 500 equivalent to the value of its net assets by investing in exchange traded funds (“ETFs”), other investment companies, securities of companies included in the S&P 500 and S&P 500 derivatives. Because the Fund invests in currency derivatives, the Fund can invest in currencies, while concurrently obtaining investment exposure to the S&P 500 equivalent to the value of its net assets.

To gain exposure to the S&P 500, the Fund typically will invest principally in index-based ETFs and other investment companies that track the S&P 500. The Fund also may seek exposure to the S&P 500 by investing directly in the common stocks of companies listed on the S&P 500 or indirectly in options, futures, options on futures and swaps. The performance of these equities and financial instruments in which the Fund will invest is expected to correlate closely to the performance of the S&P 500.

To achieve returns that exceed the S&P 500, we will seek to actively manage the currency exposure associated with the broad U.S. equities markets by seeking exposure to the currencies of countries that, in our opinion, have liquid currency markets.

The Fund periodically revises its currency exposure based on an integration of quantitative and qualitative analyses. Currency allocations are determined based on quantitative factors; these are then rebalanced based on a “risk overlay”; finally, we apply a “macro overlay” to adjust currency allocations based on qualitative factors.

The Fund’s performance since inception was primarily driven by its exposure to the S&P 500 Index, which returned 22.68% during this timeframe. Through the last three months of 2011, the currency overlay detracted, on net, from overall Fund performance, whereas during the first three months of 2012, the currency overlay contributed positively to the overall performance of the Fund.

Please visit www.merkfunds.com where we publish and discuss the Fund’s currency allocations. None of the Funds engage in securities lending or repurchase agreements. Please also read the Fund’s prospectus.

Market Analysis and Insights

The 12-month period ended March 31, 2012 could be described as one of contrasting halves. The first half of the Period was marked by increased pessimism and concern regarding Europe, particularly the periphery nations. In contrast, market sentiment was more optimistic through the second six-month period, and markets exhibited significant strength; during the first six-month period ended September 30, 2011, the market – as measured by the S&P 500 Index – returned -13.78%, while the market returned 25.89% during the second six-month period ended March 31, 3012.

News emanating from Europe dominated market gyrations for the majority of the Period. Specifically, the periphery nation sovereign debt crisis and concerns surrounding its global contagion effects – particularly on countries previously considered immune to the fallout, like China – held the market’s attention. Concerns appeared more acute through the first half of the Period, where we witnessed heightened levels of market volatility and general selling of perceived risky assets. The VIX index – widely followed as a bellwether for market volatility – reached a high of 48 in August 2011, as concerns mounted regarding the Greek debt situation and focus shifted to the larger European countries, particularly Italy and Spain, where political upheaval only muddied the waters. Policy makers on this side of the Atlantic compounded the problem, with Washington leaving the decision to raise the U.S. Government’s debt ceiling to the last minute causing further market distress.

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

During the second half of the Period, the market appeared to ascribe a more optimistic assessment to the European situation and the global economy. Particularly in the U.S., we saw the release of many economic data points that beat consensus expectations, including notable improvements to the unemployment rate. European policy makers also appeared to alleviate the market’s concerns regarding Italy and Spain, where austerity measures were finally agreed to and put in place, while much needed clarity was provided surrounding the Greek situation when bondholders agreed to participate in a debt swap. At the same time, we witnessed a number of central banks following much easier policies through the second half of the Period. The U.S. Federal Reserve (Fed) became evermore dovish in its rhetoric regarding easing measures and extended the calendar date that low rates are anticipated to be kept in effect, moving it out to the end of 2014 from mid-2013 previously. The Bank of England expanded its quantitative easing program by £50 billion and the Bank of Japan also increased its expansionary asset purchases by ¥10 trillion and concurrently set an inflation target. Additionally, the ECB expanded its balance sheet via two long-term refinancing operations (LTRO’s), together totaling over €1 trillion. All of which helped alleviate market concerns and underpinned significant strength in equity markets, as indicated above, and a substantial reduction in the VIX index, which fell to a low below 14 in March of 2012.

Going forward, we consider that central banks around the world are likely to err on the side of further monetary policy easing. Our analysis finds that the composition of voting members on the Fed’s Federal Open Market Committee (FOMC) is more dovish in 2012 compared to 2011 and is set to become even more dovish in 2013.3 We therefore consider it very likely that rates will be kept low for an extended period of time in the U.S. and, should economic fundamentals deteriorate, further easing policies may be put in place. Elsewhere, the Bank of Japan appears committed to generating inflation via easing policies, while the Bank of England appears to be more concerned about deflation despite the existence of what we deem to be elevated inflationary pressures (as measured by the consumer price index). We consider it likely that the Bank of England announces further stimulus measures should economic growth in the United Kingdom disappoint. At the same time, there is renewed pressure on the ECB to purchase periphery nation debt to stave off further fiscal deterioration in the region. While ECB President Draghi appears committed to provide the banking system with unlimited levels of liquidity (through the two three-year LTRO facilities), pressure is mounting to intervene directly through the Securities Market Program (SMP) and buy the likes of Spanish debt. Notwithstanding, the ECB is likely to do everything in its power to stop the financial industry from collapsing, which may mean further liquidity provisions, such as the LTRO’s already seen.

All of which should serve to underpin those currencies most correlated with the outlook for economic growth and of countries set to benefit from increases in the price of commodities and precious metals. We believe as central banks continue to follow expansionary, inflationary policies, that those assets exhibiting the greatest monetary sensitivity should benefit – such as commodities, natural resources and precious metals. As such, we favor the currencies of commodity producing nations, such as Australia, Canada and New Zealand. In particular, we do not consider that China will experience too severe a slowdown in economic growth – the recent announcement to expand the trading band of its currency should be seen as a signal that policy makers there believe the risks to the economy have satisfactorily abated. We think Australia and New Zealand are well situated to benefit from ongoing Asian economic strength, while both countries’ fiscal positions are in stark contrast to the U.S. and Europe, for all the right reasons. Canada, too, should benefit from ongoing commodity price appreciation, and is well placed should the U.S. economy continue to pick up steam ahead of consensus forecasts.

In Asia, we continue to favor the currencies of nations who are producing more value-added goods and services while concurrently focusing on the development of the domestic economy as a source of long-term sustainable economic growth. China in particular checks these boxes. We consider building inflationary pressures brought about by increases in global commodities and a tightly managed currency, may ultimately force the Chinese into allowing the currency to float more freely.4 While there have been recent hiccups regarding China’s upcoming leadership transition, the ultimate goal of the Communist Party remains intact: to maintain social stability, so as to remain in power. We believe there are several aspects to this notion, none the least being the support of strong, sustainable economic growth and the containment of inflationary pressures. Regarding the latter: should inflation get out of hand, the risk of social upheaval may become elevated. China’s close management of the dissemination of any news discussing the “Arab Spring” uprisings is indicative of the strength of its resolve in maintaining social stability. One of the contributing factors causing the “Arab Spring” was runaway inflation.

[3]	Generally speaking, a central banker may be considered a dove if his or her monetary policy stance is perceived to focus more on stimulating employment and economic growth and less on inflation.
[4]	Indeed, in early April 2012, China announced it would allow the trading band to widen for the Chinese renminbi.

6

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

In China and other Asian nations, allowing the respective currencies to float more freely may act as a natural valve in alleviating the inflationary pressures being experienced. Moreover, we consider China and countries such as Malaysia, Singapore, South Korea and Taiwan to have the pricing power to allow their currencies to appreciate. These countries now produce relatively higher value-added goods and services compared to other Asian nations; therefore we believe they have the ability to pass on price pressures to the end consumer – Western consumers. With a concurrent focus on the development of their domestic economies, we believe Asian nations will eventually be less reliant on exports to the West, with a renewed focus on domestic demand, as well as demand within Asia, as a source of future growth. The result may be stronger Asian currencies over the medium to long-term, while western nations may experience increases in import prices going forward.

Regarding the U.S. dollar, we consider the more dovish FOMC voting member composition to be a negative for the currency, as it will likely lead to more expansionary policies relative to global central bank counterparts. In our view, the aforementioned debt ceiling debacle is just one increment in the ongoing marginal deterioration of the U.S.’s safe haven status; concurrent degradation to the long-term sustainability of the U.S.’s fiscal situation may ultimately erode confidence that the U.S. will honor its future obligations. Importantly, we do not doubt these obligations will be fulfilled, but the manner in which they are likely to be fulfilled gives us grave cause for concern. In our assessment, future obligations are unlikely to be met through much needed austerity measures, either from spending cuts or revenue increases, as neither side of the political aisle has shown a willingness to comprehensively and satisfactorily address the issues. Rather, future obligations are likely to be met through the path of least resistance: inflation. Said another way, devaluation of the currency.

We continue to believe the currency asset class may provide investors with the opportunity to access enhanced risk-adjusted returns and valuable diversification benefits. We are excited about the outlook for the asset class and believe many investment opportunities continue to exist in the space.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk	Kieran Osborne, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Portfolio Manager	Merk Absolute Return Currency Fund
Merk Currency Enhanced U.S. Equity Fund

The views in this Report were those of the Fund Managers as of March 31, 2012, and may not reflect the views of the Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the respective Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

7

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2012

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

* All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

8

MERK HARD CURRENCY FUND

PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Comparison of Change in Value of $10,000 Investment

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Return as of 03/31/12:	One Year		Five Year	Since Inception (05/10/05)
Merk Hard Currency Fund Investor Shares	–	1.68%	5.37%	5.45%
Merk Hard Currency Fund Institutional Shares*	–	1.49%	5.48%	5.53%
JPMorgan 3-Month Global Cash Index	–	2.19%	3.83%	3.92%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

9

MERK ASIAN CURRENCY FUND

PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Comparison of Change in Value of $10,000 Investment

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Return as of 03/31/12:	One Year		Since Inception (04/01/08)
Merk Asian Currency Fund Investor Shares	–	1.28%	–	0.47%
Merk Asian Currency Fund Institutional Shares*	–	1.01%	–	0.34%
Citigroup 3-Month U.S. T-Bill Index**		0.05%		0.36%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

10

MERK ABSOLUTE RETURN CURRENCY FUND

PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Comparison of Change in Value of $10,000 Investment

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Return as of 03/31/12:	One Year		Since Inception (09/09/09)
Merk Absolute Return Currency Fund Investor Shares	–	7.57%	–	1.51%
Merk Absolute Return Currency Fund Institutional Shares*	–	7.41%	–	1.31%
Citigroup 3-Month U.S. T-Bill Index**		0.05%		0.10%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

11

MERK CURRENCY ENHANCED U.S. EQUITY FUND

PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Currency Enhanced U.S. Equity Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P 500”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Comparison of Change in Value of $10,000 Investment

Merk Currency Enhanced U.S. Equity Fund Investor Shares vs. S&P 500 Index

Average Annual Total Return as of 03/31/12:	Since Inception (09/12/11)
Merk Currency Enhanced U.S. Equity Fund Investor Shares	20.99%
Merk Currency Enhanced U.S. Equity Fund Institutional Shares	21.28%
S&P 500 Index	22.68%

12

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 49.3%

Government Agency - Sweden - 2.8%
100,000,000	Svensk Exportkredit AB (b)	SEK	3.17%	05/20/12	$15,133,914

Municipal City - Sweden - 0.5%
20,000,000	City of Gothenburg EMTN	SEK	3.08	04/14/12	3,023,663

Non-U.S. Government - Australia - 3.9%
20,500,000	Australia Government Bond, Series 123	AUD	5.75	04/15/12	21,248,267

Non-U.S. Government - Denmark - 0.8%
25,000,000	Denmark Government Bond	DKK	4.00	11/15/12	4,584,533

Non-U.S. Government - Finland - 4.9%
20,000,000	Finland Government Bond	EUR	4.25	09/15/12	27,161,940

Non-U.S. Government - New Zealand - 15.0%
97,200,000	New Zealand Government Bond, Series 413	NZD	6.50	04/15/13	82,711,832

Non-U.S. Government - Singapore - 2.4%
15,550,000	Singapore Government Bond	SGD	3.63	07/01/14	13,313,202

Non-U.S. Government - Sweden - 2.0%
71,000,000	Sweden Government Bond, Series 1046	SEK	5.50	10/08/12	10,952,628

Non-U.S. Government - Switzerland - 1.8%
9,000,000	Switzerland Government Bond	CHF	2.75	06/10/12	10,020,688

Regional Agency - Australia - 7.9%
18,000,000	New South Wales Treasury Corp., Series 12	AUD	6.00	05/01/12	18,671,145
23,800,000	Western Australia Treasury Corp., Series 12	AUD	5.50	07/17/12	24,742,937

					43,414,082

Regional Authority - Canada - 6.0%
11,000,000	Alberta Capital Finance Authority MTN (b)	CAD	1.35	02/05/13	11,048,193
7,000,000	Alberta Capital Finance Authority (b)	CAD	1.67	07/02/14	7,076,355
15,000,000	Province of Manitoba MTN (b)	CAD	1.68	09/04/12	15,075,192

					33,199,740

Sovereign Agency - Finland - 1.3%
39,900,000	Municipality Finance PLC Kunta EMTN	NOK	2.75	09/16/13	7,058,294

Total Foreign Bonds (Cost $268,274,698)					271,822,783

Foreign Treasury Securities (a)(c) - 33.7%

Central Bank - Singapore - 4.8%
24,000,000	Monetary Authority of Singapore Bill, Series 31	SGD	0.28	04/09/12	19,091,031
9,000,000	Monetary Authority of Singapore Bill, Series 28	SGD	0.20	04/27/12	7,158,620

					26,249,651

Non-U.S. Government - Canada - 10.5%
58,000,000	Canadian Treasury Bill	CAD	0.83-0.88	04/12/12	58,132,812

See Notes to Financial Statements	13

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Non-U.S. Government - France - 4.8%
20,000,000	French Treasury Bill	EUR	0.05%	06/21/12	$26,668,658

Non-U.S. Government - Germany - 2.1%
8,500,000	German Treasury Bill	EUR	0.01	07/25/12	11,339,587

Non-U.S. Government - Netherlands - 4.6%
12,500,000	Dutch Treasury Certificate	EUR	0.06	05/31/12	16,674,663
6,500,000	Dutch Treasury Certificate	EUR	0.02	06/29/12	8,668,562

					25,343,225

Non-U.S. Government - Norway - 6.9%
217,000,000	Norwegian Treasury Bill	NOK	1.40-1.63	06/20/12	37,985,241

Total Foreign Treasury Securities (Cost $186,383,582)					185,719,174

Banker’s Acceptance (c) - 4.9%
27,000,000	Toronto Dominion Bank Ltd., B.A. (Cost $27,245,782)	CAD	1.00	04/02/12	27,068,282

Shares

Exchange Traded Product - 8.3%
284,000	SPDR Gold Trust (Cost $37,519,058)				46,047,760

Total Investments - 96.2% (Cost $519,423,120)*					$530,657,999

Foreign Currencies - 3.0%:
Australian Dollar - 0.0%					101,468
Canadian Dollar - 0.7%					3,684,511
Danish Krone - 0.0%					7,534
Euro - 1.8%					9,644,444
Japanese Yen - 0.0%					13,156
New Zealand Dollar - 0.0%					7,289
Norwegian Krone - 0.2%					1,108,246
Singapore Dollar - 0.3%					1,654,613
Swedish Krona - 0.0%					5,303
Swiss Franc - 0.0%					48,954

Total Foreign Currencies (Cost $16,252,409)					16,275,518

Other Assets and Liabilities, Net - 0.8%					4,251,428

NET ASSETS - 100.0%					$551,184,945

(a)	All or portion of these securities are segregated to cover outstanding forward currency contract and future contract exposures.
(b)	Variable rate security. Rate presented is as of March 31, 2012.
(c)	Rates shown are annualized yields at time of purchase.

EMTN	European Medium Term Note
MTN	Medium Term Note
PLC	Public Limited Company

See Notes to Financial Statements	14

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

*	Cost for Federal income tax purposes is $519,281,683 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,719,978
Gross Unrealized Depreciation	(4,343,662)

Net Unrealized Appreciation	$11,376,316

As of March 31, 2012, the Merk Hard Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollare
USD	United States Dollar

As of March 31, 2012, the Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
25	Gold 100 Oz. Future	06/27/2012	$4,179,750	$(6,000)

See Notes to Financial Statements	15

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March, 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Foreign Bonds	$-	$271,822,783	$-	$271,822,783
Foreign Treasury Securities	-	185,719,174	-	185,719,174
Banker’s Acceptance	-	27,068,282		27,068,282
Exchange Traded Product	46,047,760	-	-	46,047,760

Total Investments at Value	$46,047,760	$484,610,239	$-	$530,657,999

Total Assets	$46,047,760	$484,610,239	$-	$530,657,999

Liabilities
Other Financial Instruments**:
Futures	(6,000)	-	-	(6,000)

Total Liabilities	$(6,000)	$-	$-	$(6,000)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	49.3%
Foreign Treasury Securities	33.7%
Banker’s Acceptance	4.9%
Exchange Traded Product	8.3%
Foreign Currencies	3.0%
Other Assets and Liabilities, Net	0.8%

Total	100.0%

See Notes to Financial Statements	16

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a)(b) - 93.8%
$5,700,000	U.S. Treasury Bill	0.07%	07/26/12	$5,698,546
20,500,000	U.S. Treasury Bill	0.10	08/23/12	20,490,427
8,500,000	U.S. Treasury Bill	0.08	09/20/12	8,494,653
20,000,000	U.S. Treasury Bill	0.11	10/18/12	19,985,920
15,000,000	U.S. Treasury Bill	0.10	11/15/12	14,987,955
11,500,000	U.S. Treasury Bill	0.11	12/13/12	11,489,018
7,500,000	U.S. Treasury Bill	0.11-0.15	01/10/13	7,490,722

Total U.S. Treasury Bills (Cost $88,650,382)				88,637,241

Time Deposits (a)(b) - 4.5%
27,016,875	CNH Barclays Bank PLC (Cost $ 4,280,579)	0.90	04/23/12	4,278,207

Total Investments - 98.3% Cost ($92,930,961)*				$92,915,448

Net Unrealized Gain on Forward Currency Contracts - 0.3%				323,115

Other Assets and Liabilities, Net - 1.4%				1,331,969

NET ASSETS - 100.0%				$94,570,532

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Rates shown are annualized yields at time of purchase.

PLC	Public Limited Company

*	Cost for Federal income tax purposes is $92,930,961 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(15,513)

Net Unrealized Depreciation	$(15,513)

As of March 31, 2012, the Merk Asian Currency Fund had the following currency exposures:

See Notes to Financial Statements	17

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

CNH	Chinese Renminbi - Offshore
CNY	Chinese Renminbi - Onshore
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

As of March 31, 2012, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
21,800,000	Chinese Renminbi	$3,454,834	04/18/12	$5,594	$-
28,000,000	Chinese Renminbi	4,436,698	04/18/12	7,888	-
35,000,000	Chinese Renminbi	5,552,911	04/18/12	2,821	-
6,200,000	Hong Kong Dollar	798,434	04/18/12	23	-
139,000,000	Indian Rupee	2,641,581	04/18/12	75,285	-
4,650,000	Malaysian Ringgit	1,472,451	04/18/12	43,448	-
55,000,000	New Taiwan Dollar	1,858,736	04/18/12	4,906	-
5,740,000	Singapore Dollar	4,453,562	04/18/12	112,750	-
2,000,000,000	South Korean Won	1,718,213	04/18/12	44,463	-
7,000,000	Chinese Renminbi	1,113,001	05/23/12	-	(2,540)
28,200,000	Malaysian Ringgit	9,261,692	05/23/12	-	(91,008)
10,800,000	Singapore Dollar	8,559,425	05/23/12	32,743	-
3,300,000,000	South Korean Won	2,919,631	05/23/12	-	(18,924)
13,000,000	Chinese Renminbi	2,048,535	06/20/12	13,027	-
23,200,000	Chinese Renminbi	3,661,212	06/20/12	17,883	-
32,800,000	Chinese Renminbi	5,172,686	06/20/12	28,792	-
(4,300,000)	Hong Kong Dollar	(553,974)	06/20/12	52	-
29,300,000	Hong Kong Dollar	3,776,282	06/20/12	-	(1,885)
59,000,000	Indian Rupee	1,152,794	06/20/12	-	(14,597)
(120,000,000)	Japanese Yen	(1,431,105)	06/20/12	-	(19,780)
239,000,000	Japanese Yen	2,854,549	06/20/12	35,129	-
8,900,000	Malaysian Ringgit	2,892,146	06/20/12	-	(2,435)
9,400,000	Malaysian Ringgit	3,055,321	06/20/12	-	(3,267)
78,000,000	New Taiwan Dollar	2,643,620	06/20/12	1,008	-
153,800,000	New Taiwan Dollar	5,210,027	06/20/12	4,637	-
600,000	Singapore Dollar	477,761	06/20/12	-	(353)
8,200,000	Singapore Dollar	6,465,985	06/20/12	58,595	-
2,000,000,000	South Korean Won	1,760,749	06/20/12	-	(5,985)
2,900,000,000	South Korean Won	2,549,563	06/20/12	-	(5,155)

Unrealized gain (loss) on forward currency contracts				$489,044	$(165,929)

See Notes to Financial Statements	18

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March, 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	92,915,448	323,115
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$92,915,448	$323,115

**	Other Financial Instruments include derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills and Time Deposits. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	93.8%
Time Deposits	4.5%
Net Unrealized Gain on Forward Currency Contracts	0.3%
Other Assets and Liabilities, Net	1.4%

Total	100.0%

See Notes to Financial Statements	19

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) - 99.0%
$1,500,000	U.S. Treasury Bill	0.07%	7/26/2012	$1,499,617
2,500,000	U.S. Treasury Bill	0.10	8/23/2012	2,498,832
7,500,000	U.S. Treasury Bill	0.08	9/20/2012	7,495,283
5,500,000	U.S. Treasury Bill	0.11	10/18/2012	5,496,128
4,000,000	U.S. Treasury Bill	0.11	11/15/2012	3,996,788
4,000,000	U.S. Treasury Bill	0.11	12/13/2012	3,996,180

Total U.S. Treasury Bills (Cost $24,986,684)				24,982,828

Total Investments - 99.0% Cost ($24,986,684)*				$24,982,828

Net Unrealized Gain on Forward Currency Contracts - 0.6%				141,772

Other Assets and Liabilities, Net - 0.4%				115,279

NET ASSETS - 100.0%				$25,239,879

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Rates shown are annualized yields at time of purchase.
*	Cost for Federal income tax purposes is $24,986,684 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(3,856)

Net Unrealized Depreciation	$(3,856)

As of March 31, 2012, the Merk Absolute Return Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

See Notes to Financial Statements	20

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

As of March 31, 2012, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
50,000	Australian Dollar	$52,037	04/18/12	$-	$(350)
720,000	Australian Dollar	752,886	04/18/12	-	(8,590)
5,050,000	Australian Dollar	5,227,417	04/18/12	-	(7,009)
(1,175,000)	British Pound Sterling	(1,878,957)	04/18/12	-	(237)
(80,000)	British Pound Sterling	(125,147)	04/18/12	-	(2,798)
(3,960,000)	Canadian Dollar	(3,967,002)	04/18/12	-	(1,714)
(60,000)	Canadian Dollar	(60,399)	04/18/12	267	-
60,000	Canadian Dollar	60,408	04/18/12	-	(276)
90,000	Canadian Dollar	90,711	04/18/12	-	(512)
8,590,000	Canadian Dollar	8,631,162	04/18/12	-	(22,256)
40,000	Euro	52,120	04/18/12	1,232	-
1,390,000	Euro	1,853,622	04/18/12	363	-
2,060,000	Euro	2,687,960	04/18/12	59,672	-
(1,185,000,000)	Japanese Yen	(14,241,248)	04/18/12	-	(77,937)
(644,000,000)	Japanese Yen	(7,817,270)	04/18/12	35,367	-
(13,000,000)	Japanese Yen	(155,401)	04/18/12	-	(1,688)
(6,000,000)	Japanese Yen	(73,028)	04/18/12	526	-
7,000,000	Japanese Yen	83,783	04/18/12	802	-
(1,750,000)	New Zealand Dollar	(1,434,948)	04/18/12	3,780	-
2,430,000	New Zealand Dollar	1,977,383	04/18/12	9,895	-
(45,250,000)	Norwegian Krone	(7,928,206)	04/18/12	-	(12,231)
200,000	Norwegian Krone	35,047	04/18/12	49	-
400,000	Norwegian Krone	68,700	04/18/12	1,492	-
39,600,000	Norwegian Krone	6,831,829	04/18/12	117,151	-
450,000	Swedish Krona	65,673	04/18/12	2,295	-
18,550,000	Swedish Krona	2,797,642	04/18/12	4,179	-
27,300,000	Swedish Krona	3,993,305	04/18/12	130,130	-
(3,090,000)	Swiss Franc	(3,336,061)	04/18/12	-	(87,731)
(60,000)	Swiss Franc	(64,440)	04/18/12	-	(2,041)
5,240,000	Swiss Franc	5,806,101	04/18/12	-	(58)

Unrealized gain (loss) on forward currency contracts				$367,200	$(225,428)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March, 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	24,982,828	141,772
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$24,982,828	$141,772

**	Other Financial Instruments include derivative instruments not reflected in the Scheduled of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements	21

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	99.0%
Net Unrealized Gain on Forward Currency Contracts	0.6%
Other Assets and Liabilities, Net	0.4%

Total	100.0%

See Notes to Financial Statements	22

MERK CURRENCY ENHANCED U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Shares	Security Description	Value in USD

Exchange Traded Product (a) - 96.3%
15,550	SPDR S&P 500 ETF Trust (Cost $1,922,370)	$2,188,197

Total Investments - 96.3% Cost ($1,922,370)*		$2,188,197

Net Unrealized Gain on Forward Currency Contracts - 0.6%		$12,622

Other Assets and Liabilities, Net - 3.1%		70,949

NET ASSETS - 100.0%		$2,271,768

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.

ETF	Exchange Traded Fund

*	Cost for Federal income tax purposes is $1,922,370 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$265,853
Gross Unrealized Depreciation	(26)

Net Unrealized Appreciation	$265,827

As of March 31, 2012, the Merk Currency Enhanced U.S. Equity Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
1	E-mini S&P 500 Future	06/15/2012	$66,955	$3,208

See Notes to Financial Statements	23

MERK CURRENCY ENHANCED U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

As of March 31, 2012, the Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
5,000	Australian Dollar	5,204	04/18/12	$-	$(35)
60,000	Australian Dollar	62,741	04/18/12	-	(716)
450,000	Australian Dollar	465,809	04/18/12	-	(625)
(320,000)	Canadian Dollar	(320,566)	04/18/12	-	(138)
30,000	Canadian Dollar	30,237	04/18/12	-	(171)
40,000	Canadian Dollar	40,272	04/18/12	-	(184)
670,000	Canadian Dollar	673,211	04/18/12	-	(1,736)
(240,000)	Swiss Franc	(259,112)	04/18/12	-	(6,814)
(30,000)	Swiss Franc	(32,220)	04/18/12	-	(1,020)
460,000	Swiss Franc	509,696	04/18/12	-	(5)
20,000	Euro	26,060	04/18/12	615	-
130,000	Euro	173,360	04/18/12	34	-
160,000	Euro	208,774	04/18/12	4,635	-
(105,000)	British Pound Sterling	(167,907)	04/18/12	-	(21)
(5,000)	British Pound Sterling	(7,822)	04/18/12	-	(175)
(92,000,000)	Japanese Yen	(1,105,650)	04/18/12	-	(6,051)
(62,000,000)	Japanese Yen	(752,594)	04/18/12	3,405	-
(5,000,000)	Japanese Yen	(59,769)	04/18/12	-	(649)
(4,000,000)	Japanese Yen	(49,109)	04/18/12	775	-
(1,000,000)	Japanese Yen	(12,171)	04/18/12	88	-
(3,850,000)	Norwegian Krone	(674,555)	04/18/12	-	(1,041)
100,000	Norwegian Krone	17,175	04/18/12	373	-
200,000	Norwegian Krone	35,047	04/18/12	49	-
3,100,000	Norwegian Krone	534,815	04/18/12	9,171	-
(150,000)	New Zealand Dollar	(122,996)	04/18/12	324	-
210,000	New Zealand Dollar	170,885	04/18/12	855	-
250,000	Swedish Krona	36,485	04/18/12	1,275	-
1,750,000	Swedish Krona	263,928	04/18/12	394	-
2,100,000	Swedish Krona	307,177	04/18/12	10,010	-

Unrealized gain (loss) on forward currency contracts				$32,003	$(19,381)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March, 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$2,188,197	$3,208
Level 2 – Other Significant Observable Inputs	-	12,622
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$2,188,197	$15,830

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements	24

MERK CURRENCY ENHANCED U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The Level 1 inputs in the Investments in Securities column displayed in this table are Exchange Traded Products. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

Exchange Traded Product	96.3%
Net Unrealized Gain on Forward Currency Contracts	0.6%
Other Assets and Liabilities, Net	3.1%

Total	100.0%

See Notes to Financial Statements	25

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2012

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Currency Enhanced U.S. Equity Fund
ASSETS
Investments:
Total investments, at cost	$519,423,120	$92,930,961	$24,986,684	$1,922,370
Net unrealized appreciation (depreciation)	11,234,879	(15,513)	(3,856)	265,827

Total investments, at value	530,657,999	92,915,448	24,982,828	2,188,197
Foreign currency (Cost $16,252,409, $0, $0, and $0, respectively)	16,275,518	-	-	-
Cash	2,507,141	915,638	264,766	158,368
Unrealized gain on forward currency contracts	-	489,044	367,200	32,003
Receivables:
Fund shares sold	785,139	572,401	2,127	1,750
Investment securities sold	5,181,010	-	-	-
Interest and dividends	5,596,554	999	4	9,119
Variation margin	42,500	-	-	250

Total Assets	561,045,861	94,893,530	25,616,925	2,389,687

LIABILITIES
Unrealized loss on forward currency contracts	-	165,929	225,428	19,381
Payables:
Investment securities purchased	8,668,701	-	-	98,230
Fund shares redeemed	624,297	75,938	133,473	-
Accrued liabilities:
Investment adviser fees	442,924	63,260	12,894	-
Distribution fees	101,109	13,868	4,181	73
Other expenses	23,885	4,003	1,070	235

Total Liabilities	9,860,916	322,998	377,046	117,919

NET ASSETS	$551,184,945	$94,570,532	$25,239,879	$2,271,768

COMPONENTS OF NET ASSETS
Paid-in capital	$548,836,285	$95,613,237	$25,243,735	$1,965,922
Undistributed (distributions in excess of) net investment income	(12,409,153)	(1,349,918)	(141,772)	3,841
Accumulated net realized gain (loss)	3,503,123	(389)	-	20,348
Net unrealized appreciation (depreciation)	11,254,690	307,602	137,916	281,657

NET ASSETS	$551,184,945	$94,570,532	$25,239,879	$2,271,768

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (unlimited shares authorized)
Investor Shares	38,883,465	6,790,031	2,098,583	39,853
Institutional Shares	6,892,340	3,135,280	594,079	150,899

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $468,130,321, $64,666,512, $19,661,924 and $473,828, respectively)	$12.04	$9.52	$9.37	$11.89
Institutional Shares (based on net assets of $83,054,624, $29,904,020, $5,577,955 and $1,797,940, respectively)	$12.05	$9.54	$9.39	$11.91

See Notes to Financial Statements	26

STATEMENTS OF OPERATIONS

FISCAL PERIODS ENDED MARCH 31, 2012

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Currency Enhanced U.S. Equity Fund*
INVESTMENT INCOME
Dividend income	$-	$-	$-	$22,814
Interest income	8,457,647	124,247	36,132	28
Less: foreign taxes withheld	(756,272)	-	-	-

Total Investment Income	7,701,375	124,247	36,132	22,842

EXPENSES
Investment adviser fees	5,948,961	1,050,870	306,123	6,269
Interest expense	694	100	-	-
Distribution fees
Investor Shares	1,215,530	200,232	61,461	261
Transfer agency fees
Investor Shares	243,111	40,047	12,293	-
Institutional Shares	54,342	12,497	3,014	-
Operating expense	-	-	-	2,874

Total Expenses	7,462,638	1,303,746	382,891	9,404

NET INVESTMENT INCOME (LOSS)	238,737	(1,179,499)	(346,759)	13,438

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(4,193,517)	(9,092)	691	-
Futures	512,054	-	-	39,043
Foreign currency transactions	3,780,417	(681,131)	(2,720,187)	3,909

Net Realized Gain (Loss)	98,954	(690,223)	(2,719,496)	42,952

Net change in unrealized appreciation (depreciation) on:
Investments	(21,626,243)	(30,417)	(7,266)	265,827
Futures	(6,000)	-	-	3,208
Foreign currency translations	(101,264)	208,130	335,918	12,622

Net Change in Unrealized Appreciation (Depreciation)	(21,733,507)	177,713	328,652	281,657

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,634,553)	(512,510)	(2,390,844)	324,609

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(21,395,816)	$(1,692,009)	$(2,737,603)	$338,047

*	Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011.

See Notes to Financial Statements	27

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
OPERATIONS
Net investment income (loss)	$238,737	$473,691
Net realized gain (loss)	98,954	11,521,569
Net change in unrealized appreciation (depreciation) on investments	(21,733,507)	22,072,913

Increase (Decrease) in Net Assets Resulting from Operations	(21,395,816)	34,068,173

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Investor Shares	(5,725,313)	(3,535,041)
Institutional Shares	(1,577,232)	(834,244)
Net realized gain on investments
Investor Shares	(7,233,266)	(3,937,681)
Institutional Shares	(1,675,716)	(524,947)

Total Distributions to Shareholders	(16,211,527)	(8,831,913)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	439,231,868	173,788,333
Institutional Shares	90,170,772	103,652,527
Reinvestment of distributions
Investor Shares	12,088,848	7,102,999
Institutional Shares	2,303,429	901,939
Redemption of shares
Investor Shares	(330,818,037)	(260,299,219)
Institutional Shares	(97,351,743)	(14,602,287)

Increase (Decrease) in Net Assets from Capital Share Transactions	115,625,137	10,544,292

Increase (Decrease) in Net Assets	78,017,794	35,780,552

NET ASSETS
Beginning of Period	473,167,151	437,386,599

End of Period (a)	$551,184,945	$473,167,151

SHARE TRANSACTIONS
Sale of shares
Investor Shares	34,560,188	14,540,682
Institutional Shares	7,165,154	8,676,158
Reinvestment of distributions
Investor Shares	1,015,036	602,948
Institutional Shares	193,631	75,873
Redemption of shares
Investor Shares	(26,755,965)	(22,311,586)
Institutional Shares	(8,004,573)	(1,213,903)

Increase (Decrease) from Capital Share Transactions	8,173,471	370,172

(a) Amount includes undistributed (distributions in excess of) net investment income	$(12,409,153)	$2,103,876

*	Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011.

See Notes to Financial Statements	28

Merk Asian Currency Fund		Merk Absolute Return Currency Fund		Merk Currency Enhanced U.S. Equity Fund
For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period Ended March 31, 2012*

$(1,179,499)	$(893,364)	$(346,759)	$(230,799)	$13,438
(690,223)	3,145,488	(2,719,496)	1,205,901	42,952
177,713	(69,802)	328,652	288,520	281,657

(1,692,009)	2,182,322	(2,737,603)	1,263,622	338,047

(894,324)	(1,210,598)	(362,095)	(319,608)	(2,764)
(228,002)	(350,001)	(85,428)	(70,167)	(10,811)

-	(561)	-	(696)	(1,865)
-	(137)	-	(106)	(16,830)

(1,122,326)	(1,561,297)	(447,523)	(390,577)	(32,270)

26,643,648	48,577,021	12,793,009	18,671,361	444,054
18,405,436	25,420,662	3,597,299	5,982,410	1,500,000

817,516	1,133,691	344,360	306,871	4,066
225,453	346,826	71,172	52,975	27,641

(43,228,365)	(41,962,491)	(15,471,498)	(17,769,598)	(9,770)
(11,024,436)	(3,063,868)	(2,291,063)	(1,278,450)	-

(8,160,748)	30,451,841	(956,721)	5,965,569	1,965,991

(10,975,083)	31,072,866	(4,141,847)	6,838,614	2,271,768

105,545,615	74,472,749	29,381,726	22,543,112	-

$94,570,532	$105,545,615	$25,239,879	$29,381,726	$2,271,768

2,734,941	5,001,552	1,293,230	1,848,264	40,471
1,910,460	2,625,028	364,580	591,098	148,309

84,141	116,467	34,960	29,939	373
23,243	35,655	7,226	5,168	2,590

(4,519,375)	(4,361,553)	(1,621,091)	(1,794,387)	(991)
(1,143,555)	(315,551)	(246,097)	(127,896)	-

(910,145)	3,101,598	(167,192)	552,186	190,752

$(1,349,918)	$999,616	$(141,772)	$641,651	$3,841

See Notes to Financial Statements	29

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,
	2012	2011	2010	2009	2008
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$12.58	$11.75	$10.42	$12.16	$10.72

INVESTMENT OPERATIONS
Net investment income (loss) (a)	-	0.01	(0.01)	0.15	0.28
Net realized and unrealized gain (loss)	(0.22)	1.07	1.55	(1.71)	1.92

Total from Investment Operations	(0.22)	1.08	1.54	(1.56)	2.20

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)	(0.12)	(0.14)	(0.10)	(0.73)
Net realized gain	(0.17)	(0.13)	(0.07)	(0.08)	(0.03)

Total Distributions	(0.32)	(0.25)	(0.21)	(0.18)	(0.76)

NET ASSET VALUE, End of Year	$12.04	$12.58	$11.75	$10.42	$12.16

TOTAL RETURN	(1.68)%	9.39%	14.70%	(13.01)%	21.02%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$468,130	$378,289	$437,387	$268,097	$402,816
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%	1.30%	1.31%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.32% (b)	1.31% (b)
Net investment income (loss)	(0.01)%	0.09%	(0.12)%	1.36%	2.40%
PORTFOLIO TURNOVER RATE (c)	94%	49%	15%	27%	51%

	For the Year Ended March 31, 2012	April 1, 2010 (d) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.59	$11.81

INVESTMENT OPERATIONS
Net investment income (a)	0.03	0.05
Net realized and unrealized gain (loss)	(0.23)	1.01

Total from Investment Operations	(0.20)	1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)	(0.15)
Net realized gain	(0.17)	(0.13)

Total Distributions	(0.34)	(0.28)

NET ASSET VALUE, End of Period	$12.05	$12.59

TOTAL RETURN	(1.49)%	9.21% (e)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$83,055	$94,878
Ratios to Average Net Assets:
Net expenses	1.05%	1.05% (f)
Gross expenses	1.05%	1.05% (f)
Net investment income	0.26%	0.35% (f)
PORTFOLIO TURNOVER RATE (c)	94%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Commencement of operations.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements	30

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,				April 1, 2008 (a) through March 31, 2009
	2012	2011		2010
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.74	$9.63		$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.11)	(0.11)		(0.10)	0.01
Net realized and unrealized gain (loss)	(0.01)	0.37		0.24	(0.48)

Total from Investment Operations	(0.12)	0.26		0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.15)		(0.04)	-
Net realized gain	-	-	(c)	- (c)	-

Total Distributions	(0.10)	(0.15)		(0.04)	-

NET ASSET VALUE, End of Period	$9.52	$9.74		$9.63	$9.53

TOTAL RETURN	(1.28)%	2.74%		1.51%	(4.70)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$64,667	$82,711		$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%		1.30%	1.30%	(e)
Gross expenses	1.30%	1.30%		1.30%	1.30%	(e)(f)
Net investment income (loss)	(1.18)%	(1.12)%		(1.03)%	0.16%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	0%		0%	0%	(d)

	For the Year Ended March 31, 2012	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.74	$9.63

INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.01)	0.37

Total from Investment Operations	(0.10)	0.29

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.18)
Net realized gain	-	-	(c)

Total Distributions	(0.10)	(0.18)

NET ASSET VALUE, End of Period	$9.54	$9.74

TOTAL RETURN	(1.01)%	3.00%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$29,904	$22,835
Ratios to Average Net Assets:
Net expenses	1.05%	1.05%	(e)
Gross expenses	1.05%	1.05%	(e)
Net investment loss	(0.94)%	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements	31

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,			September 9, 2009 (a) through March 31, 2010
	2012	2011
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.27	$9.77		$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.11)	(0.11)		(0.06)
Net realized and unrealized gain (loss)	(0.66)	0.75		(0.17)

Total from Investment Operations	(0.77)	0.64		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	(0.14)		-
Net realized gain	-	-	(c)	-

Total Distributions	(0.13)	(0.14)		0.00

NET ASSET VALUE, End of Period	$9.37	$10.27		$9.77

TOTAL RETURN	(7.57)%	6.52%		(2.30)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$19,662	$24,568		$22,543
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%		1.30%	(e)
Gross expenses	1.30%	1.30%		1.30%	(e)
Net investment loss	(1.18)%	(1.11)%		(1.16)%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%		0%	(d)

	For the Year Ended March 31, 2012	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.28	$9.82

INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.67)	0.71

Total from Investment Operations	(0.76)	0.62

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	(0.16)
Net realized gain	-	-	(c)

Total Distributions	(0.13)	(0.16)

NET ASSET VALUE, End of Period	$9.39	$10.28

TOTAL RETURN	(7.41)%	6.33%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$5,578	$4,813
Ratios to Average Net Assets:
Net expenses	1.05%	1.05%	(e)
Gross expenses	1.05%	1.05%	(e)
Net investment loss	(0.94)%	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements	32

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	September 12, 2011 (a) through March 31, 2012
MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.07
Net realized and unrealized gain	2.00

Total from Investment Operations	2.07

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)
Net realized gain	(0.11)

Total Distributions	(0.18)

NET ASSET VALUE, End of Period	$11.89

TOTAL RETURN	20.99%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$474
Ratios to Average Net Assets:
Net expenses	1.30%	(d)(e)(g)
Gross expenses	1.30%	(d)(e)(g)
Net investment income	1.26%	(d)(e)(g)
PORTFOLIO TURNOVER RATE (f)	0%	(c)

	September 12, 2011 (a) through March 31, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.09
Net realized and unrealized gain	2.00

Total from Investment Operations	2.09

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)
Net realized gain	(0.11)

Total Distributions	(0.18)

NET ASSET VALUE, End of Period	$11.91

TOTAL RETURN	21.28%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$1,798
Ratios to Average Net Assets:
Net expenses	1.05%	(d)(e)(g)
Gross expenses	1.05%	(d)(e)(g)
Net investment income	1.58%	(d)(e)(g)
PORTFOLIO TURNOVER RATE (f)	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements	33

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

NOTE 1.  Organization

The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return that exceeds that of the S&P 500 Index, by investing in securities and instruments that create exposure to U.S. equities and currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively. The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

34

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2012, are disclosed in each Fund’s Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended March 31, 2012, the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency and the Merk Currency Enhanced U.S. Equity Fund entered into an aggregated total notional value of $1,782,086,793, $897,228,012, $2,755,490,147 and $77,147,683, respectively, of forward currency contracts.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund entered into a total notional amount of $31,989,850 and $547,962, respectively, on futures contracts during the period ended March 31, 2012.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended March 31, 2012, was limited to forward currency contracts and/or futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

35

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Receivable-Variation Margin	$42,500	Payable-Variation Margin	$-
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$489,044	Unrealized loss on forward currency contracts	$(165,929)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$367,200	Unrealized loss on forward currency contracts	$(225,428)
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Receivable-Variation Margin	$250	Payable-Variation Margin	$-

Forward Currency Contracts	Unrealized gain on forward currency contracts	$32,003	Unrealized loss on forward currency contracts	$(19,381)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended March 31, 2012, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$512,054	$(6,000)

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(861,644)	$-
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(681,131)	$208,130

36

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(2,720,187)	$335,918
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$39,043	$3,208

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$3,909	$12,622

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. As of March 31, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Fees and Expenses

Investment Adviser – Merk Investments, LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets. Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

37

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2012, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$221,175,364	$206,250,315
Merk Asian Currency Fund	33,964,156	5,995,497
Merk Absolute Return Currency Fund	7,492,012	999,139
Merk Currency Enhanced U.S. Equity Fund	1,922,370	-

NOTE 5.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2012	$6,601,923	$9,609,604	$16,211,527
2011	4,837,428	3,994,485	8,831,913
Merk Asian Currency Fund
2012	1,122,326	-	1,122,326
2011	1,561,297	-	1,561,297
Merk Absolute Return Currency Fund
2012	447,523	-	447,523
2011	390,577	-	390,577
Merk Currency Enhanced U.S. Equity Fund
2012	21,053	11,217	32,270

As of March 31, 2012, distributable earnings (accumulated losses) on a tax basis were as follows:

	Deferred Currency and Other Losses	Undistributed Ordinary Income	Accumulated Long-Term Gain	Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$(12,535,311)	$-	$3,496,627	$11,387,344	$2,348,660
Merk Asian Currency Fund	(1,247,094)	-	-	204,389	(1,042,705)
Merk Absolute Return Currency Fund	-	-	-	(3,856)	(3,856)
Merk Currency Enhanced U.S. Equity Fund	-	25,885	14,134	265,827	305,846

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts and forward contracts.

38

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

For Tax purposes, the current year post-October loss and late year ordinary loss was $12,535,311 and $1,247,094, (realized during the period November 1, 2011 through March 31, 2012) for Merk Hard Currency Fund and Merk Asian Currency Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2012.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended March 31, 2012. The following reclassifications were the result of re-designation of distributions, net operating loss, non-deductible offering costs, currency gain/loss reclassification and grantor trust adjustments and has no impact on the net assets of each Fund.

	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Merk Hard Currency Fund	$-	$(7,449,221)	$7,449,221
Merk Asian Currency Fund	(642,125)	(47,709)	689,834
Merk Absolute Return Currency Fund	(2,730,355)	10,859	2,719,496
Merk Currency Enhanced U.S. Equity Fund	(69)	3,978	(3,909)

NOTE 6.  Underlying Investments in Other Investment Companies

The Merk Currency Enhanced U.S. Equity Fund currently invests a portion of its assets in SPDR S&P 500 ETF Trust. The Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the SPDR S&P 500 ETF Trust’s website www.spdrs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Currency Enhanced U.S. Equity Fund’s financial statements. As of March 31, 2012, the percentage of the Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 96.3%.

NOTE 7.  Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

NOTE 8.  Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Merk Hard Currency Fund, Merk Asian Currency Fund,

Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund, (The “Funds”) each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended and for the period September 12, 2011 through March 31, 2012 (Commencement of Operations for Merk Currency Enhanced U.S Equity Fund), the statements of changes in net assets for each of the years or period in the two year period then ended, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Merk Hard Currency Fund for the year ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund as of March 31, 2012, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two year period then ended, and their financial highlights for each of the years or periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 30, 2012

40

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2012

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011, through March 31, 2012.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2011*	Ending Account Value March 31, 2012	Expenses Paid During Period	Annualized Expense Ratio
Merk Hard Currency Fund
Investor Shares Actual	$1,000.00	$1,020.51	$6.57	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$1,021.88	$5.31	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Merk Asian Currency Fund
Investor Shares Actual	$1,000.00	$1,017.10	$6.56	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$1,019.23	$5.30	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

41

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2012

	Beginning Account Value October 1, 2011*	Ending Account Value March 31, 2012	Expenses Paid During Period	Annualized Expense Ratio
Merk Absolute Return Currency Fund
Investor Shares Actual	$1,000.00	$1,015.16	$6.55	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$1,016.23	$5.29	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Merk Currency Enhanced U.S. Equity Fund
Investor Shares Actual	$1,000.00	$1,276.25	$7.40	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$1,279.34	$5.98	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Hard Currency Fund designates 11.82% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Merk Asian Currency Fund designates 4.24% of its income distributions as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Merk Absolute Return Currency Fund designates 3.63% of its income distributions as QII. The Merk Currency Enhanced U.S. Equity Fund designates 0.05% of its income distributions as QII and 35.52% of its income distributions as QSD.

42

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2012

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998 – 2008.	21	0
Interested Trustee
John Y. Keffer [1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust

43

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007 – 2009; Associate Counsel, Investors Bank & Trust Co. 2006 – 2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005 – 2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006 – 2008.	N/A	N/A

[1]	Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

44

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN

CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

P.O. BOX 588

PORTLAND, ME 04112

208-ANR-0312

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Payson Total Return Fund

ANNUAL REPORT // March 31, 2012

HM Payson

PAYSON TOTAL RETURN FUND
TABLE OF CONTENTS
MARCH 31, 2012

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. as of March 31, 2012, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk and government securities risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The Fund’s benchmark, the S&P 500® Index, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the “Fund”) provided a total return of 11.35% for the fiscal year ended March 31, 2012, outperforming by 2.81% the S&P 500 Index (the “Index”), which had a total return of 8.54%. The Fund also outperformed the Index over the trailing three and five year periods that ended March 31, 2012. The Fund’s annualized three and five year returns were 27.81% and 4.16%, as compared to the Index’s three and five year annualized returns of 23.42% and 2.01%.

For a longer-term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended March 31, 2012, were 11.35%, 4.16% and 3.57%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual gross operating expense ratio is 1.31%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividends and capital gains. For the period reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower.

The fiscal year began with stocks trading in a relatively narrow range. Beginning in July of 2011, concerns about the financial stability of the European Community and future economic growth in the U.S. and the rest of the world led to sharp declines in the general level of stock prices. From its peak reached on April 29, 2011, the Index declined more than 19%, reaching a bottom on October 3, 2011. The market seemed to be fixated on the daily news from Europe, with stocks gyrating up and down much in sync with good or bad news regarding possible bond defaults from Greece and other weaker members of the European Community. Fear of defaults led investors to seek the perceived safety of U.S. treasury bonds, driving already low interest rates to even lower levels. The yields on ten and thirty year bonds issued by the U.S. treasury dipped below 2% and 3%, respectively.

As often happens when fear and volatility are elevated and stock prices are in decline, any marginally good news can spur a recovery. Indeed, late in 2011, modestly improving economic reports from the U.S. and around the world as well as hope that Europe would avert a crisis, prompted a reversal. Stock prices began to rise in the fourth quarter of the calendar year and after a brief dip in November of 2011, regained momentum that carried the rally to the end of the Fund’s fiscal year on March 31, 2012. From the low reached on October 3, 2011, to the end of the Fund’s fiscal year, the Index gained over 28% in value. Interest rates rose although they remained very low by historical standards. For the fiscal year, ten and thirty year U.S. treasury bond yields declined from 3.5% to 2.2% and from 4.5% to 3.3%, respectively.

Volatility and fear in the markets present opportunity. Our research effort focuses on companies trading at reasonable valuations and possessed of strong balance sheets, positive economic margins, and growing streams of cash flow, earnings, and dividends. With in depth research, we believe buying good companies at reasonable valuations will likely lead to better than market performance. At the same time, by becoming modestly more aggressive with stock selection when fear is high and more defensive when fear is low, we believe we can further add to investment performance. The outperformance of the Fund as compared to the Index and most of its peer group of mutual funds is in large part due to our research effort and careful security

1

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2012

selection, along with modest adjustments to the portfolio to take advantage of the opportunities presented by high levels of volatility.

During the past year and relative to the Index, we maintained the Fund with a modest over weighting in the technology sector and under weighting in the financial services, telecommunications, and utilities sectors. We generally increased the Fund’s weighting in the consumer discretionary, industrial and materials sectors during periods of higher volatility and declining market prices, while decreasing this sector exposure in favor of the more defensive consumer staples and health care sectors during periods of higher equity market prices and elevated optimism.

The best performing stocks for the fiscal year in the Fund portfolio included Apple (+72%), Pep Boys (+64%), Whirlpool (+63%), TJX Companies (+62%), Intel (+44%), Wells Fargo (+42%), Cummins (+34%) and Microsoft (+30%). The worst performing stocks for the fiscal year in the Fund portfolio include JPMorgan Chase (-24%), Flowserve (-17%), Freeport-McMoran Copper & Gold (-16%), Owens-Illinois (-15%), Oshkosh (-15%), Western Union (-15%), Berkshire Hathaway (-14%), and Walgreen (-14%). Returns shown are the full year total return if the stock was held for the full year in the Fund portfolio, or if the stock was held for less than the full year then the total return from the stock while held in the Fund’s portfolio is shown above.

The equity markets staged an impressive recovery following their selloff in the middle of 2011. Of course, it is still a very uncertain world, with a long list of issues to cause investors angst. The overhang from excessive debt levels is likely to inhibit economic growth for years to come. Record corporate profit margins have given investors reason to cheer, but these will be difficult to sustain. Then there is the ongoing unrest in the Middle East, high gasoline prices, and a U.S. presidential election.

With the market recovering so strongly since the financial crisis, returns going forward may be more difficult to generate. While we are modest with our expectations, we believe stock returns have the potential to exceed what we might reasonably expect from other asset classes (bonds and cash), so we continue to invest primarily in equities. Furthermore, we strive to position the Fund’s portfolio to achieve slightly higher returns by staying with our valuation discipline and focusing on dividends and dividend growth. To mitigate the risk of a decline in profit margins, we are emphasizing companies with strong competitive positions in industries where profitability tends to be more stable and predictable.

After such a strong recovery, it would stand to reason that stocks may be vulnerable to a correction of some magnitude; yet these are notoriously difficult to predict – as is good news which could propel the market higher. Therefore, the Fund’s portfolio remains more or less fully invested, with a somewhat defensive posture.

As always, we thank you for your continued investment in the Payson Total Return Fund and confidence in H.M. Payson & Co.

2

PAYSON TOTAL RETURN FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.31%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2012	One Year	Five Years	Ten Years
Payson Total Return Fund	11.35%	4.16%	3.57%
S&P 500 Index	8.54%	2.01%	4.12%

3

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

Shares	Security Description	Value

Common Stock – 99.6%
Consumer Discretionary – 15.1%
17,945	Autoliv, Inc.	$1,203,212
84,380	H&R Block, Inc.	1,389,739
30,200	Hasbro, Inc.	1,108,944
87,600	PEP Boys-Manny Moe & Jack	1,306,992
24,788	TJX Cos., Inc.	984,331
29,500	Whirlpool Corp.	2,267,370
		8,260,588
Consumer Staples – 10.8%
85,600	Avon Products, Inc.	1,657,216
16,000	Diageo PLC, ADR	1,544,000
21,020	PepsiCo, Inc.	1,394,677
19,850	The Procter & Gamble Co.	1,334,119
		5,930,012
Energy – 13.8%
31,330	BP PLC, ADR	1,409,850
15,585	ConocoPhillips	1,184,616
11,710	Exxon Mobil Corp.	1,015,608
33,600	The Williams Cos., Inc.	1,035,216
21,000	Transocean, Ltd.	1,148,700
98,133	WPX Energy, Inc. (a)	1,767,375
		7,561,365
Financial – 10.3%
12,000	Aflac, Inc.	551,880
21,490	American Express Co.	1,243,411
18,300	Berkshire Hathaway, Inc., Class B (a)	1,485,045
12,957	JPMorgan Chase & Co.	595,763
15,438	The Travelers Cos., Inc.	913,930
24,800	Wells Fargo & Co.	846,672
		5,636,701
Health Care – 9.3%
27,284	Abbott Laboratories	1,672,237
13,918	Johnson & Johnson	918,031
9,500	Laboratory Corp. of America Holdings (a)	869,630
10,400	Life Technologies Corp. (a)	507,728
28,200	Sanofi-Aventis SA, ADR	1,092,750
		5,060,376
Industrials – 11.3%
48,325	CSX Corp.	1,039,954
12,725	Cummins, Inc.	1,527,509
3,615	General Dynamics Corp.	265,269
16,000	Parker Hannafin Corp.	1,352,800
55,000	The Geo Group, Inc. (a)	1,045,550
11,665	United Technologies Corp.	967,495
		6,198,577
Materials – 2.0%
50,100	Pan American Silver Corp.	1,105,206

Technology – 27.0%
3,000	Apple, Inc. (a)	1,798,410
24,866	Comtech Telecommunications Corp.	810,134
55,000	CSG Systems International, Inc. (a)	832,700
1,975	Google, Inc., Class A (a)	1,266,449
32,887	Harris Corp.	1,482,546
56,775	Hewlett-Packard Co.	1,352,948
65,500	Intel Corp.	1,841,205
62,000	Microsoft Corp.	1,999,500
36,200	Oracle Corp.	1,055,592
57,330	The Western Union Co.	1,009,008
163,660	Xerox Corp.	1,322,373
		14,770,865
Total Common Stock (Cost $44,706,354)		54,523,690
Total Investments – 99.6% (Cost $44,706,354)*	$54,523,690
Other Assets & Liabilities, Net – 0.4%	219,148
Net Assets – 100.0%	$54,742,838

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is $44,706,354 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,937,147
Gross Unrealized Depreciation	(119,811)
Net Unrealized Appreciation	$9,817,336

See Notes to Financial Statements.                             4

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$54,523,690
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$54,523,690

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no significant transfers between Level 1 and Level 2 for the year ended March 31, 2012.

AFPORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	15.1%
Consumer Staples	10.9%
Energy	13.9%
Financial	10.3%
Health Care	9.3%
Industrials	11.4%
Materials	2.0%
Technology	27.1%
100.0%

See Notes to Financial Statements.                             5

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2012

ASSETS
Total investments, at value (Cost $44,706,354)	$54,523,690
Cash	455,157
Receivables:
Fund shares sold	29,743
Dividends and interest	48,071
Prepaid expenses	8,310
Total Assets	55,064,971

LIABILITIES
Payables:
Fund shares redeemed	70,988
Distributions payable	183,355
Accrued Liabilities:
Investment adviser fees	27,563
Fund services fees	12,623
Compliance services fees	2,083
Other expenses	25,521
Total Liabilities	322,133

NET ASSETS	$54,742,838

COMPONENTS OF NET ASSETS
Paid-in capital	$42,859,066
Undistributed net investment income	1,707
Accumulated net realized gain	2,064,729
Net unrealized appreciation	9,817,336
NET ASSETS	$54,742,838
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,782,556
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.47

See Notes to Financial Statements.                             6

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $253)	$1,238,569
Interest income	516
Total Investment Income	1,239,085

EXPENSES
Investment adviser fees	286,174
Fund services fees	154,089
Custodian fees	5,125
Registration fees	10,727
Professional fees	41,700
Trustees' fees and expenses	1,574
Compliance services fees	25,010
Miscellaneous expenses	22,460
Total Expenses	546,859

NET INVESTMENT INCOME	692,226

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,058,413
Net change in unrealized appreciation (depreciation) on investments	2,766,131
NET REALIZED AND UNREALIZED GAIN	4,824,544
INCREASE IN NET ASSETS FROM OPERATIONS	$5,516,770

See Notes to Financial Statements.                             7

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2012	2011
OPERATIONS
Net investment income	$692,226	$433,095
Net realized gain	2,058,413	4,886,053
Net change in unrealized appreciation (depreciation)	2,766,131	194,894
Increase in Net Assets Resulting from Operations	5,516,770	5,514,042

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(673,881)	(433,068)
Net realized gain	(2,688,807)	-
Total Distributions to Shareholders	(3,362,688)	(433,068)

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,734,645	10,707,254
Reinvestment of distributions	2,920,214	162,833
Redemption of shares	(6,051,356)	(6,573,744)
Increase in Net Assets from Capital Share Transactions	5,603,503	4,296,343
Increase in Net Assets	7,757,585	9,377,317

NET ASSETS
Beginning of Year	46,985,253	37,607,936
End of Year (Including line (a))	$54,742,838	$46,985,253

SHARE TRANSACTIONS
Sale of shares	645,702	852,430
Reinvestment of distributions	230,729	12,668
Redemption of shares	(449,955)	(523,490)
Increase in Shares	426,476	341,608

(a) Undistributed (distributions in excess of) net investment income.	$1,707	$(10,113)

See Notes to Financial Statements.                             8

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$14.00	$12.48	$7.59	$12.48	$13.57
INVESTMENT OPERATIONS
Net investment income (a)	0.20	0.13	0.09	0.10	0.11
Net realized and unrealized gain (loss)	1.25	1.52	4.87	(4.82)	(0.76)
Total from Investment Operations	1.45	1.65	4.96	(4.72)	(0.65)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.19)	(0.13)	(0.07)	(0.10)	(0.12)
Net realized gain	(0.79)	—	—	(0.07)	(0.32)
Total Distributions to Shareholders	(0.98)	(0.13)	(0.07)	(0.17)	(0.44)
NET ASSET VALUE, End of Year	$14.47	$14.00	$12.48	$7.59	$12.48
TOTAL RETURN	11.35%	13.33%	65.44%	(38.05)%	(5.06)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$54,743	$46,985	$37,608	$16,011	$27,577
Ratios to Average Net Assets:
Net investment income	1.45%	1.08%	0.83%	0.94%	0.80%
Net expense	1.15%	1.28%	1.59%	1.77%	1.46%
Gross expense	1.15%	1.29	%(b)	1.61	%(b)	1.78	%(b)	1.46%
PORTFOLIO TURNOVER RATE	101%	72%	79%	109%	57%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                             9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

10

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2012, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to

11

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2012, were $51,675,642 and $48,566,901, respectively.

Note 5. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

2012	2011
Ordinary Income	$915,810	$377,321
Long-Term Capital Gain	2,425,945	-
	$3,341,755	$377,321

12

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

As of March 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$185,062
Undistributed Long-Term Gain	2,064,729
Unrealized Appreciation	9,817,336
Other Temporary Differences	(183,355)
Total	$11,883,772

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2012. The following reclassification was the result of Real Estate Investment Trust distribution reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(6,525)
Undistributed Net Realized Gain (Loss)	6,525

Note 6. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 23, 2012

14

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011, through March 31, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2011	March 31, 2012	Period*	Ratio*
Actual	$1,000.00	$1,257.62	$6.38	1.13%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.35	$5.70	1.13%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 97.78% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.08% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 28.70% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0

16

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008, Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

 17

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

230-ANR-0312

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,000 in 2011 and $191,500 in 2012.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2011 and $0 in 2012.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $28,000 in 2011 and $38,000 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010 and $0 in 2011. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                       Forum Funds

By           /s/ Stacey E. Hong
        Stacey E. Hong, Principal Executive Officer

Date       May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By            /s/ Stacey E. Hong
        Stacey E. Hong, Principal Executive Officer

Date        May 29, 2012

By           /s/ Karen Shaw
       Karen Shaw, Principal Financial Officer

Date        May 29, 2012